As Filed with the Securities and Exchange Commission on May 14, 2004

Registration File No. 333-72596

811-04234

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐

Pre-effective Amendment No.	☐

Post-Effective Amendment No. 5	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐

Amendment No. 7	☒

(Check appropriate box or boxes)

MONY America Variable Account L

(Exact name of registrant)

MONY Life Insurance Company of America

(Name of depositor)

1740 Broadway

New York, New York 10019

(Address of depositor’s principal executive offices)

Depositor’s Telephone Number, including Area Code: (212) 708-2000

Arthur D. Woods, Esq.

Vice President – Variable Products and

Broker-Dealer Operations Counsel

MONY Life Insurance Company

1740 Broadway

New York, New York 10019

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b).

☒	on May 14, 2004 pursuant to paragraph (b).

☐	60 days after filing pursuant to paragraph (a)(1).

☐	on pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:    Units of Interest in a Separate Account under Flexible Premium Variable Life Insurance Policies.

MONY AMERICA VARIABLE ACCOUNT L

PROSPECTUS

DATED MAY 14, 2004 FOR THE

VARIABLE UNIVERSAL LIFE INSURANCE POLICY

Issued by

MONY Life Insurance Company of America

1740 Broadway

New York, New York 10019

The Policy described in this prospectus is currently not offered for sale. This prospectus describes an individual flexible premium variable life insurance policy offered by MONY Life Insurance Company of America (“we,” “us,” “our,” or the “Company”). The Policy provides life insurance protection and premium flexibility.

We offer two death benefit options under the Policy. We guarantee that your death benefit will never be less than the amount specified in your Policy adjusted by any requested increases or decreases in your insurance protection, and less any debt you owe us.

Investments (premium payments) may accumulate on a variable basis, fixed basis, or both. If you choose the variable option, we will invest your premium payments in your choice of subaccounts of our variable account. Each subaccount invests in shares of one of the following portfolios:

AIM Variable Insurance Funds

☐      INVESCO VIF — Financial Services Fund

☐      INVESCO VIF — Health Sciences Fund

☐      INVESCO VIF — Telecommunications Fund

The Alger American Fund

☐      Alger American Balanced Portfolio

☐      Alger American MidCap Growth Portfolio

Enterprise Accumulation Trust

☐      Equity Income Portfolio

☐      Global Socially Responsive Portfolio

☐      Growth Portfolio

☐      Growth and Income Portfolio

☐      Managed Portfolio

☐      Multi-Cap Growth Portfolio

☐      Small Company Growth Portfolio

☐      Small Company Value Portfolio

☐      Total Return Portfolio

Janus Aspen Series

☐      Capital Appreciation Portfolio

☐      Flexible Income Portfolio

☐      International Growth Portfolio

Lord Abbett Series Fund

☐      Bond-Debenture Portfolio

☐      Growth and Income Portfolio

☐      Mid-Cap Value Portfolio

MFS® Variable Insurance TrustSM

☐      MFS Mid Cap Growth Series

☐      MFS New Discovery Series

☐      MFS Total Return Series

☐      MFS Utilities Series

MONY Series Fund, Inc.

☐      Government Series Portfolio

☐      Long Term Bond Portfolio

☐      Money Market Portfolio

PBHG Insurance Series Fund

☐      PBHG Mid-Cap Portfolio

☐      PBHG Select Value Portfolio

PIMCO Variable Insurance Trust

☐      Global Bond Portfolio (Unhedged)

☐      Real Return Portfolio

☐      StocksPLUS Growth and Income Portfolio

The Universal Institutional Funds, Inc.

☐      Emerging Markets Equity Portfolio

☐      Global Value Equity Portfolio

☐      U.S. Real Estate Portfolio

You bear the investment risk if you allocate your premium payments to the variable account.

If you choose the fixed option, we will invest your premium payments in the guaranteed interest account where your payments will grow at the rate of at least 4.0% annually. We take the investment risk of premium payments allocated to the guaranteed interest account.

The amount of life insurance may, and your Policy’s value will, depend on the investment experience of the options you choose.

If you already own a life insurance policy, it might not be to your advantage to replace your existing insurance coverage with this Policy or to finance the purchase or maintenance of this Policy through a loan or through withdrawals from another policy.

An investment in this Policy is not a bank deposit. Neither the U.S. government nor any governmental agency insures or guarantees your investment in the Policy.

The Securities and Exchange Commission has not approved or disapproved this Policy or determined that this prospectus is accurate or complete. Anyone who tells you otherwise is committing a federal crime.

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BENEFIT AND RISK SUMMARY

This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this Prospectus. Please consult your agent and refer to your Policy for details. If you are already entitled to favorable tax treatment, you should satisfy yourself that this Policy meets your other financial goals before you buy it. For your convenience, we have defined certain terms we use in the Glossary at the end of the Prospectus.

Policy Benefits

Life Insurance Protection for Your Beneficiaries

•	The Policy provides a means for you to accumulate life insurance that can pass free of federal and state income taxes to your Beneficiaries.

•	We will pay your Beneficiary a Death Benefit after the death of the last Insured while this Policy is in effect. There are three decisions you must make about the death benefit. First, when you apply for your Policy, you must decide how much life insurance coverage (the Specified Amount) you need on the Insured’s life. Second, you must choose a Death Benefit option. Finally, you must decide which death benefit compliance test you would like — the Cash Value Accumulation Test (this test generally will not limit the amount you pay into the Policy), or the Guideline Premium/Cash Value Corridor Test (this test generally results in a greater Death Benefit amount).

•	We offer two Death Benefit options. Under Option 1, the Death Benefit equals the greater of: (a) the Specified Amount in force on the date of the Insured’s death; or (b) the Fund Value on the date of death multiplied by a death benefit percentage. Under Option 2, the Death Benefit equals the greater of: (a) the Specified Amount in force on the date of the Insured’s death plus Fund Value on the date of the Insured’s death; or (b) the Fund Value on the date of death multiplied by a death benefit percentage.

•	You may change the Specified Amount and the Death Benefit Option that you selected. Changing the Specified Amount or the Death Benefit Option may have tax consequences.

•	During the grace period, your Policy (including the Death Benefit) will remain in effect subject to certain conditions. See “Termination.”

Cash Benefits

•	You may borrow against your Policy for up to 90% of your Policy’s Cash Value. If you do, we will transfer an amount equal to the loan from the Subaccounts and the Guaranteed Interest Account to the Loan Account as collateral for the loan. We charge interest on the loan, and we credit interest on amounts in the Loan Account. We deduct Outstanding Debt (i.e., the amount of your loan plus interest due) from Death Benefit proceeds and from the amount you receive at surrender. A loan may have tax consequences.

•	You may request a partial surrender at any time before the maturity date. Partial surrenders must be for at least $500. A partial surrender may decrease the Specified Amount and may decrease your Death Benefit. Also, a partial surrender may have tax consequences.

•	While the Insured is alive, you can surrender your Policy at any time for its Cash Value. However, if you surrender your Policy within 30 days of a policy anniversary, we will calculate the Fund Value in the Guaranteed Interest Account so that it will not be less than your Fund Value in the Guaranteed Interest Account on that policy anniversary, as adjusted for transactions since that policy anniversary. A surrender charge may apply. A surrender may have tax consequences.

•	If the Insured is alive on the maturity date, we will pay the Cash Value to the Owner unless you elected to defer the maturity date under the provisions of the Maturity Extension Rider or the Enhanced Maturity Extension Rider.

•	You decide how we pay proceeds under the Policy. We may pay the Cash Value and the Death Benefit proceeds as a lump sum or under one of our settlement options.

Variety of Investment Options

•	You may allocate your net premiums (your premium payment less the deductions we take) among the Subaccounts and the Guaranteed Interest Account.

•	The Subaccounts invest in a wide variety of Funds that cover a broad spectrum of investment objectives and risk tolerances. Amounts invested in the Subaccounts will go up and down in value depending on the investment experience of the Fund portfolio in which the Subaccount invested.

•	The Guaranteed Interest Account is part of our General Account. We will credit interest of at least 4.0% annually on amounts invested in the Guarantee Interest Account.

•	As your needs or financial goals change, you can change your investment mix. You may transfer Fund Value among any of the Subaccounts or between the Subaccounts and the Guaranteed Interest Account while continuing to defer current income taxes.

Dollar-Cost Averaging

•	Under our dollar-cost averaging program, you may transfer Policy Values on a monthly or quarterly basis from any investment option to any other investment option through written request or other method acceptable to us. By investing the same amount on a regular basis, you do not have to worry about timing the market. This strategy, however, does not guarantee that any Fund will gain in value, and does not protect against a decline in value if market prices fall.

Portfolio Rebalancing

•	Our portfolio rebalancing program can help prevent a well-conceived investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages you originally selected to shift. With this program, you may instruct us to periodically reallocate values in your Policy. The program does not guarantee an investment gain or protect against an investment loss.

Supplemental Insurance Benefits

•	You may add additional insurance and other benefits to your Policy by rider. Please see “Other Benefits” for a description of the other optional benefits that we offer.

Policy Risks

Possible Adverse Tax Consequences

•	In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a special risk class basis and policies with term riders added and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the policy and you select the guideline premium/cash value corridor test.

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Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract (MEC) under federal tax laws. If this occurs, partial or full surrenders, pledges, as well as Policy loans, will be taxed as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of certain partial or full surrenders, pledges and loans. If the Policy is not treated as a MEC, full and partial surrenders will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax and pledges and loans should not be taxable. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Policy Termination

•	If the value of your Policy can no longer cover the Policy’s monthly charges and any loan interest due, your Policy will be in default and a grace period will begin. There is a risk that if partial surrenders, loans, and charges reduce your Cash Value to too low an amount and/or if the investment experience of your selected Subaccounts is unfavorable, then your Policy could terminate. In that case, you will have a 61-day grace period to make a sufficient payment. If you do not make a sufficient payment before the grace period ends, you Policy will terminate without value; all rights and benefits under your Policy, including your insurance coverage, will end. After termination, you may reinstate your Policy within five years subject to certain conditions.

Partial Surrender Limitations

•	The minimum partial surrender amount is $500 (plus the applicable partial surrender fee). Partial surrenders may reduce the Death Benefit and the Specified Amount in your Policy, and will reduce the Fund Value of your Policy. Federal income taxes and a penalty tax may apply to partial surrenders.

Effects of Policy Loans

•	A Policy loan, whether or not repaid, will affect your Policy’s Fund Value over time because we transfer the amount of the loan from the Subaccounts and/or the Guaranteed Interest Account to the Loan Account and hold it as collateral. We then credit a fixed interest rate to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts and does not participate in the interest credited to the Guaranteed Interest Account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the performance of the Subaccounts and the extent, if any, of the difference in the interest rates credited to the Guaranteed Interest Account and the Loan Account, the effect could be favorable or unfavorable.

•	A Policy loan also reduces Death Benefit proceeds. A loan could make it more likely that a Policy would terminate. There is a risk if the loan reduces your Cash Value to too low an amount and investment experience is unfavorable, that the Policy will lapse, resulting in adverse tax consequences. You must submit a sufficient payment during the grace period to avoid the Policy’s termination without value and the end of insurance coverage.

Policy is Suited Only for Long-term Protection

•	We designed the Policy to meet long-term financial goals. You should not purchase this Policy if you intend to surrender all or part of your Fund Value in the near future. Please note, if you surrender your Policy in the early Policy Years, the surrender charge may be significant.

Portfolio Risks

The value of your Policy is tied to the investment performance of the Fund portfolios and allocation percentages you choose. If those portfolios perform poorly, the value of your Policy will decrease. Values allocated to the portfolios are not guaranteed. Because we continue to deduct charges from Fund Value, if investment results are too low, the Cash Value of your Policy may fall to zero. In that case, the Policy will terminate without value and insurance coverage will no longer be in effect, unless you make an additional payment sufficient to prevent a termination during the 61-day grace period. On the other hand, if investment experience is sufficiently favorable and you have kept the Policy in force for a substantial time, you may be able to draw upon Fund Value through partial surrenders and Policy loans. Poor investment performance may also lower the amount of the death benefit payable under the Policy. The Funds provide a comprehensive description of the risks of each portfolio in their prospectuses.

Fee Table

The following tables describe the fees and expenses an Owner may pay when buying, owning, and surrendering the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you may pay when buying the Policy, paying premiums, surrendering or taking a partial surrender from the Policy, transferring Fund Value between the Subaccounts and the Guaranteed Interest Account, or taking a loan.

Transaction Fees

	When Charge is Deducted	Amount Deducted

Charge		Guaranteed Charge	Current Charge

Sales Charge Imposed on Premiums[1]	Upon receipt of each premium payment	4% of premiums paid	4% of premiums paid

Premium Tax Charge[2]	Upon receipt of each premium payment	2.25% of premiums paid	2.25% of premiums paid

DAC Tax Charge[2]	Upon receipt of each premium payment	1.25% of premiums paid	1.25% of premiums paid[3]

Surrender Charge[4]	Upon surrender of the Policy

• Minimum and Maximum Charge[5]		$2.88 to $51.20 per $1,000 Specified Amount of Fund Value surrendered	$2.88 to $51.20 per $1,000 Specified Amount of Fund Value surrendered

• Charge for a 35 year old male, preferred, non-smoker, Specified Amount of $250,000, 0 years after Policy issue, non-individual qualified plan		$5.80 per $1,000 Specified Amount of Fund Value surrendered	$5.80 per $1,000 Specified Amount of Fund Value surrendered

Partial Surrender Fee	Upon a partial surrender of the Policy	$10	$10

Transfer Fee	Upon transfer of Fund Value	$25 for each transfer of Fund Value after the 12th transfer in a Policy Year	We currently do not assess this charge

Illustration Projection Report Charge	When Requested	$25	We currently do not assess this charge

(1)	The sales charge varies by Policy Year and Specified Amount, and varies from 0.5% to 4.0% of each premium paid. Different rules apply in New Jersey: the sales charge is 4% for all Policy years where the Specified Amount in force is less than $500,000 and 2% for all Policy years when the Specified Amount plus any term life insurance in force is $500,000 or more.
(2)	We reserve the right to increase or decrease the current or maximum charge for taxes resulting from a change in tax law or from any change in the relevant tax cost to us.
(3)	We do not assess this charge if you purchased the Policy in connection with an individual qualified plan or in other situations where the premiums received are not subject to this tax.

(4)	The surrender charge varies based on the Insured’s issue age, gender, smoking status, risk class, and number of years since Policy issue or any increases in Specified Amount. The surrender charge grades to zero over 15 years for Insureds with an issue age of less than 75 (and over 10 years for Insureds with an issue age over 75). The surrender charge shown may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the surrender charge that applies to your Policy. You may obtain more information about your surrender charge from your agent or by contacting us at the address noted on the cover page of this prospectus.
(5)	The minimum guaranteed and current surrender charge is based on an Insured with the following characteristics: female, issue age 0, surrendering in Policy year 1; the maximum guaranteed and current surrender charge is based on an Insured with the following characteristics: male, standard, non-smoker, age 85, surrendering in Policy year 1.

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge

Cost of Insurance Charge[6]	On Policy Date and each Monthly Anniversary Day

• Minimum and Maximum Charge[7]		$.06 to $83.33 per $1,000 of amount at risk	$.01 to $21.27 per $1,000 of amount at risk

• Charge for a 35 year old male, preferred, non-smoker, Specified Amount of $250,000, 0 years after Policy issue, non-individual qualified plan		$.14 per $1,000 of amount at risk	$.07 per $1,000 of amount at risk

Administrative Charge	On Policy Date and each Monthly Anniversary Day	$5.00	$5.00

Per $1,000 of Specified Amount Charge[8]	On Policy Date and each Monthly Anniversary Day during first 10 Policy Years and for 10 years following an increase in Specified Amount

• Minimum and Maximum Charge[9]		$.07 to $.28 per $1,000 Specified Amount	$.07 to $.28 per $1,000 Specified Amount

• Charge for a 35 year old male, preferred non-smoker, Specified Amount of $250,000, 0 years after Policy issue, and non-individual qualified plan		$.08 per $1,000 Specified Amount	$.08 per $ 1,000 Specified Amount

Periodic Charges Other Than Portfolio Operating Expenses

Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge

Mortality and Expense Risk Charge	Daily	0.001% (0.35% annually) of Fund Value in each Subaccount	0.001% (0.35% annually) of Fund Value in each Subaccount

Loan Interest Spread[10]	On each policy anniversary after a loan is taken, or upon death, surrender, or lapse, if earlier	0.75% of Fund Value in the Loan Account for Policy years 1-10 (.25% in Policy years 11+)	0.75% of Fund Value in the Loan Account for Policy years 1-10 (.25% in Policy years 11+)

(6)	The cost of insurance charge, the cost of insurance charge for the Term Life Term Rider, and the cost of insurance charge for the Additional Term Life Insurance Rider vary based on the Insured’s issue age (or age on date of increase), gender, risk class and the duration of the Policy, and the Specified Amount. The cost of insurance charge shown the table may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the guaranteed cost of insurance charge that applies to your Policy. You may obtain more information about your cost of insurance charge from your agent or by contacting us at the address noted on the cover page of this prospectus.
(7)	The minimum guaranteed cost of insurance charge assumes an Insured with the following characteristics: female, smoker, standard, issue age 4, and 0 years since Policy issue; the minimum current cost of insurance charge assumes an Insured with the following characteristics: female, non-smoker, preferred, Specified Amount less than $250,000, issue age 3, and 0 years since Policy issue; the maximum guaranteed cost of insurance charge is based on all Insureds attained age 99; the maximum current cost of insurance charge assumes an Insured with the following characteristics: male, smoker, standard, Specified Amount less than $250,000, issue age 85, and 14 years since Policy issue.
(8)	The $1,000 Specified Amount charge varies based on the Insured’s issue age (or age on date of increase) gender, risk class, and Specified Amount. The Per $1,000 of Specified Amount Charge shown in the table may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the per $1,000 Specified Amount charge that applies to your Policy. You may obtain more information about your per $1,000 Specified Amount charge from your agent or by contacting us at the address noted on the cover page of this prospectus.
(9)	The minimum guaranteed and current charge per $1,000 Specified Amount assumes an Insured at age 0 at the time of Policy issue; the maximum guaranteed and current charge per $1,000 Specified Amount assumes an Insured at age 85 at the time of Policy issue with a Specified Amount of less than $500,000.
(10)	The loan interest spread is the difference between the amount of interest we charge you on loans and the amount of interest we credit to amounts held in the Loan Account to secure your loans. We guarantee that the maximum interest we charge on loans will not exceed an effective annual rate of 5.0% for Policy years 1-20 (5.25% for Policy years 1-10 for Policies issued before January 6, 2003) and an effective annual rate of 4.25% for Policy years 21 and later (4.75% for Policy years 11 and after for Policies issued before January 6, 2003). We guarantee that the minimum interest we credit to the Loan Account to secure your loans will be at least equal to an effective annual rate of 4.0% (4.5% for Policies issued before January 6, 2003)

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Optional Rider Charges

	When Charge is Deducted	Amount Deducted

Rider		Guaranteed Charge	Current Charge

Cost of Insurance Charge for Term Life Term Rider[6]	On date of issuance of rider and each Monthly Anniversary Day

• Minimum and Maximum Charge[11]		$.08 to $10.45 per $1,000 of term insurance	$.04 to $6.59 per $1,000 of term insurance

• Charge for a 35 year old male, preferred, non-smoker, Specified Amount of $250,000, 0 years since Policy issue, non-individual qualified plan		$0.14 per $1,000 of term insurance	$0.07 per $1,000 of term insurance

Cost of Insurance Charge for Additional Term Life Insurance Rider[6]	On issuance of rider and each Monthly Anniversary Day

• Minimum and Maximum Charge[12]		$0.08 to $83.33 per $1,000 of term insurance	$0.01 to $23.63 per $1,000 of term insurance

• Charge for a 35 year old male, non-smoker, 0 years from the issue date of the Rider		$0.14 per $1,000 of term insurance	$0.04 per $1,000 of term insurance

Enhanced Maturity Extension Rider	On issuance of rider, and each Monthly Anniversary Day	$0.01 per $1,000 Specified Amount plus term insurance	$0.01 per $ 1,000 Specified Amount plus term insurance

Maturity Extension Rider	No charge	0	0

Spouse’s Yearly Renewable Term Rider[13]	On issuance of rider and each Monthly Anniversary Day

• Minimum and Maximum Charge[14]		$0.07 to $6.60 per $1,000 of term insurance	$0.07 to $6.60 per $1,000 of term insurance

• Charge for a 35 year old female, non smoker, preferred, Specified Amount in force of $250,000, 0 years from the issue date of the Rider		$0.12 per $1,000 of term insurance	$0.12 per $1,000 of term insurance

Optional Rider Charges

	When Charge is Deducted	Amount Deducted

Rider		Guaranteed Charge	Current Charge

Accidental Death and Dismemberment Rider[15]	On issuance of rider and on each Monthly Anniversary Day until the policy anniversary following the 70th birthday of the Insured. For issue ages under 5, charges commence with the policy anniversary following the 5th birthday.

• Minimum and Maximum Charge[16]		$0 to $0.17 per $1,000 of accidental death and dismemberment insurance	$0 to $0.17 per $1,000 of accidental death and dismemberment insurance

• Charge for a 35 year old		$0.09 per $1,000 of accidental death and dismemberment insurance	$0.09 per $1,000 of accidental death and dismemberment insurance

Purchase Option Rider[15]	On issuance of rider and on each Monthly Anniversary Day until the policy anniversary following the 49th birthday of the Insured

• Minimum and Maximum Charge[17]		$0.05 to $0.36 of purchase option insurance	$0.05 to $0.36 of purchase option insurance

• Charge for a 35 year old		$0.25 per $1,000 of purchase option insurance	$0.25 per $1,000 of purchase option insurance

Waiver of Monthly Deduction Rider[18]	On issuance of rider and on each Monthly Anniversary Day until the policy anniversary following the 65th anniversary birthday of the Insured. For issue ages under 5, charges commence with the policy anniversary following the Insured’s 5th birthday

• Minimum and Maximum Charge[19]		$0 to $0.15 per $1,000 of Specified Amount plus Term Insurance	$0 to $0.15 per $1,000 of Specified Amount plus Term Insurance

• Charge for a 35 year old male, non-smoker, preferred, Specified Amount of $250,000, and 0 years from the issue date of the rider		$0.01 per $1,000 of Specified Amount plus Term Insurance	$0.01 per $1,000 of Specified Amount plus Term Insurance

Optional Rider Charges

	When Charge is Deducted	Amount Deducted

Rider		Guaranteed Charge	Current Charge

Waiver of Specified Premiums Rider[18]	On issuance of rider and on each Monthly Anniversary Day until the policy anniversary following the 65th anniversary birthday of the Insured. For issue ages under 5, charges commence with the policy anniversary following the Insured’s 5th birthday

• Minimum and Maximum Charge[20]		$0 to $0.77 per $10 of Specified Amount	$0 to $0.77 per $10 of Specified Amount

• Charge for a 35 year old male, non-smoker, preferred, Specified Amount of $250,000, 0 years from the issue date of the rider		$0.06 per $10 of Specified Amount	$0.06 per $10 of Specified Amount

Accelerated Death Benefit Rider	No charge	0	0

Children’s Term Life Insurance Rider[21]	On issuance of the rider and on each Monthly Anniversary Day until the policy anniversary following the Insured’s 65th birthday

• Minimum and Maximum Charge[22]		$0.48 to $0.49 per $1,000 of insurance coverage	$0.48 to $0.49 per $1,000 of insurance coverage

• Charge for a 35 year old male, non-smoker, preferred, Specified Amount of $250,000, no Waiver of Monthly Deduction Rider attached to the Policy, and 0 years since the issue date of the rider		$0.48 per $1,000 of insurance coverage	$0.48 per $1,000 of insurance coverage

(11)	The minimum guaranteed charge for this rider assumes an Insured with the following characteristics: female, non-smoker, preferred, issue age 18, 0 years since issue of rider, and minimum Specified Amount of $100,000; the minimum current charge for this rider assumes an Insured with the following characteristics: female, non-smoker, preferred, issue age 20, 0 years since issue of rider, and minimum Specified Amount of $100,000; the maximum guaranteed charge for this rider assumes an Insured with the following characteristics: male, smoker, issue age 79, and minimum Specified Amount of $100,000; the maximum current charge for this rider assumes an Insured with the following characteristics: male, smoker, standard, issue age 60, 19 years since issue of rider, and minimum Specified Amount of $100,000.
(12)	The minimum guaranteed charge for this rider assumes an Insured with the following characteristics: female, non-smoker, preferred, issue age 18, 0 years since issue of the rider, and minimum Specified Amount of $100,000; the minimum current charge for this rider assumes an Insured with the following characteristics: female, non-smoker, preferred, issue age 21, minimum Specified Amount of $100,000, and 0 years since issue of the rider; the maximum guaranteed charge for this rider is based on all Insureds at age 99; the maximum current charge for this rider assumes an Insured with the following characteristics: male, smoker, standard, issue age 85, minimum Specified Amount of $100,000, and 15 years since issue of the rider.
(13)	The Spouse’s Yearly Renewable Term Rider charge varies based on the spouse’s gender, age, smoking status, and duration of the Policy. The Spouse’s Yearly Renewable Term Rider charge shown in the table may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the Spouse’s Yearly Renewable Term Rider charge that applies to your Policy. You may obtain more information about your Spouse’s Yearly Renewable Term Rider charge from your agent or by contacting us at the address noted on the cover page of the prospectus.

(14)	The minimum guaranteed and current charge for this rider assumes an Insured with the following characteristics: female, issue age 18, non-smoker, and 0 years since the issue of the rider; the maximum guaranteed and current charge for this rider assumes an Insured with the following characteristics: male, smoker, issue age 70, and 0 years since the issue of the rider.
(15)	The Accidental Death and Dismemberment Rider and Purchase Option Rider charges vary based on the age of the Insured. The Rider charges shown in the table may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the Rider charges that apply to your Policy. You may obtain more information about your Rider charges from your agent or by contacting us at the address noted on the cover page of the prospectus.
(16)	The minimum guaranteed and current charge for this rider assumes an Insured attained ages 0-4; the maximum guaranteed and current charge for this rider assumes an Insured attained age 69.
(17)	The minimum guaranteed and current charge for this rider assumes an Insured issue age 0; the maximum guaranteed and current charge for this rider assumes an Insured issue age 46.
(18)	The Waiver of Monthly Deduction Rider and Waiver of Specified Premiums Rider vary based on the Insured’s age, gender, and risk class. The Rider charge shown in the table may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the Rider charge that applies to your Policy. You may obtain more information about your Rider charges from your agent or by contacting us at the address noted on the cover page of the prospectus.
(19)	The minimum guaranteed and current charge for the Waiver of Monthly Deduction Rider assumes Insured attained ages 0-4; the maximum guaranteed and current charge for the Waiver of Monthly Deduction Rider assumes an Insured with the following characteristics: attained age 64, male, smoker.
(20)	The minimum guaranteed and current charge for the Waiver of Specified Premiums Rider assumes an Insured attained age 0; the maximum guaranteed and current charge for the Waiver of Specified Premiums Rider assumes an Insured attained age 59.
(21)	The Children’s Term Life Insurance Rider varies based on the Insured’s risk class. The Rider charge shown in the table may not be representative of the charge that a particular Owner will pay. Please see your Policy for more information about the Rider charge that applies to your Policy. You may obtain more information about your Rider charges from your agent or by contacting us at the address noted on the cover page of the prospectus.
(22)	The minimum guaranteed and current charge for the Children’s Term Life Insurance Rider assumes an Insured in the standard risk class and that a Waiver of Monthly Deduction Rider is not attached to the base Policy; the maximum guaranteed and current charge for the Children’s Term Life Insurance Rider assumes an Insured in the standard risk class and that a Waiver of Monthly Deduction Rider is attached to the base Policy.

*    *    *

The following table shows the range of the total fees and expenses charged by the portfolios in which the Subaccounts invest. The purpose of the table is to assist you in understanding the various costs and expenses that you will bear indirectly by investing in the Subaccounts. The table reflects total operating expenses for the portfolios for the fiscal year ended December 31, 2003. Expenses of the portfolios may be higher or lower in future years than the figures stated below. For more information on the fees and expenses described in this table, see the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses

(expenses that are deducted from portfolio assets):

Total Annual Portfolio Operating Expenses	Minimum	Maximum

(including management fees, distribution and/or service or 12b-1 fees, and other expenses)	0.65%	1.87%

The expense information regarding the Funds was provided by those Funds. We have not independently verified this information.

We may offer other variable life insurance policies which also may invest in the same (or many of the same) Fund portfolios offered under the Policy. These policies may have different charges that could affect their subaccounts’ performance, and they may offer different benefits.

ILLUSTRATIONS

Upon request, the Company will send you an illustration of future benefits under the Policy based on both guaranteed and current cost assumptions. You should obtain a personalized illustration before purchasing a Policy.

MONY LIFE INSURANCE COMPANY OF AMERICA

We are a stock life insurance company organized in the State of Arizona. Our principal offices are located at 1740 Broadway, New York, New York 10019. We are obligated to pay all benefits promised under the Policy.

On September 17, 2003, MONY Group Inc. (“MONY Group”), the ultimate parent of MONY Life Insurance Company of America, entered into an Agreement and Plan of Merger with AXA Financial, Inc. (“AXA Financial”) and AIMA Acquisition Co., which was subsequently amended on February 22, 2004 (hereafter referred to collectively as the “AXA Agreement”), pursuant to which MONY Group will become a wholly owned subsidiary of AXA Financial in a cash transaction valued at approximately $1.5 billion. Under the terms of the AXA Agreement, which has been approved by the boards of directors of AXA Financial and MONY Group, MONY Group’s shareholders will receive $31.00 for each share of MONY Group’s common stock. The acquisition contemplated by the AXA Agreement is subject to various regulatory approvals and other customary conditions, including the approval of MONY Group’s shareholders. A special meeting of MONY Group’s shareholders is scheduled for May 18, 2004 to vote on the proposed acquisition of MONY Group by AXA Financial. The transaction is expected to close in the second quarter of 2004.

MONY AMERICA VARIABLE ACCOUNT L

We established MONY America Variable Account L as a separate account under Arizona law on February 15, 1985. We divided the Variable Account into subdivisions called Subaccounts. Each Subaccount invests exclusively in shares of a designated portfolio of the Funds.

The assets in the Variable Account belong to us. Assets equal to the reserves and other liabilities of the Variable Account will not be charged with liabilities that arise from any other business that we conduct. Income, gains and losses, realized or unrealized, from assets allocated to the Variable Account and of each Subaccount are credited to or charged against the Variable Account and that Subaccount without regard to other income, gains or losses of the Company. We reserve the right to credit or charge a Subaccount in a different manner if required, or appropriate, by reason of a change in law. We may from time to time transfer to our General Account, assets which exceed the reserves and other liabilities of the Variable Account.

Changes to The Variable Account

We may add new Subaccounts that are not available under the Policy. We may substitute a portfolio for another portfolio of that Fund or of another Fund, if in our judgment, the portfolio no longer suits the purposes of the Policy due to a change in its investment objectives or restrictions. The new portfolio may have higher fees and charges than the one it replaced, and not all portfolios may be available to all classes of Policies. No substitution may take place without prior notice to you and prior approval of the SEC and insurance regulatory authorities, to the extent required by the Investment Company Act of 1940 (the “1940 Act”) and applicable law.

We may also, where permitted by law:

•	combine the Variable Account with any of our other separate accounts;

•	transfer assets of the Variable Account to another separate account;

•	add new Subaccounts to, or remove existing Subaccounts from, the Variable Account;

•	make Subaccounts (including new Subaccounts) available to such classes of Polices as we may determine;

•	add new Funds or remove existing Funds;

•	deregister the Variable Account under the 1940 Act; and

•	operate the Variable Account under the direction of a committee or in any other form permitted by law.

We will notify you of any changes we make.

THE PORTFOLIOS

You decide the Subaccounts to which you direct premium payments or transfer Fund Value. There is a separate Subaccount which corresponds to each portfolio of a Fund offered in the Policy.

Each Fund is registered with the SEC as an open-end management investment company under the 1940 Act. The assets of each portfolio are separate from other portfolios of a Fund and each portfolio has separate investment objectives and policies. As a result, the investment performance of one portfolio has no effect on the investment performance of any other portfolio.

Before you choose a Subaccount to allocate your premium payments and transfer Fund Value, carefully read the prospectus for each Fund, along with this prospectus. Please call your agent or our Operations Center to obtain each Fund prospectus. We summarize the investment objectives of each portfolio below. There is no assurance that any of the portfolios will meet these objectives. You should know that during extended periods of low interest rates, the yields of the MONY Money Market Subaccount may become extremely low and possibly negative.

The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of such portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

The following table lists the Subaccounts of the Variable Account that are available under the Policy.

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

AIM VARIABLE INSURANCE FUNDS—Series I

INVESCO VIF—Financial Services Subaccount	Specialty-Financial	A I M Advisors, Inc. (subadvised by INVESCO Institutional (N.A.), Inc.)

INVESCO VIF—Health Sciences Subaccount	Specialty-Health	A I M Advisors, Inc. (subadvised by INVESCO Institutional (N.A.), Inc.)

INVESCO VIF—Technology Subaccount (Effective 4/30/04, assets of INVESCO-VIF Telecommunications Fund were transferred to INVESCO-VIF Technology Fund)	Specialty-Technology	A I M Advisors, Inc. (subadvised by INVESCO Institutional (N.A.), Inc.)

THE ALGER AMERICAN FUND—Class O Shares

Alger American Balanced Subaccount	Moderate Allocation	Fred Alger Management, Inc.

Alger American MidCap Growth Subaccount	Mid-Cap Growth	Fred Alger Management, Inc.

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

ENTERPRISE ACCUMULATION TRUST

Enterprise Equity Income Subaccount	Large Value	Enterprise Capital Management, Inc. (subadvised by Boston Advisors, Inc.)

Enterprise Global Socially Responsive Subaccount	World Stock	Enterprise Capital Management, Inc. (subadvised by Rockefeller & Co., Inc.)

Enterprise Growth Subaccount	Large Growth	Enterprise Capital Management, Inc. (subadvised by Montag & Caldwell, Inc.)

Enterprise Growth and Income Subaccount	Large Blend	Enterprise Capital Management, Inc. (subadvised by UBS Global Asset Management (Americas), Inc.)

Enterprise Managed Subaccount	Large Value	Enterprise Capital Management, Inc. (subadvised by Wellington Management Company, LLP)

Enterprise Multi-Cap Growth Subaccount	Mid-Cap Growth	Enterprise Capital Management, Inc. (subadvised by Fred Alger Management Inc.)

Enterprise Small Company Growth Subaccount	Small Growth	Enterprise Capital Management, Inc. (subadvised by William D. Witter, Inc.)

Enterprise Small Company Value Subaccount	Small Value	Enterprise Capital Management, Inc. (subadvised by Gabelli Asset Management Company)

Enterprise Total Return Subaccount	Intermediate-Term Bond	Enterprise Capital Management, Inc. (subadvised by Pacific Investment Management Company, LLP)

JANUS ASPEN SERIES—Service Shares

Janus Aspen Series Capital Appreciation Subaccount	Large Growth	Janus Capital Management LLC

Janus Aspen Series Flexible Income Subaccount	Multisector Bond	Janus Capital Management LLC

Janus Aspen Series International Growth Subaccount	Foreign Stock	Janus Capital Management LLC

LORD ABBETT SERIES FUND—Class VC

Lord Abbett Bond- Debenture Subaccount	High Yield Bond	Lord, Abbett & Co. LLC

Lord Abbett Growth And Income Subaccount	Large Value	Lord, Abbett & Co. LLC

Lord Abbett Mid-Cap Value Subaccount	Mid-Cap Value	Lord, Abbett & Co. LLC

Subaccount	Fund/Type of Portfolio	Adviser (and Sub-Adviser, as applicable)

MFS® VARIABLE INSURANCE TRUSTsm—Initial Shares

MFS® Mid Cap Growth Subaccount	Mid-Cap Growth	Massachusetts Financial Services Company

MFS® New Discovery Subaccount	Small Growth	Massachusetts Financial Services Company

MFS® Total Return Subaccount	Domestic Hybrid	Massachusetts Financial Services Company

MFS® Utilities Subaccount	Specialty-Utilities	Massachusetts Financial Services Company

MONY SERIES FUND, INC.

MONY Government Securities Subaccount	Short Government	MONY Life Insurance Company of America

MONY Long Term Bond Subaccount	Long-Term Bond	MONY Life Insurance Company of America

MONY Money Market Subaccount	Money Market	MONY Life Insurance Company of America

PBHG INSURANCE SERIES FUND

PBHG Mid-Cap Subaccount	Mid-Cap Value	Pilgrim Baxter & Associates, Ltd.

PBHG Select Value Subaccount	Large Value	Pilgrim Baxter & Associates, Ltd.

PIMCO VARIABLE INSURANCE TRUST Administrative Class

PIMCO Global Bond Subaccount (Unhedged)	World Bond	Pacific Investment Company LLC

PIMCO Real Return Subaccount	Intermediate-Term Bond	Pacific Investment Company LLC

PIMCO StocksPLUS Growth and Income Subaccount	Large Blend	Pacific Investment Company LLC

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Van Kampen UIF Emerging Markets Equity Subaccount	Diversified Emerging Markets	Morgan Stanley Investment Management Inc., which does business in certain instances using the name “Van Kampen,” is the investment adviser to The Universal Institutional Funds, Inc.

Van Kampen UIF Global Value Equity Subaccount	World Stock	Morgan Stanley Investment Management Inc., which does business in certain instances using the name “Van Kampen,” is the investment adviser to The Universal Institutional Funds, Inc. (subadvised by Morgan Stanley Investment Management Limited)

Van Kampen UIF U.S. Real Estate Subaccount	Specialty-Real Estate	Morgan Stanley Investment Management Inc., which does business in certain instances using the name “Van Kampen,” is the investment adviser to the Universal Institutional Funds, Inc.

We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee ordinarily based upon an annual average percentage of the average aggregate net amount we have invested on behalf of the Variable Account and other separate accounts. These percentages differ, and some investment advisers or distributors pay us more than others. The percentages range from 0 to 25 basis points. These agreements reflect administrative services we provide. The amounts we receive under these agreements may be significant. In addition, our affiliate, MONY Securities Corporation, the principal underwriter for the Policies, will receive 12b-1 fees deducted from portfolio assets of certain Funds for providing distribution and shareholder support services to the portfolios.

Your Right to Vote Portfolio Shares

As required by law, we will vote portfolio shares held in the Variable Account at any regular and special meetings of the shareholders of the Funds. We will exercise these voting rights based on the instructions received from Owners having the voting interest in corresponding Subaccounts of the Variable Account. We may elect to vote the shares of the Funds in our own right if the 1940 Act or any regulations thereunder is amended, and as a result, we determine that it is permitted to vote the shares of the Funds in our right.

We will determine the number of votes which you have the right to cast by dividing your Fund Value in a Subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number of Owner votes will be determined as of the date we set. However, such date will not be more than 90 days before the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund’s meeting. If required by the SEC, we reserve the right to determine the voting rights in a different fashion. You may cast your voting instructions in person or by proxy.

We will vote portfolio shares for which we received no timely instructions in proportion to the voting instructions which are received for all Policies participating in that Subaccount. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

Disregard of Voting Instructions

We may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, we may disregard voting instructions of changes initiated by Owners or the investment adviser (or portfolio manager) of a portfolio. Our disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio’s objectives and purpose, and considering the effect the change would have on us. If we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next report to Owners.

THE GUARANTEED INTEREST ACCOUNT

Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Guaranteed Interest Account or our General Account under the Securities Act of 1933 or under the 1940 Act. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account.

Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, please see your Policy.

You may allocate all or a portion of your net premiums and transfer Fund Value to our Guaranteed Interest Account. Amounts allocated to the Guaranteed Interest Account become part of the General Account, which supports insurance and annuity obligations. The amounts allocated to the General Account are subject to the liabilities arising from the businesses we conduct. Subject to applicable law, we have sole discretion over the investment of the assets of its General Account.

We guarantee that we will credit the Fund Value in the Guaranteed Interest Account with a minimum interest rate of 0.0107% compounded daily, for a minimum effective annual rate of 4.0%. However, in some states and/or if we issued your Policy before January 6, 2003, we guarantee that we will credit the Fund Value in the Guaranteed Interest Account with a minimum interest rate of 0.0121% compounded daily, for a minimum effective annual rate of 4.5%. We may, in our sole discretion, declare current interest in excess of the 4.0% annual rate. We may declare excess interest based on such factors including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. We cannot predict or guarantee future excess interest rates.

Before the beginning of each calendar month, we will declare an interest rate. The declared rate will apply to premium payments and transfers into the Guaranteed Interest Account made during the calendar month. To obtain the rate, please contact your agent. The calendar year and month the payment or transfer is made determines the “generation” of such monies. The current interest may be credited from the date of the payment or transfer for a period of 12 months beginning the first day of the monthly generation to which the payment or transfer is assigned. After the first 12 months, a renewal interest rate may be declared for a new 12-month period. At the end of the renewal period, all monies will earn an interest rate which is declared monthly and applies for a one-month period. Any rate we declare in excess of the minimum interest rate may be changed or discontinued by us at anytime after it is declared, but such change or discontinuance will only affect the crediting of interest that accrues after the change or discontinuance.

We bear the full investment risk for Fund Value allocated to the Guaranteed Interest Account.

THE POLICY

We designed the Policy to meet the needs of individuals as well as for corporations who provide coverage and benefits for key employees.

Applying for a Policy

To purchase a Policy, you must complete an application and then have your agent submit it to us at our Operations Center. After you have done this, it can sometimes take several weeks for us to gather and evaluate the information we need to decide whether to issue a Policy to you and if so, what the Insured’s risk class should be. After we approve an application for a Policy and assign the appropriate risk class, we will prepare the Policy for delivery.

You must pay an initial premium of a sufficient amount before or at the time we deliver your Policy. (If you submit your initial premium with your application, we will place your premium in our General Account where it will earn interest at an effective annual rate of at least 4.0% — in some states and/or if we issued your Policy before January 6, 2003, your premium will earn interest at an effective annual rate of 4.5%). See “Premiums”. Coverage generally becomes effective on the Policy Date. We will not pay a Death Benefit before the Policy Date unless temporary insurance coverage, as discussed below, was in effect.

We will issue a Policy covering an Insured who is up to and including age 85, providing we receive evidence of insurability that satisfies us. If a qualified plan will own the Policy, the Insured cannot be more than 70 years old. Required evidence of insurability may include, among other things, a medical examination of the Insured. We may reject an application for any lawful reason.

Temporary Insurance Coverage

You may apply for temporary insurance coverage. To be eligible for such coverage, the Insured must be between the ages of 15 days and 71 years old and must be able to satisfactorily answer several health questions. Your initial premium must be in the amount of at least the Minimum Monthly Premium (see below) for the Policy for which you applied. This coverage will take effect on the date you sign the application and pay the premium. Temporary insurance coverage will end on the earliest of:

•	the policy release date (i.e., the date we authorize the Policy to be delivered to you), if the Policy is issued as applied for;

•	the 15th day after the policy release date or the date the Policy takes effect, if the policy is issued other than as applied for; no later than 90 days from the date the temporary insurance agreement is signed; the 45th day after the form is signed if you have not finished the last required medical exam; 5 days after we send notice to you that we declined to issue any Policy; and

•	the date you tell us that the Policy will be refused.

We will pay a Death Benefit if the Insured dies during the period of temporary coverage. This Death Benefit will be:

1.  the insurance coverage applied for (including any optional riders) up to $500,000, less

2.  the deductions from premium and the monthly deduction due prior to the date of death.

We hold the premiums paid for temporary insurance coverage in our General Account until the policy release date. If we issue the Policy, we will apply these amounts to your Policy. Please contact your agent and see the Statement of Additional Information for more information about temporary insurance coverage.

Backdating

We may sometimes backdate a Policy, if you request, by assigning a Policy Date earlier than the record date so that you can obtain lower insurance rates, based on a younger insurance age. We will not backdate a Policy for more than six months (a shorter period is required in certain states) before the date of your application. For a backdated Policy, Monthly Deductions will begin on the backdated Policy Date. You therefore will incur charges before you otherwise would have if you had not backdated your Policy, and your initial premium payment must be in an amount sufficient to cover the extra Monthly Deduction charges for the backdating period.

Owner

You have all of the rights and benefits under the Policy while the Insured is living. These rights include the right to change the Beneficiary, to assign the Policy, to transfer Fund Value, or make full or partial surrenders. Assigning the Policy, and full and partial surrenders may have tax consequences.

Canceling the Policy

You may cancel a Policy during the “Right to Return Policy” period by returning it to us at our Operations Center, and receive a refund of the full amount of the premium paid. The Right to Return Policy period runs for 10 days (or longer in certain states) after you receive the Policy.

PREMIUMS

General

We will usually credit your initial premium payment to the Policy on the later of the date we approve your Policy or the date we receive your payment. We will credit any subsequent premium to the Policy on the Business Day we receive it at our Operations Center. If you submit your premium payment to your agent, we will not begin processing the premium payment until we have received it from your agent’s selling firm.

The total premiums you pay may not exceed guideline premium limitations for the insurance set forth in the Internal Revenue Code of 1986, as amended (the “Code”). We may reject any premium, or any portion of a premium, that would result in the Policy being disqualified as life insurance under the Code. We will refund any rejected premium. We will tell you before we process a transaction, whether once we process the transaction, your Policy is in jeopardy of becoming a modified endowment contract under the Code. Further, we reserve the right to reject all or a portion of any premium payment if part (b) (Fund Value on the date of the Insured’s death multiplied by a death benefit percentage) under either Death Benefit Option 1 or Death Benefit Option 2 is in effect.

We will refund any rejected premium. We will tell you before we process a transaction, whether once we process the transaction, your Policy is in jeopardy of becoming a modified endowment contract under the Code.

Initial Premium

You must pay an amount equal to at least the Minimum Monthly Premium to put the Policy in effect. However, if you want to pay premiums less often than monthly, the premium required to put the Policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments.

We base your Minimum Monthly Premium on a number of factors. These factors include:

1.  your Specified Amount;

2.  any riders you added to the Policy; and

3.  the Insured’s age, smoking status, gender (unless unisex rates apply), and risk class.

We show the Minimum Monthly Premium in your Policy. After you pay this initial premium, subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.

Tax-Free “Section 1035” Exchanges

You can generally exchange one life insurance policy for another on the life of the same insured in a “tax-free exchange” under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy and there will be a new Surrender Charge for this Policy. Other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

Scheduled Premiums

Your initial Minimum Monthly Premium is the only premium payment you must make under the Policy. However, you greatly increase your risk of Policy termination if you do not regularly pay premiums at least as large as the Minimum Monthly Premium. Paying your Minimum Monthly Premiums will not necessarily keep your Policy in force. Additional premiums may be necessary to keep the Policy in force.

You may make your premium payments according to the schedule you established when you applied for the Policy. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time, and equals, at least, the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. We will send you a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option.

You should change the amount of your scheduled premium payments if:

•	you increase your Specified Amount;

•	you change your Death Benefit option;

•	you change or add a rider;

•	you take a partial surrender when you have elected Death Benefit Option 1 (see “Death Benefit”); or you select Subaccounts that experience adverse investment performance.

You can change the amount and interval of payment of scheduled premiums at any time by writing us at our Operations Center. However, the new payment interval must satisfy our rules in use at the time of the change.

We will issue an endorsement to your Policy after you increase the Specified Amount that will provide you with the increased Minimum Monthly Premium amount.

Please note: During the first three Policy Years or the three Policy Years following an increase in Specified Amount (if that increase became effective during the first three Policy Years), premiums paid less partial surrenders (excluding their fees) and any Outstanding Debt must at least equal the Minimum Monthly Premium times the number of months the Policy has been in force.

Electronic Payments

You may have your bank automatically pay your premiums to us. If you authorize us, we will withdraw premiums from your bank account each month by electronic funds transfer. Based on your Policy Date, we may require that up to two Minimum Monthly Premiums be paid in cash before premiums may be paid by electronic funds transfer to the Company.

Unscheduled Premiums

In general, you may make premium payments at any time and in any amount. However, we may reject or limit any unscheduled premium payment that would result in an immediate increase in the Death Benefit payable, unless you provide us with satisfactory evidence of insurability at the time of payment. If satisfactory evidence of insurability is not received, we may return the payment in whole or in part. In addition, we will reject all or a part of a premium payment and return it to you if the premium would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.

Repayment of Outstanding Debt

We will treat payments you send to us as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be applied to your Fund Value as a premium payment. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.

Allocating Premiums

When you apply for a Policy, you specify the percentage of your net premium payments we are to allocate to the Subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, no allocation may be for less than 5% of a net premium, and allocation percentages must total 100%. You may change your allocations at any time by writing or calling our Operations Center. The change will apply to the net premium payments you make within 7 days of receipt of your instructions.

We will allocate your initial premium payment to our General Account until the end of the “Right to Return Policy” period. At the end of that period, we will transfer your net premium to the Subaccounts and/or

Guaranteed Interest Account you designated. After the “Right to Return Policy” period, we will allocate your net premiums to the Subaccounts and/or Guaranteed Account on the Business Day that we receive the premium payment.

If you make an unscheduled premium payment, you may specify an allocation choice that differs from your allocation choice for your scheduled premium payments. This choice will not change your allocation choice for future scheduled premium payments. Your allocation must be whole numbers only, each allocation must be for at least 5% of the unscheduled net premium, and the total must be 100% of the unscheduled net premium.

HOW YOUR FUND VALUE VARIES

Fund Value

Fund Value is the entire amount we hold under your Policy for you. Fund Value serves as the starting point for calculating certain values under a Policy. It is the sum of the total amount under the Policy in each Subaccount, the amount held in the Guaranteed Interest Account, and the amount held in the Loan Account. We determine Fund Value first on your Policy Date, and after that, on each Business Day. Your Fund Value will vary to reflect the performance of the Subaccounts to which you have allocated amounts and interest we credit on amounts in the Guaranteed Interest Account, and will also vary to reflect Outstanding Debt, charges for the Monthly Deduction, mortality and expense risk charges, partial surrenders, and loan repayments. Your Fund Value may be more or less than the premiums you paid.

Cash Value

Cash Value on any Business Day is Fund Value reduced by any surrender charge and any Outstanding Debt.

Subaccount Values

On any Business Day, the value of a Subaccount equals the number of Units we credit to the Policy multiplied by the Unit value for that Day. We make the calculation before the purchase or redemption of Units on that Day.

Every time you allocate or transfer money to or from a Subaccount, we convert that dollar amount into Units. When you make allocations to a Subaccount, either by premium allocation, transfer of Fund Value, transfer of loan interest from the General Account, or repayment of a loan, we credit your Policy with Units in a Subaccount. When we assess the Monthly Deduction, and when you take a loan, a partial surrender, or transfer from a Subaccount, we decrease the number of Units you hold in a Subaccount.

Subaccount Unit Value

We arbitrarily set the Unit value for each Subaccount at $10 when we established the Subaccount. After that, a Subaccount’s Unit value varies to reflect the investment experience of the underlying portfolio, and may increase or decrease from one Business Day to the next. We determine Unit value by subtracting (b) from (a) and dividing the result by (c), where:

(a)  is the per share net asset value on the Business Day of the applicable fund portfolio in which the Subaccount invests times the number of such shares held in the Subaccount before the purchase or redemption of any shares on that Day.

(b)  is the mortality and expense risk charge accrued as of that Business Day.

(c)  is the total number of Units held in the Subaccount on the Business Day before the purchase or redemption of any Units on that Day.

Guaranteed Interest Account Value

On any Business Day, Fund Value in the Guaranteed Interest Account is:

•	the accumulated value with interest on the net premiums allocated and amounts transferred to, the Guaranteed Interest Account before that Day; minus

•	withdrawals from the Guaranteed Interest Account before that Day for any partial surrender and its fee, any amounts transferred from the Guaranteed Interest Account and the transfer charge, if any, and any Monthly Deductions.

TRANSFERS

After the Right to Return Policy period has ended, you may transfer all or a portion of your Fund Value between and among the Subaccounts of the Variable Account and the Guaranteed Interest Account subject to certain conditions. Transfers from a Subaccount will take effect at the end of the Business Day we receive your request at our Operations Center. Transfers from the Guaranteed Interest Account will take effect on the policy anniversary, or if later, on the Business Day that falls on, or next follows, the date we receive your request at our Operations Center. We may postpone transfers to, from, or among the Subaccounts under certain circumstances. See “Payments and Telephone Transactions.”

We restrict transfers from the Guaranteed Interest Account. You may only transfer Fund Value from the Guaranteed Interest Account once each Policy Year. We must receive your request to transfer Fund Value from the Guaranteed Interest Account within 10 days before or 30 days after a policy anniversary.

When thinking about a transfer of Fund Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time. We consider a request for a transfer to be one transaction. We may charge for transfers. See “Charges and Deductions.”

Transfers by Third Parties

As a general rule and as a convenience to you, we allow you to give a third party the right to effect transfers on your behalf. However, when the same third party makes transfers for many Owners, the result can be simultaneous transfers involving large amounts of Fund Value. Such transfers can disrupt the orderly management of the portfolios underlying the Policy, can result in higher costs to Owners, and are generally not compatible with the long-range goals of Owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the Funds, and the managements of the Funds share this position.

Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties who make transfers on behalf of multiple Owners, we may not honor such transfers. We will mail notification to you and/or the third party generally within one Valuation Date if we do not process a transfer request. Also, we will institute procedures to assure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they have been submitted. These procedures will not, however, prevent Owners from making their own transfer requests.

DEATH BENEFITS

As long as your Policy is in effect and before the maturity date, we will pay the Death Benefit proceeds upon receipt at our Operations Center of satisfactory proof of the Insured’s death. We may postpone payment of the death benefit under certain conditions. See “Payments and Telephone Transactions.” We will pay the proceeds to the Beneficiary.

Amount of Death Benefit Proceeds Payable

The amount of Death Benefit proceeds payable equals:

1.  the Policy’s Death Benefit; plus

2.  any insurance proceeds provided by rider; less

3.  any Outstanding Debt, and if the death of the Insured occurs during any period for which a Monthly Deduction has not been made, any Monthly Deduction that may apply to that period, including the deduction for the month of death.

Under certain circumstances, we may further adjust the amount of the Death Benefit proceeds payable. See “Incontestability,” and “Misstatement of Age or Sex,” and “Suicide Exclusion.”

Death Benefit Options

When you apply for a Policy, you have to make three choices about your Death Benefit. First, you must select the death benefit compliance test; second, you must tell us how much life insurance you want on the Insured; and finally, you must select a Death Benefit option.

The Policy must satisfy alternative death benefit compliance tests to qualify as life insurance under section 7702 of the Code: the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test. Each test effectively requires that the Policy’s Death Benefit, plus any outstanding loans and accrued interest thereon, and any unpaid Monthly Deductions, always be equal to or greater than the Fund Value multiplied by a certain death benefit percentage. Under the Cash Value Accumulation test, the death benefit percentages vary by Insured’s attained age, gender and smoking status and in general, will not limit the amount you can pay into the Policy; under the Guideline Premium/Cash Value Corridor Test, the death benefit percentages vary by the Insured’s attained age, and will limit the amount you pay into the Policy. Your minimum Death Benefit will generally be larger should you select the Cash Value Accumulation Test, while your Fund Value will generally be greater in the long term under the Guideline Premium/Cash Value Corridor Test because your amount at risk will be lower which may result in lower cost of insurance charges in later Policy Years. In most situations, the Death Benefit that results from the Cash Value Accumulation Test will be more than the Death Benefit that results from the Guideline Premium/Cash Value Corridor Test. However, under the Guideline Premium/Cash Value Corridor Test, the premiums you pay into the Policy will be limited. Under the Cash Value Accumulation Test, there is no limit to the amount that may be paid in premiums as long as there is enough Death Benefit in relation to Fund Value at all times. Once you choose the test, you cannot change it.

You also must tell us how much life insurance coverage you want on the life of the Insured. We call this the Specified Amount. The minimum Specified Amount is $100,000.

Finally, you tell us whether you want Death Benefit Option 1 or Death Benefit Option 2. If you prefer to have premium payments and any favorable investment performance reflected partly in the form of an increasing Death Benefit, you should consider choosing Death Benefit Option 2. If you are satisfied with the amount of the Insured’s existing insurance coverage and prefer to have premium payments and any favorable investment performance reflected to the maximum extent in Fund Value (thus reducing cost of insurance charges) you should consider choosing Death Benefit Option 1. If you do not select a Death Benefit Option, we will assume you selected Death Benefit Option 2. Subject to certain restrictions, you may change your Death Benefit Option, see below.

Under Death Benefit Option 1, your Death Benefit will be the greater of:

a.  the Specified Amount in effect on the date of the Insured’s death plus any additional term life insurance you may have selected, or

b.  Fund Value on the date of the Insured’s death multiplied by a death benefit percentage.

Your death benefit percentage will vary by the definition of life insurance you selected. A table showing the death benefit percentages is in your Policy. If you want to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, you should choose Option 1.

Under Death Benefit Option 2, your Death Benefit will be the greater of:

a.  the Specified Amount in effect on the date of the Insured’s death plus any additional term life insurance you may have selected, plus Fund Value on the date of the Insured’s Death, or

b.  Fund Value on the date of the Insured’s death multiplied by a death benefit percentage.

The death benefit percentage is the same as that used for Option 1. The Death Benefit in Option 2 will always vary as Fund Value varies. If you want to have favorable investment performance reflected in increased insurance coverage, you should choose Option 2.

Examples of Options 1 and 2

The following examples demonstrate how we calculate the Death Benefit under Options 1 and 2. The examples show two Policies with the same Specified Amount, but Fund Values vary as shown. We assume that the Insured is age 65 at the time of death and that there is no Outstanding Debt.

We also assume that you selected the Guideline Premium Test. Policy 1 shows what your Death Benefit would be for a Policy with low Fund Value. Policy 2 shows what your Death Benefit would be for a Policy with a higher Fund Value.

	Policy 1	Policy 2

Specified Amount	$100,000	$100,000

Fund Value on Date of Death	$35,000	$85,000

Death Benefit Percentage	120%	120%

Death Benefit under Option 1	$100,000	$102,000

Death Benefit under Option 2	$135,000	$185,000

Changing Death Benefit Options

You may change the Death Benefit option under your Policy by writing us at our Operations Center. If you change from Death Benefit Option 1 to Death Benefit Option 2, you must provide us with satisfactory evidence of insurability. We do not require evidence of insurability if you change from Death Benefit Option 2 to Death Benefit Option 1. The effective date of a change will be the Monthly Anniversary Day on or next after we accept the change.

If you change from Death Benefit Option 1 to Death Benefit Option 2, we will reduce your Policy’s Specified Amount by the amount of the Policy’s Fund Value at the date of the change. We will not permit you to change from Death Benefit Option 1 to Death Benefit Option 2 if the change would result in a new Specified Amount of less than $100,000.

If you change from Death Benefit Option 2 to Death Benefit Option 1, we will increase the Specified Amount of your Policy by the amount of the Policy’s Fund Value at the date of the change. The change to Death Benefit Option 1 will generally reduce the Death Benefit payable in the future.

We will automatically change your Death Benefit option to Death Benefit Option 2 if the Insured becomes disabled and the Waiver of Specified Premium rider or a Waiver of Monthly Deduction Benefit rider is in effect. Additional information about the riders available under the Policy is available from your agent and in the Statement of Additional Information.

A change in the Death Benefit option may affect the monthly cost of insurance charge since this charge varies with the amount at risk. Generally, the amount at risk is the amount by which the Death Benefit exceeds Fund Value. See “Deductions from Fund Value — The Monthly Deduction.” If the Policy’s Death Benefit is not based on the death benefit percentage under Death Benefit Option 1 or Death Benefit Option 2, changing from Option 2 to Option 1 will generally decrease the amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Death Benefit Option I to Death Benefit Option 2 will generally result in an amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time because the cost of insurance rates increase with the Insured’s age. Changing the Death Benefit Option may have tax consequences. You should consult a tax adviser before changing the Death Benefit Option.

Changing the Specified Amount

You may change the Specified Amount under your Policy subject to the conditions described below.

Increasing the Specified Amount will generally increase your Policy’s Death Benefit. Decreasing the Specified Amount will generally decrease your Policy’s Death Benefit. The amount of change in the Death Benefit depends on (1) the Death Benefit option chosen, and (2) whether the Death Benefit under the Policy is being computed using the death benefit percentage at the time of the change. Changing the Specified Amount could affect the subsequent level of Policy values. For example, an increase in Specified Amount may increase the amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the amount at risk, which may decrease your cost of insurance over time. We offer term life insurance riders. Depending on your circumstances, it may be more cost effective for you to purchase one of these riders rather than increasing your Specified Amount.

We will not permit any change that would result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code. However, changing the Specified Amount may have other tax consequences. You should consult a tax adviser before changing the Specified Amount.

Increases

•	You may increase the Specified Amount by submitting a written application and evidence of insurability to us at our Operations Center. The increase will take effect on the Monthly Anniversary Day that falls on, or next follows, the date we approve it.

•	You can only increase the Specified Amount until the Insured’s age 85 (Insured’s age 70 for individual qualified plans).

•	You may not increase your Specified Amount if Monthly Deductions are being waived under the Waiver of Monthly Deduction rider, or premiums are being waived under the Waiver of Specified Premiums rider.

•	Your cost of insurance charges will increase.

•	The increase will create a new “coverage segment.” There will be a surrender charge associated with this coverage segment. We will allocate Fund Value after the increase first to the original coverage segment, and then to each coverage segment in order of the increases.

•	Your Minimum Monthly Premium will increase, and we will make this adjustment prospectively to reflect the increase.

•	If the Specified Amount is increased when a premium payment is received, we will process the increase before we process the premium payment.

Decreases

•	You may decrease the Specified Amount (or the amount of term insurance added by rider) by submitting a written application to us at our Operations Center. The decrease will take effect on the Monthly Anniversary Day that falls on, or next follows, the date we approve it.

•	You may not decrease the Specified Amount below $100,000.

•	We will apply decreases in your Specified Amount in the following order:

1.  against the most recent increase, regardless if it is Specified Amount increase or additional term life insurance rider amount increase;

2.  against the next most recent increases successively, regardless if it is Specified Amount increase or additional term life insurance rider amount increase;

3.  against additional term life insurance rider amount provided under the original application; and

4.  against insurance provided by the Specified Amount under the original application.

•	Your Minimum Monthly Premium will not be adjusted for the decrease in the Specified Amount. If you elected the Guaranteed Death Benefit to Age 100 rider, your Minimum Monthly Premium will be adjusted for the decrease in Specified Amount.

•	If the Specified Amount is decreased when a premium payment is received, we will process the decrease before we process the premium payment.

•	Rider coverages may be affected by a decrease in Specified Amount.

•	We will reject a decrease in Specified Amount, if, to effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Cash Value of your Policy.

If a requested change is not approved, we will send you a written notice of our decision.

Changes in the additional term life insurance amount will be subject to the same rules discussed above for Specified Amount changes.

OTHER OPTIONAL INSURANCE BENEFITS

Subject to certain requirements, you may elect to add one or more optional insurance benefits when you apply for your Policy. These other optional benefits are added to your Policy by an addendum called a rider. As applicable, a charge is deducted monthly from the Fund Value for each optional benefit added to your policy. You can cancel these benefits at any time. Certain restrictions may apply, and are described in the applicable rider. In addition, adding or canceling these benefits may have an effect on your Policy’s status as a modified endowment contract.

The following riders are available under the Policy. Not all riders are available in all states.

Term Life Term Rider

This rider provides additional death benefits on the life of the Insured until the Insured reaches age 80. The minimum amount of coverage is $25,000. You may convert the rider coverage without evidence of insurability to any level premium, level face amount permanent policy of insurance offered by the Company. The conversion must occur before the Insured’s age 65 or 5 years from the issue of the rider, whichever is later.

Additional Term Life Insurance Rider

This rider provides you with a level death benefit to age 100. The Additional Term Life Insurance Rider, unlike the Term Life Term Rider, is combined with the Specified Amount of the policy for purposes of determining if the minimum “corridor” is required to maintain the definition of life insurance under the Internal Revenue Code section 7702. See “Tax Considerations.”

Enhanced Maturity Extension Rider

This rider provides the option to extend coverage beyond the original maturity date of the Policy until the date death proceeds become payable such that the death benefit at maturity is determined in the same manner as it was prior to the original maturity date. Death proceeds payable upon the Insured’s death on and after the original maturity date will equal the Death Benefit as determined under the Policy using 101% as the applicable percentage of Fund Value. There is a monthly cost for this rider which is deducted monthly from the Fund Value.

This rider must be elected at least 30 days but no more than 90 days before the original maturity date. If you elect this rider, the Maturity Extension Rider will not be effective. If you elect to end this rider, we will automatically provide coverage under the Maturity Extension Rider. Adding this rider to a policy and continuing the policy beyond the policy’s maturity date may have tax consequences. (See “Tax Considerations”)

Maturity Extension Rider

This rider extends coverage beyond the original maturity date until the date death proceeds become payable. Death proceeds payable upon the surviving Insured’s death equal the Cash Value of the Policy at the original maturity date multiplied by a death benefit percentage of 101%. This rider is automatically included in all jurisdictions where available. The extension must be elected at least 30 days but no more than 90 days before the original maturity date. Electing the extension and continuing the policy beyond the policy’s maturity date may have tax consequences. (See “Tax Considerations”)

Spouse’s Yearly Renewable Term Rider

This rider provides for term insurance benefits on the life of the Insured’s spouse, to the spouse’s age 80.

Accidental Death and Dismemberment Rider

This rider pays a benefit amount if the Insured dies or suffers a specified dismemberment as a result of an accident. The accident must occur after the Insured’s age 5 and before the Insured’s age 70.

Purchase Option Rider

This rider provides the option to purchase additional coverage as specified in the rider at specific ages or events without providing additional evidence that the Insured remains insurable.

Waiver of Monthly Deduction Rider

This rider provides for the waiver of certain charges while the Insured has a covered disability and the policy is in effect. While the Insured is disabled, no deductions are made for (1) monthly administrative charges, (2) Per $1,000 Specified Amount charges, (3) cost of insurance charges, and (4) rider charges.

Waiver of Specified Premiums Rider

This rider provides for the waiver of the monthly specified premiums (shown on the rider) while the Insured has a covered disability and the policy is in effect. The specified premiums will be added to the Fund Value on each monthly anniversary net charges. We will allocate net premiums among the Subaccounts and the Guaranteed Interest Account according to your most recent instructions. This rider does not waive the Monthly Deductions due under your Policy.

Accelerated Death Benefit Rider

This rider provides you with the ability to accelerate a portion of the Policy’s base Death Benefit if the Insured is diagnosed with a terminal illness that reduces the Insured’s life expectancy to 12 months or less and you provide satisfactory proof of the terminal illness. The accelerated benefit amount will be the lesser of 50% of the Policy’s base Death Benefit or $250,000, and we will pay the accelerated Death Benefit in one lump sum to the Owner. Adding this rider to a policy or requesting an accelerated death benefit under this rider may have tax consequences.

Children’s Term Life Insurance Rider

This rider provides term insurance coverage on the lives of the children of the Insured under age 18. The coverage continues to the policy anniversary after the child’s 22nd birthday.

Contact our Operations Center or your agent for additional information about these additional insurance benefits.

BENEFITS AT MATURITY

The maturity date for this Policy unless the Maturity Extension Rider or the Enhanced Maturity Extension Rider is elected is the policy anniversary following the Insured’s 100th birthday. If the Insured is living on the maturity date, we will pay to you, as an endowment benefit, the Fund Value of the Policy. We will not accept premiums, nor will we take Monthly Deductions, after the maturity date. Payment of the benefit may be deferred until the date of the Insured’s death if you elect the maturity extension rider or the enhanced maturity extension rider. The maturity extension rider is automatically included in all jurisdictions where available. The death proceeds payable upon the surviving Insured’s death equal the Cash Value of the Policy at the original maturity date multiplied by a death benefit percentage of 101%. Under the enhanced maturity extension rider, the death benefit payable upon the Insured’s death on and after the original maturity date will equal the Death Benefit as determined under the Policy using 101% as the applicable percentage of Fund Value.

There is no charge for maturity extension rider, but there is a charge for the enhanced maturity extension rider. You may not elect both the maturity extension rider and the enhanced maturity extension rider. Please see the riders or your agent for more information.

SURRENDERS AND PARTIAL SURRENDERS

Surrenders

You may cancel and surrender your Policy at any time before the Insured dies by sending a written request together with the Policy to our Operations Center. Your Policy will terminate at end of the Business Day we receive your request.

The amount you will receive will be your Policy’s Fund Value less (1) any surrender charge, and (2) any Outstanding Debt. However, if you surrender your Policy within 30 days of a policy anniversary, we will calculate your Fund Value in the Guaranteed Interest Account as follows. On the Business Day we determine your Cash Value, your Fund Value in the Guaranteed Interest Account will not be less than the Cash Value in the Guaranteed Interest Account as of that policy anniversary, less adjustments for partial surrenders (including fees), transfers (including transfer fees) and policy loans taken since that policy anniversary. Unless you select an optional payment plan, we will pay any proceeds in a lump sum.

A surrender, including a “partial surrender” (see below), may have adverse tax consequences. See “Tax Considerations.”

Partial Surrenders

Until the maturity date, you may make a partial surrender request at any time from your Policy by writing us at our Operations Center. We will process your partial surrender request at the end of Business Day we receive your request.

Your partial surrender must be for at least $500 (plus its fee). We will not allow a partial surrender if your Fund Value after the partial surrender (including the partial surrender fee) would be less than $500 or would result in a Specified Amount in force of less than $100,000. If you have taken a loan on your Policy, we limit the amount of your partial surrender so that the loan amount, after the partial surrender, is not greater than 90% of Cash Value.

You must allocate an amount or percentage of your Fund Value in the Subaccounts and the Guaranteed Interest Account from which we are to take your partial surrender. Allocations by percentages must be in whole percentages and the minimum percentage is 10% against any Subaccount or the Guaranteed Interest Account. Percentages must total 100%. We will reject an allocation which does not comply with the rules or if there is not enough Fund Value in a Subaccount or the Guaranteed Interest Account to provide its share of the allocation. If the Insured dies after the request for a partial surrender is sent to us and before it is effected, the amount of the partial surrender will be deducted from the Death Benefit proceeds. We will determine the Death Benefit proceeds taking into account the amount surrendered.

Effect of Partial Surrenders on Fund Value and Death Benefit Proceeds

If you make a partial surrender and you selected Death Benefit Option 1, we will decrease the Specified Amount of your Policy by the amount of the partial surrender (excluding its fee). If you selected Death Benefit Option 2, a partial surrender will not change the Specified Amount of your Policy. However, if the Death Benefit is not equal to the Fund Value times a death benefit percentage, we will reduce the Death Benefit by the amount of the partial surrender (including its fee). Under either Death Benefit Option, if the Death Benefit is based on the Fund Value times the applicable death benefit percentage, the Death Benefit may decrease by an amount greater than the partial surrender.

There is a fee for each partial surrender of $10. Partial surrenders may have adverse tax consequences. See “Tax Considerations.”

LOANS

You may borrow up to 90% of your Cash Value at any time by writing us at our Operations Center. (If you request a loan on a Monthly Anniversary Day, the maximum loan is reduced by the Monthly Deduction due on that day.) Your Policy is the only security for the loan. A loan may have tax consequences. You should consult your tax adviser before borrowing from your Policy.

To secure a loan, we transfer an amount equal to the loan proceeds from Fund Value in the Variable Account and the Guaranteed Interest Account to our Loan Account. You tell us from where we are to transfer this Fund Value. You can specify loan allocations by amount or percentages. Allocations by percentage must be in whole percentages and the minimum percentage is 10% against any Subaccount or the Guaranteed Interest Account. If you do not specify an allocation, or if we cannot process your loan allocations because they do not comply with our rules or there is not enough Fund Value in a Subaccount and/or the Guaranteed Interest Account to comply with your request, we will reject your request for a loan. We pay interest monthly on amounts allocated to our Loan Account at an annual rate not less than 4.0% (in some states and/or if we issued your Policy before January 6, 2003, this annual rate is not less than 4.5%). We may pay excess interest in our sole discretion. We will allocate amounts in the Loan Account that exceed your Outstanding Debt to the Variable Account and/or Guaranteed Interest Account as we determine.

We normally pay the amount of the loan within seven calendar days after we receive a proper request for a loan at our Operations Center. We may postpone payment of loan under certain conditions. See “Payments and Telephone Transactions.”

We charge interest on a loan. Loan interest is payable in arrears on each policy anniversary, and varies by the number of years since we issued your Policy. The interest you must pay on the loan is as follows:

Policy Year	Interest Due (at an annual rate)

1 through 20	5.00%

21 and after	4.25%

In some states and/or for Policy issued before January 6, 2003, the interest is 5.25% for Policy Years 1 through 10 and 4.75% for Policy Years 11 and after.

If you do not pay the interest when due, it will become part of the loan and accrue interest accordingly. To secure this “new” loan, we will deduct amounts from the Fund Value of each Subaccount and/or the Guaranteed Interest Account in the same proportion that each bears to total Fund Value on the policy anniversary.

You may repay all or part of the Outstanding Debt (i.e., your loan amount plus interest on the loan) at any time by sending the repayment to our Operations Center. We will credit repayments on the Business Day that we receive them. You must clearly mark a repayment as a loan repayment or it will be credited as a premium. If a loan repayment is made which exceeds the Outstanding Debt, we will consider the excess to be part of a scheduled premium payment, and the payment will be subject to the rules on acceptance of premium payments.

Upon each loan repayment, we will transfer an amount equal to the loan repayment from the Loan Account to the Variable Account and/or Guaranteed Interest Account according to your current premium allocation instructions.

We deduct any Outstanding Debt from your Cash Value and the Death Benefit proceeds payable on the Insured’s death.

Effects of Policy Loans

A loan affects the Policy because we reduce Death Benefit proceeds and Cash Value under the Policy by the amount of Outstanding Debt. Repaying the loan causes the Death Benefit proceeds and Fund Value to increase by the amount of the repayment. As long as there is Outstanding Debt, we will hold an amount in the Loan Account equal to loan amount as collateral. This amount is not affected by the Variable Account’s investment performance or interest we credit on amounts allocated to the Guaranteed Interest Account. Amounts transferred from the Variable Account as collateral will affect the Fund Value of your Policy because we credit such amounts with an interest rate we declare rather than a rate of return reflecting the investment performance of the Variable Account.

There are risks involved in taking a loan, a few of which include the potential for your Policy to terminate if, after your third policy anniversary (or, in some instances, the third anniversary following an increase in Specified Amount), projected earnings taking into account Outstanding Debt are not achieved. A loan may have adverse tax consequences. See “Tax Considerations.”

We will notify you if your Policy is in risk of termination and has entered a 61-day grace period. See “Termination.”

TERMINATION

General

Your Policy will remain in effect as long as:

1.  it has a Cash Value greater than zero and you make any required additional premium payments during the 61-day grace period; or

2.  you have elected the Guaranteed Death Benefit to Age 100 Rider and you have met all the requirements of the rider, and you make any required additional premium payments during the 61-day Grace Period.

If your Policy does not meet the conditions specified above, it will be in default. In that case, we will mail you a notice of insufficient value that will inform you the premium you must pay to keep your Policy in effect. You must pay this premium amount within the 61-day grace period from the date we send notice to you. If you do not pay the required premium, your Policy will end.

As discussed below, we have special rules relating to termination during the first three Policy Years and for three Policy Years following an increase in Specified Amount if that increase became effective during the first three Policy Years. If you have elected the Guaranteed Death Benefit Rider to Age 100, there also are separate rules relating to termination.

Special Rules for First Three Policy Years

During the first three Policy Years (or the first three Policy Years following an increase in Specified Amount during that period), we guarantee that your Policy will not lapse if, on each Monthly Anniversary Day, either:

•	Your Policy’s Cash Value is greater than zero; or

•	The sum of the premiums paid minus all partial surrenders (excluding related fees), minus any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your Policy has been in effect (or number of months from the most recent increase in Specified Amount). We refer to this as the minimum monthly premium test.

Your Policy may be at risk of termination if:

•	The insufficiency occurs at after the first three Policy Years; or

•	The minimum monthly premium test has not been met during the first three Policy Years (as described above).

Amounts You Must Pay to Keep Your Policy

If you receive a notice of insufficient premium, during the first three Policy Years (or the first three Policy Years following an increase in Specified Amount during that period), or a notice of insufficient value at any time thereafter, you must pay the amount stated in the notice to keep your Policy in effect. In general, the amount you must pay will vary based on the Policy Year of your Policy.

During the first three Policy Years (or within three years of an increase in Specified Amount during that period), you must pay:

1.  any unpaid Minimum Monthly Premium; plus

2.  one succeeding Minimum Monthly Premium.

After the third policy anniversary (or after three years from the most recent increase in Specified Amount during that period), you must pay:

1.  any unpaid Monthly Deduction; plus

2.  an amount equal to two succeeding Monthly Deductions plus the amount of the deductions from premiums for various taxes and the sales charge.

Your Policy Will Remain in Effect During the Grace Period

Your Policy will remain in effect through the grace period. This means that if the Insured should die during the grace period, a Death Benefit would still be payable, although we generally would reduce the Death Benefit proceeds by the unpaid Monthly Deduction as well as the Monthly Deduction for the month of death and by the amount of any Outstanding Debt.

For Policies With Guaranteed Death Benefit To Age 100 Rider. The Specified Amount of your Policy and most rider coverages will not lapse during the guarantee period even if the Cash Value is not enough to cover all the deductions from the Fund Value on any Monthly Anniversary Day if the Guaranteed Death Benefit to Age 100 Rider is in effect through satisfaction of the cumulative minimum monthly premium test.

While the Guaranteed Death Benefit to Age 100 Rider is in effect, the Fund Value of your Policy will be reduced by Monthly Deductions but not below zero. During the guarantee period, we will waive any Monthly Deduction that will reduce the Fund Value below zero. If the Guaranteed Death Benefit to Age 100 Rider is elected, but not in effect, and your Cash Value is not greater than zero, you will receive a notice of insufficient premium.

Reinstatement

If you have not surrendered your Policy and it is before the maturity date, you may reinstate your Policy within five years after the Monthly Anniversary Day that falls at the beginning of the grace period. To reinstate your Policy, you must provide us the following four items:

1.  a written application received at our Operations Center within five years of the end of the grace period;

2.  satisfactory evidence to us of the insurability of the Insured;

3.  payment of a premium large enough to cover:

a.  the balance we told you in the notice of insufficient premium that was necessary to keep your Policy in effect; and

b.  an amount sufficient to keep your Policy in force for at least one month from the reinstatement date; and

4.  payment or reinstatement of any Outstanding Debt you owe us on the Policy, plus payment of interest on any reinstated Debt from the beginning of the grace period to the end of the grace period at the rate which applies to policy loans on the date of reinstatement. For Policies issued after January 6, 2003, this is an annual rate of 5.0% for Policy Years 1-20 and 4.25% for Policy Years 21 and after. In some states and/or for Policies issued before January 6, 2003, this is an annual rate of 5.25% for Policy Years 1 through 10 and 4.75% for Policy Years 11 and after.

We will reinstate any surrender charge that would have been outstanding on the date of reinstatement had the Policy remained in force.

Your Fund Value on the date of reinstatement will be based on the reinstated charge, the net premium paid, the reinstated Outstanding Debt, and any Monthly Deduction due on the reinstatement date. Should we reinstate your Policy, your Policy will be reinstated on the Monthly Anniversary Day that falls on, or immediately precedes, the date we approved your application for reinstatement. At that time, we will allocate Fund Value minus Outstanding Debt (if applicable) among the Subaccounts and the Guaranteed Interest Account according to your most recent scheduled premium payment allocation instructions.

PAYMENTS AND TELEPHONE TRANSACTIONS

You may send your written request for payment or transfer request to our Operations Center or give it to one of our authorized agents. We will ordinarily pay any Death Benefit proceeds, loan proceeds or surrender or partial surrender proceeds in a lump sum within seven days after receipt at our Operations Center of all the documents required for such a payment.

Other than the Death Benefit proceeds, which we determine as of the date the Insured’s death, the amount we pay or transfer, as appropriate, is as of the end of the Business Day during which our Operations Center receives all required documents. We may pay your surrender proceeds or Death Benefit proceeds as a lump sum or under one of the settlement options available under the Policy. Contact our your agent or Operations Center for more information regarding the settlement options.

Any Death Benefit proceeds that we pay in one lump sum will include interest from the date of death to the date of payment. We will pay interest on the proceeds at a rate in accordance with the state laws.

The interest we pay will be at a rate determined by the state where we delivered your Policy. We may delay making a payment or processing a transfer request if:

•	the New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC;

•	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account’s net assets; or

•	for such other periods as the SEC by order may permit.

We may also defer making payments attributable to a check that has not cleared the bank on which it is drawn. We reserve the right to defer payments from the Guaranteed Interest Account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block an Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

Telephone Transactions

You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone if you have completed and signed a telephone transfer authorization form, and we have received that form at our Operations Center. You may elect these privileges when you apply for the Policy. We will process your telephone instructions as of the end of the Business Day that we receive them, subject to the limitations stated in this prospectus. We will only accept telephone transfer and allocation instructions if they are complete and correct.

We have adopted guidelines (which we believe to be reasonable) relating to telephone transfers and allocation instructions. These guidelines, (such as recording your telephone transfer and allocation instructions) among other things, outline procedures to be followed which are designed to prevent unauthorized instructions. If these procedures are followed, we will not be liable for, and you will therefore bear the entire risk of, any loss as a result of our following telephone instructions if such instructions prove to be fraudulent. A copy of the guidelines and our form for electing telephone transfer privileges is available from your agent or by calling us at 1-800-487-6669.

Please note that our telephone system may not always be available. Any telephone system, whether it is yours, your service provider’s, or your registered representative’s, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability under all circumstances. If your are experiencing problems, you may make your transaction request by writing our Operations Center.

CHARGES AND DEDUCTIONS

We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the Policies. We incur certain costs and expenses for the distribution and administration of the Policies and for providing the benefits payable thereunder.

Services and benefits we provide:

•	the Death Benefit, surrender benefit and loan benefit under the Policy;

•	investment options, including premium allocations;

•	administration of elective benefits; and

•	the distribution of reports to Owners.

Costs and expenses we incur:

•	processing applications for and issuing the Policies;

•	maintaining records;

•	administering settlement options;

•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

•	reconciling and depositing cash receipts;

•	those associated with underwriting applications and increases in Specified Amount;

•	sales and marketing expense, including compensation paid in connection with the sales of the Policies;

•	providing toll-free inquiry services;

•	other costs of doing business, such as federal, state and local premium taxes and other taxes and fees.

The risks we assume include:

•	that the Insured may live for shorter period of time than estimated, resulting in the payment of greater Death Benefits than expected; and

•	that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, surrender charges we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Deductions from Premium Payments

We deduct a sales charge and a tax charge from each premium payment before we apply that payment to your Fund Value. The sales charge is a percentage of each premium paid and varies based on the total of the Specified Amount plus the Term Life Term Insurance Rider plus the Additional Term Life Insurance Rider amount in effect. The amount of the sales charge is as follows:

Insurance Amount	Policy Year

Specified Amount in force of less than $ 500,000	4% Policy Years 1-10 1% Policy Years 11 and later

Specified Amount in force of $500,000 or more	2% Policy Years 1-10 0.5% Policy Years 11 and later

We also deduct a tax charge for state and local premium taxes and for federal tax on deferred acquisition costs. The state and local premium tax charge is currently 2.25% of your premium payment (this is an approximate average of the actual premium tax imposed by a jurisdiction; jurisdictions impose charges that range from 0% to 4% of a premium payment). The federal tax charge for deferred acquisition costs of the Company is currently 1.25% of your premium payment, and is used to cover our estimated cost for federal income tax treatment of deferred acquisition costs. We do not assess this charge if you purchased the Policy under an individual qualified plan. We also will not deduct the federal tax deferred acquisition cost charge in other situations where the premiums received from you are not subject to this tax. We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.

Deductions from the Variable Account

We deduct a daily maximum mortality and expense risk charge for Policies issued after January 6, 2003 of 0.001% from each Subaccount, for a maximum effective annual rate of 0.35% of net assets, for the first 20 Policy years. For Policy years 21 and later, we currently plan to reduce this mortality and expense risk charge to 0.10% annually. For Policies issued before January 6, 2003, the mortality and expense risk charge for such Policies is an annual rate of 0.35% of net assets on a guaranteed basis for all Policy years.

We do not assess this charge against assets in the Guaranteed Interest Account or in the Loan Account. The mortality and expense risk charge is part of the net investment factor calculation we make. See “How Your Fund Value Varies.”

The mortality and expense risk charge compensates us for assuming mortality and expense risks under the Policies. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the Policy will not be enough to meet our actual claims. The expense risk we assume is that other expenses incurred in issuing and administering the Policies and operating the Variable Account will be greater than the amount estimated when setting the charges for these expenses.

Deductions from Fund Value — The Monthly Deduction

We take a Monthly Deduction from the Fund Value on the Policy Date and on each Monthly Anniversary Day. We will make the deduction by canceling Units in each Subaccount and withdrawing amounts from the Subaccount. We will take the Monthly Deduction on a pro-rata basis from the Subaccounts and the Guaranteed Interest Account (i.e., in the same proportion that the value in each Subaccount and the Guaranteed Interest Account bears to the sum of all Subaccounts and the Guaranteed Interest Account on the Monthly Anniversary Day). Because portions of the Monthly Deduction can vary from month-to-month, the Monthly Deduction will also vary.

The Monthly Deduction equals:

•	the cost of insurance charge for the Policy; plus

•	the administrative charge; plus

•	the Per $1,000 Specified Amount charge; plus

•	the enhanced maturity extension charge (if benefit elected); plus

•	the charges for any optional insurance benefits.

Cost of Insurance.    We assess a monthly cost of insurance charge to compensate us for insuring the Death Benefit (i.e., the anticipated cost of paying a death benefit that exceeds your Fund Value). Depending on a number of factors (such as gender, age, risk class, and policy duration), the cost of insurance charge may vary from Policy to Policy and from Monthly Anniversary Day to Monthly Anniversary Day. To determine your cost of insurance charge on a Monthly Anniversary Day, we multiply the cost of insurance rate at the Insured’s attained age by the amount at risk and divide that amount by 1,000.

The amount at risk depends in part on the Death Benefit Option that you selected and your Policy’s Fund Value on the Monthly Anniversary Day. Other factors that affect the amount at risk include investment performance, payment of premiums, and charges to the policy. If you elected Death Benefit Option 1, your amount at risk on a Monthly Anniversary Day is the difference between 1 and 2 where:

1.  is the Death Benefit that would have been payable in the event of the death of the Insured on that Monthly Anniversary Day divided by 1.003675; and

2.  is the Fund Value on that Monthly Anniversary Day before we assess the Monthly Deduction.

If you elected Death Benefit Option 2, your amount at risk on a Monthly Anniversary Day is equal to the sum of 1 and 2 where:

1.  your Specified Amount in force; and

2.  the excess between the Death Benefit payable on that Monthly Anniversary Day, less Fund Value on that Day, less the Specified Amount in force.

The cost of insurance rate for the Insured is based on age, gender, and risk class. We currently place Insureds into the following risk classes when we issue the Policy: Preferred Nonsmoker, Preferred Smoker, Standard Nonsmoker, Standard Smoker, or Special Class. The original risk class applies to the initial Specified Amount. The cost of insurance rate generally increases with the age of the Insured.

We calculate the insurance rate separately for the initial Specified Amount and for any increase in Specified Amount. A different risk class may apply to any increase, based on the Insured’s circumstances at the time of the increase in Specified Amount.

We may change the insurance rates from time to time at our sole discretion, but we guarantee that the insurance rates we charge will never exceed the maximum rates shown in your Policy. These rates are based on the 1980 Commissioners’ Standard Ordinary Mortality Tables. The maximum insurance rates are based on the Insured’s age last birthday at the start of the Policy Year. The rates we currently charge are, at most ages, lower than the maximum permitted under the Policies, and depend on our expectation of future experience with respect to investment earnings, mortality, expenses, persistency, and taxes. A change in rates will apply to all persons of the same age, gender (where applicable), and risk class and whose Policies have been in effect for the same length of time.

Our insurance rates distinguish between women and men. We offer Policies based on unisex mortality tables if required by state law.

Administrative Charge.    We deduct a $5.00 charge each month to compensate us for administrative expenses.

Per $1,000 Specified Amount Charge.    We deduct this charge during the first 10 Policy Years and for 10 Policy Years following an increase in Specified Amount. This charge is made per $1,000 of Specified Amount based on the Insured’s issue age on the Policy Date (or date of the increase), gender, smoking status and Specified Amount. We show the maximum amount of these charges in the “Fee Table” section of this Prospectus.

Optional Insurance Benefits Charge.    We charge you each month for the optional insurance benefits you added to your Policy by rider. We state these charges in the Fee Table and your rider. We describe the charges for the Guaranteed Death Benefit to Age 100, Additional Term Life Insurance Rider, Term Life Term Rider, Enhanced Maturity Extension Rider, and the Purchase Option Rider below.

Charges for the Guaranteed Death Benefit to Age 100 Rider, the Additional Term Life Insurance Rider, and the Term Life Term Rider are deducted when we issue the rider and each Monthly Anniversary Day. They are based on the cost of insurance charges and vary based on the issue age, gender, smoking status and risk class of the Insured, as well as on the number of years since the rider was issued and on the Specified Amount. The guaranteed maximum charges for the Term Life Term Insurance Rider and for the Additional Term Life Insurance Rider range from $0.08 to $10.45 and from $0.08 to $83.33, respectively, per $1,000 of term insurance purchased. The Enhanced Maturity Extension Rider and the Purchase Option Rider are also deducted when we issue the rider and on each Monthly Anniversary Day. The guaranteed maximum charge for the Enhanced Maturity Extension Rider is $0.01 per $1,000 of Specified Amount plus term insurance. The guaranteed maximum charge for the Purchase Option Rider depends on the age of the Insured, and is $0.05 to $0.36 of purchase option insurance, and varies based on the age of the Insured.

Transaction Charges

Surrender Charge.    We assess a surrender charge against Fund Value upon a full surrender of the Policy to reimburse us for the costs of selling the Policies. We base the surrender charge on a factor per $1,000 of initial Specified Amount (or upon an increase in Specified Amount); this factor grades from 80% to zero over 15 years for Insured’s age 75 or younger (over 10 years for Insured issue ages 76-85) based on a schedule. The factors per $1,000 vary by issue age, gender, and risk class. The grading percentages (as shown below) vary based on issue age and number of full years since we issued the Policy (or since we increased the Specified Amount).

Policy Years	Applicable Percentage for Issue Ages 0-75	Applicable Percentage for Issue Ages 76-85

1-3	80%	80%

4	80	70

5	80	60

6	80	50

7	80	40

8	70	30

9	60	20

10	50	10

11	40	0

12	30	0

13	20	0

14	10	0

15+	0	0

Example:  If a male Insured age 35 purchases a Policy with a Specified Amount of $100,000, the per $1,000 of initial Specified Amount surrender charge factor would be $7.25 (Preferred nonsmoker). The maximum surrender charge during the first seven Policy Years would be 80% of (100 x 7.25) or $580.00.

The maximum surrender charge per $1,000 of initial Specified Amount factor would be $64.00 based upon the assumptions described above and if the Policy were purchased by a male insured age 85, standard smoker.

We do not assess a surrender charge for partial surrenders. We do assess a partial surrender fee.

Partial Surrender Fee.    We deduct a partial surrender fee of $10 on each partial surrender you make. We allocate the fee between your remaining Fund Value in the Subaccounts and in the Guaranteed Interest Account on a pro-rata basis, based on the allocation percentages you specified for the partial surrender.

Transfer Charge.    We reserve the right to assess a $25 transfer charge for each transfer you make among the Subaccounts and between the Subaccounts and the Guaranteed Interest Account after the 12th transfer in any Policy Year. We currently do not assess this charge. If we assess a transfer charge, first we will allocate the transfer charge against the elected Subaccounts and/or the Guaranteed Interest Account from which you are requesting that Fund Value be transferred.

Illustration Projection Report Charge.    You may request that we prepare an illustration projection report at any time after the first policy anniversary by writing us at the Operations Center. The illustration projection report will project future benefits and values under your Policy. We may impose a charge for each illustration projection report we prepare. We will notify you in advance of the amount of the charge.

Other Charges.    We may charge the Subaccounts for federal income taxes that we incur and are attributable to the Variable Account. No such charge is currently assessed. In addition, there are fees and charges deducted from the assets of the Funds. These deductions are described in each Fund’s prospectus.

TAX CONSIDERATIONS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policy should generally satisfy the applicable requirements. There is less guidance with respect to policies issued on a special risk class basis and policies with term riders added and it is not clear whether such policies will in all cases satisfy the applicable requirements particularly if you pay the full amount of premiums permitted under the policy and you select the guideline premium/cash value corridor test. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.

In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying Variable Account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the policies, we believe that the owner of a policy should not be treated as the owner of the MONY Variable Account L assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Variable Account assets.

In addition, the Code requires that the investments of MONY America Variable Account L be “adequately diversified” in order for the policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General.    We believe that the death benefit under a policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in actual or constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts.    Under the Internal Revenue Code, certain life insurance contracts are classified as Modified Endowment Contracts, with less favorable income tax treatment than other life insurance contracts. Due to the policy’s flexibility with respect to premium payments and benefits, each policy’s circumstances will determine whether the policy is a Modified Endowment Contract. In general, however, a policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven policy years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, even after the first seven policy years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts.    Policies classified as Modified Endowment Contracts are subject to the following tax rules:

1)  All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and then as tax-free recovery of the policy owner’s investment in the policy only after all gain in the Policy has been distributed.

2)  Loans taken from or secured by a policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

3)  A 10 percent additional penalty tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary or designated beneficiary. A corporate or other non-natural person owner will not meet any of these exceptions.

If a policy becomes a Modified Endowment Contract, distributions that occur during the contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts.     Distributions other than death benefits from a policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the policy owner’s investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance contract for federal income tax purposes if policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with loans after the twentieth policy year are less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a Modified Endowment Contract are subject to the 10 percent additional penalty tax.

Investment in the Policy.    Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

Policy Loans.    In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the Outstanding Debt will be added to the amount distributed and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

Multiple Policies.    All Modified Endowment Contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year can be treated as one Modified Endowment Contract for purposes of determining the amount includible in the policy owner’s income when a taxable distribution occurs.

Withholding.    To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Continuation of Policy Beyond Age 100.    The tax consequences of continuing the policy beyond the insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the policy in force beyond the insured’s 100th year.

Pension and Profit Sharing Plans.    A life insurance policy can be purchased and held by a qualified retirement plan subject to limitations of federal tax law and the terms of the retirement plan. As the rules governing qualified retirement plans are voluminous and complex and as their effect may differ depending on the terms of a particular plan document no attempt is made here to describe such rules. Persons purchasing the policy pursuant to a qualified retirement plan should consult with their own tax advisors.

Business Uses of Policy.    Businesses can use the policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new policy or a change in an existing policy should consult a tax adviser.

Split-Dollar Arrangements.    The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Alternative Minimum Tax.    There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

Other Tax Considerations.    The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation-skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.

Possible Tax Law Changes.    Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the policy.

Our Income Taxes

Currently we do not deduct a charge from the Variable Account for federal income taxes. We reserve the right to charge MONY America Variable Account L for any future federal income taxes we may incur.

Under current laws, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

OTHER POLICY INFORMATION

Exchange Privilege

During the first 24 months following the Policy Date, you may exchange your Policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the Subaccounts of the Variable Account is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your Policy for the equivalent of a flexible premium universal life policy. No charge is imposed on the transfer when you exercise the exchange privilege.

Assignment

You may assign any interest in your Policy to another person. You must send written notice of the assignment to us at our Operations Center. The assignment will take effect once we have recorded the assignment. We may rely solely on the statement of the assignee as to the amount of his or her interest. All assignments will be subject to Outstanding Debt and any action we took before the assignment took effect. Please see your Policy for more information.

Settlement Options

We offer several settlement options as alternatives to the payment of Death Benefit proceeds or Cash Value in a lump sum.

In selecting a settlement option: (1) the proceeds applied must be at least $1,000; and (2) the payee cannot be a corporation, association, or fiduciary. We will make payments under a settlement option monthly unless you or the payee request that we make the payments quarterly, semiannually or annually. If payments of the chosen frequency would be less than $25 each, we may use a less frequent payment basis.

You, while the Insured is living, or your payee (not more than one month after the proceeds become payable) may select a settlement option by writing us at our Operations Center. Please review your Policy for more information about the settlement options.

Misstatement of Age or Sex

If you misstated the Insured’s age or sex in your application, we will adjust the Death Benefit proceeds. The amount of any Death Benefit proceeds will be the sum of (a) and (b) where: (a) is the Fund Value on the date of death of the Insured; and (b) is the amount at risk on the last Monthly Anniversary Day, multiplied by the ratio of the insurance rate on the last Monthly Anniversary Day based on the incorrect age or gender to the insurance rate that would have applied on that Monthly Anniversary Day based on the correct age or gender. A misstatement of age or gender does not affect Fund Value.

Suicide Exclusion

If the Insured commits suicide, within two years of the date of issue, the amount payable by us will be limited to the amount of the premiums payments less: (a) any Debt; and (b) any partial surrenders and their fees. But, in case of the suicide of the Insured, within two years of the date any optional increase in Specified Amount took effect, the amount payable by us with respect to that increase will be limited to its cost.

Incontestability

The Policy limits our right to contest the Policy as issued or as increased, except for material misstatements contained in the application or a supplemental application, after it has been in force during the Insured’s lifetime for a minimum period, generally for two years from the Policy Date, or effective date of the increase in Specified Amount.

Other Changes to Your Policy

At any time, we may make such changes in the Policy as are necessary:

•	to assure compliance at all times with the definition of life prescribed by the Internal Revenue Code;

•	to make the Policy, our operations, or the operation of the Variable Account conform with any law or regulation issued by any government agency to which they are subject; or

•	to reflect a change in the operation of the Variable Account, if allowed by the Policy.

Only one of our executive officers has the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. An executive officer of the Company must sign all endorsements, amendments, or riders to be valid.

ADDITIONAL INFORMATION

Sale of the Policies

We have entered into a distribution agreement with MONY Securities Corporation (“MSC”), a wholly owned subsidiary of MONY Life Insurance Company, to act as principal underwriter and for the distribution and sale of the Policies. MSC is registered as a broker dealer under the Securities Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. (“NASD”). The Policies are sold by individuals who are registered representatives of MSC and who are also licensed as life insurance agents for the Company. The Policies may also be sold through other broker-dealers authorized by MSC and applicable law to do so.

MSC offers the Policies through its registered representatives who are registered with the NASD and with the states in which they do business and are also licensed as life insurance agents of the Company. More information about MSC and its registered persons is available at http://www.nasdr.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

Compensation payable to MSC’s sales representatives for the sale of the Policies will be based upon the following schedule. After issue of the Policy, commissions will equal at most 50% of premiums paid up to a maximum amount. Thereafter, commissions will equal at most 3.8% of any additional premiums plus, beginning in the second Policy Year on each succeeding quarterly anniversary for so long as the policy shall remain in effect, an annualized rate of 0.25% of the Fund Value of the Policy. Upon any subsequent increase in Specified Amount, commissions will equal at most 50% of premiums paid on or after the increase up to a maximum amount. Thereafter, commissions will return to no more than the 3.8% level. Further, registered representatives may be eligible to receive certain bonuses and other benefits based on the amount of earned commissions.

In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Company, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars and merchandise. The Company makes no separate deductions, other than previously described, from premiums to pay sales commissions or sales expenses.

MSC will receive 12b-1 fees from certain of the Funds as compensation for providing certain distribution and shareholder support services.

MSC may enter into selling agreements with other broker dealers that are members of the NASD and whose representatives are authorized by applicable law to sell variable life insurance policies. Commissions paid to these broker dealers for their representatives will not exceed the commissions described above. The selling agreement does not restrict these broker dealers from retaining a portion of commissions.

Commissions or overrides may also be paid to broker-dealers providing wholesaling services such as sales support and training for sales representatives who sell the Policies. MSC may pay certain selling firms additional amounts for sales promotions relating to the Policies and costs associated with sales conferences and educational seminars for their sales representatives. The terms of any particular agreement governing the payments may vary among selling broker-dealers.

We intend to recapture commissions and other sales expenses through fees and charges imposed under the Policy. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy owners or the Variable Account.

Other Information

We filed a registration statement with the SEC under the Securities Act of 1933, as amended, for the Policies being offered here. This prospectus does not include all of the information set forth in the registration statement (including the Statement of Additional Information), its amendments, and exhibits. Statements in this prospectus about the content of the Policies and other legal instruments are summaries. For the complete text of those Policies and instruments, please refer to those documents as filed with the SEC. You may obtain these documents from the SEC’s principal office in Washington, D.C., upon payment of the SEC’s prescribed fees, or by assessing the SEC’s website at http//www.sec.gov.

Legal Proceedings

The Company, like all other companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or the Variable Account.

Recently, there has been a significant increase in federal and state regulatory activity in the financial services industry relating to numerous issues, including market timing and late trading of mutual fund and variable insurance products. The Company, like many others in the financial services industry, has received requests for information from the SEC seeking documentation and other information relating to these issues. In addition, the SEC has recently conducted an on-site examination of the Company’s variable separate accounts. The Company has been responding to these requests and continues to cooperate fully with the regulators.

POLICY ILLUSTRATIONS

Upon request, the Company will send you an illustration of future benefits under the Policy based on both guaranteed and current cost assumptions. You should obtain a personalized illustration before purchasing a Policy.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Variable Account are contained in the SAI. You should distinguish the financial statements of the Company included in this prospectus from the financial statements of the Variable Account. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. You should not consider the financial statements of the Company as affecting the investment performance of the assets held in the Variable Account.

GLOSSARY

For your convenience, we are providing a glossary of the special terms we use in this prospectus.

Beneficiary — the person or entity you designate to receive the death benefit payable at the death of the Insured.

Business Day — is any day the New York Stock Exchange is open for regular trading or on any other day there is enough trading to change the Unit value of the Subaccount. Our Business Day ends at 4:00 pm Eastern time.

Cash Value — the Cash Value of the Policy less any surrender charge and any Outstanding Debt.

Fund — any open-end management investment company in which the Variable Account invests.

Fund Value — the total amount under the Policy in each Subaccount, the Guaranteed Interest Account, and the Loan Account.

General Account — assets of the Company other than those allocate to the Variable Account or any of our other separate accounts.

Guaranteed Interest Account — is a fixed account that is part of our General Account.

Insured — the person on whose life we base this Policy.

Loan Account — an account to which we transfer amounts from the Subaccounts of the Variable Account and the Guaranteed Interest Account to use as collateral for any Policy loan that you request. We will credit interest to the Loan Account at a rate not less than 4.0%. The Loan Account is part of the Company’s General Account.

Maturity Age — the policy anniversary following the Insured’s 100th birthday. The maturity date is the date the Policy reaches the Maturity Age.

Minimum Monthly Premium — the premium you must pay to put this Policy into effect, and is the basis of the minimum monthly premium test.

Monthly Anniversary Day — the first Business Day of each policy month.

Monthly Deduction — a deduction we take on each Monthly Anniversary Day that consists of the cost of insurance charge, any additional benefit charges, an administrative charge, and a Per $1,000 Specified Amount charge.

Operations Center — the Company’s service center at One MONY Plaza, P.O. Box 4720, Syracuse, New York 13221. The telephone number for the Operations Center is 1-800-487-6669.

Outstanding Debt — the unpaid balance of any loan which you request on the Policy. The unpaid balance includes accrued loan interest which is due and has not been paid by you.

Owner — the owner of the Policy. “You” or “your” refers to the Owner.

Policy — the Policy with any attached application(s), any riders, and any endorsements.

Policy Date — the date we authorize the Policy to be delivered to you (we call this the “policy release date”) or, if later, the date as you requested your Policy to become effective. We measure Policy Years and anniversaries from the Policy Date. The Policy Date is shown in your Policy. If the Policy Date is the 29th, 30th, or 31st of a month, there will be some calendar months when there is no such date. For those months, the policy month will start on the last day of the calendar month.

Specified Amount — the minimum death benefit for as long as the Policy remains in effect.

Subaccount — a subdivision of the Variable Account that invests exclusively in share of a Fund.

Unit — the measure of value in a Subaccount.

Variable Account — MONY America Variable Account L, a segregated asset account of the Company into which you allocate premiums and transfer Fund Value.

STATEMENT OF ADDITIONAL INFORMATION

MONY LIFE INSURANCE COMPANY OF AMERICA	1

MONY AMERICA VARIABLE ACCOUNT L	1

ADDITIONAL POLICY INFORMATION	1

The Policy	1

State Variations	1

Temporary Insurance Coverage	1

Death Benefit Payable During Grace Period	2

Sales Charge	2

Our Right to Contest the Policy	2

Ownership Rights	2

Selecting and Changing the Beneficiary	2

Assigning the Policy	2

Dividends	3

Settlement Options	3

SALE OF THE POLICIES	4

ADDITIONAL INFORMATION	5

Policies Issued in Conjunction with Employee Benefit Plans	5

Legal Developments Regarding Unisex Actuarial Tables	5

Purchase and Redemption of Portfolio Shares	6

Potential Conflicts of Interest	6

Reports to Owners	6

Records	7

Service Agreement	7

Legal Matters	7

Experts	7

FINANCIAL STATEMENTS	7

Index to Financial Statements	F-1

To learn more about us, the Policy (including more information concerning compensation paid for the sale of the Policy) and the Variable Account, you should read the Statement of Additional Information (“SAI”) dated the same date as this prospectus. The Table of Contents for the SAI is on the last page of this Prospectus. For a free copy of the SAI, please contact your agent, call us toll-free at 1-800-487-6669, or write us at our Operations Center.

You may also contact your agent, call us toll-free, or write us at our Operations Center if you wish to receive personalized illustrations of your Policy’s Death Benefits, Cash Values and Fund Values, and to request other information about your Policy.

The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus. You may review and copy information about us and the Policy (including the SAI) at the SEC’s Public Reference Room in Washington, DC, or you may obtain information upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, DC 20549-0102 or by accessing the SEC’s website at http://www.sec.gov. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-04234

MONY Variable Universal Life

MONY AMERICA VARIABLE ACCOUNT L

STATEMENT OF ADDITIONAL INFORMATION

for the

INDIVIDUAL FLEXIBLE PREMIUM

VARIABLE LIFE INSURANCE POLICY

Issued by

MONY LIFE INSURANCE COMPANY OF AMERICA

1740 Broadway

New York, NY 10019

Operations Center:

One MONY Plaza

P.O. Box 4720

Syracuse, New York 13221

(800) 487-6669

This Statement of Additional Information (“SAI”) contains additional information regarding the individual flexible premium variable life insurance policy (the “Policy”) offered by MONY Life Insurance Company of America (“we,” “us,” “our,” or the “Company”). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 14, 2004 and the prospectuses for AIM Variable Insurance Funds, The Alger American Fund, Enterprise Accumulation Trust, Janus Aspen Series, Lord Abbett Series Fund, MFS® Variable Insurance TrustSM, MONY Series Fund, Inc., PBHG Insurance Series Fund, PIMCO Variable Insurance Trust, and The Universal Institutional Funds, Inc. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.

The date of this Statement of Additional Information is May 14, 2004.

333-72596

STATEMENT OF ADDITIONAL INFORMATION

MONY LIFE INSURANCE COMPANY OF AMERICA	1

MONY AMERICA VARIABLE ACCOUNT L	1

ADDITIONAL POLICY INFORMATION	1

The Policy	1

State Variations	1

Temporary Insurance Coverage	1

Death Benefit Payable During Grace Period	2

Sales Charge	2

Our Right to Contest the Policy	2

Ownership Rights	2

Selecting and Changing the Beneficiary	2

Assigning the Policy	2

Dividends	3

Settlement Options	3

SALE OF THE POLICIES	4

ADDITIONAL INFORMATION	5

Policies Issued in Conjunction with Employee Benefit Plans	5

Legal Developments Regarding Unisex Actuarial Tables	5

Purchase and Redemption of Portfolio Shares	6

Potential Conflicts of Interest	6

Reports to Owners	6

Records	7

Service Agreement	7

Legal Matters	7

Experts	7

FINANCIAL STATEMENTS	7

Index to Financial Statements	F-1

MONY LIFE INSURANCE COMPANY OF AMERICA

We are a stock life insurance company organized in the State of Arizona. We are the corporate successor of VICO Credit Life Insurance Company incorporated in Arizona on March 6, 1969, and are currently licensed to sell life insurance and annuities in 49 states (not including New York), the District of Columbia, Puerto Rico, and the Virgin Islands.

We are a wholly owned subsidiary of MONY Life Insurance Company (“MONY”). MONY was organized as a mutual life insurance company under the laws of the State of New York in 1842 under the name The Mutual Life Insurance Company of New York. In 1998, The Mutual Life Insurance Company of New York converted to a stock company through demutualization and was renamed MONY Life Insurance Company. The demutualization did not have any material effect on the obligations of the Company under the policy or on MONY America Variable Account L. The principal offices of both MONY and the Company are located at 1740 Broadway, New York, New York 10019.

MONY Securities Corporation, a wholly owned subsidiary of the Company, is the principal underwriter for the Policies.

We are subject to regulation by the state of Arizona and regulation by the Commissioner of Insurance in Arizona. We file an annual statement with the state of Arizona, and periodically, the Commissioner of Insurance for the State of Arizona assesses our liabilities and reserves and those of the Variable Account and assesses their adequacy. We are also subject to the insurance laws and regulation of other states in which we are licensed to operate.

MONY AMERICA VARIABLE ACCOUNT L

The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”), and meets the definition of a separate account under the federal securities laws.

ADDITIONAL POLICY INFORMATION

The Policy

The Policy, any attached riders and/or endorsements, the application and any supplemental applications make up the entire contract. Only statements made in the applications can be used to void the Policy or to deny a claim. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who made them, and, in the absence of fraud, those statements are considered representations and not warranties. We rely on those statements when we issue or change a Policy. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

State Variations

Any state variations in the Policy are covered in a special policy form for use in that state. The prospectus and SAI provide a general description of the Policy. Your Policy and any endorsements or riders are the controlling documents. If you would like to review a copy of your Policy and its endorsements and riders, if any, contact our Operations Center.

Temporary Insurance Coverage

If applied for temporary insurance coverage and we issued your Policy in Kansas, your temporary insurance coverage will end:

•	the policy release date, if the Policy is issued as applied for;

•	the 15th day after the policy release date or the date the Policy takes effect, if the policy is issued other than as applied for;

SAI-1

•	the date you tell us that the Policy will be refused; and

•	the day we provide written notice to you that we will not issue the Policy and we refund your premium.

Death Benefit Payable During Grace Period

For Policies issued in the State of New Jersey, we will calculate the death benefit payable during the grace period as follows: If the Insured dies during the grace period, the death benefit proceeds will equal the amount of the death benefit immediately before the start of the grace period, reduced by:

1.  the lesser of any balance needed for the Minimum Monthly Premium for the following month or any balance needed for the Monthly Deduction; and

2.  any Outstanding Debt.

Sales Charge

If we issued your Policy in New Jersey, the sales charge is 4% for all policy years where the Specified Amount plus any term life insurance in force is less than $500,000 and 2% for all policy years when the Specified Amount plus any term life insurance in force is $500,000 or more.

Our Right To Contest The Policy

In issuing the Policy, we rely on all statements made by or for you and/or the Insured in the application or in a supplemental application. Therefore, we may contest the validity of the Policy based on material misstatements made in the application (or any supplemental application).

However, we will not contest the Policy as issued or as increased, except for material misstatements contained in the application or a supplemental application, after it has been in force during the Insured’s lifetime for a minimum period, generally for two years from the Policy Date, or effective date of the increase in Specified Amount.

Ownership Rights

You, as the Owner, may exercise certain rights under the Policy. Besides the rights described in the prospectus, you have the following rights:

Selecting And Changing The Beneficiary

You name the Beneficiary when you apply for the Policy. You may designate if the Beneficiary has to be living or surviving at the Insured’s death. If you so designate, then, unless otherwise provided, that Beneficiary must be living on the 14th day after the Insured’s death or, if earlier, the date we receive due proof of the Insured’s death. The share of the Death Benefit proceeds of any Beneficiary who is not living on the earlier day will be payable to remaining Beneficiaries.

Unless provided in the Beneficiary designation, if there is no Beneficiary named or living on the date of the Insured’s death, we will pay the Death Benefit proceeds to the Insured’s executors or administrators.

You may change the Beneficiary, unless you have given up this right, as long as the Insured is living by writing us at our Operations Center. The change will take effect when we record it retroactively as of the date the request was signed. The change will be subject to any payment we made before we received notice of the change of Beneficiary at our Operations Center.

Assigning The Policy

You may assign any interest in your Policy to another person. You must send written notice of the assignment to us at our Operations Center. The assignment will take effect once we have recorded the assignment. We may rely solely on the statement of the assignee as to the amount of his or her interest. All assignments will be subject to Outstanding Debt.

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Dividends

This Policy is non-participating. We do not pay dividends on the Policy.

Settlement Options

You may receive your proceeds in a lump sum or under the following settlement options:

Option 1. Interest Income — Under this option, we hold the proceeds and credit the interest earned on those proceeds to the payee. We set the rate of interest for each year, but that rate will never be less than 2 3/4% a year. This Option will continue until the earlier of the date the payee dies or the date you elect another settlement option.

Option 2. Income for Specified Period — Under this option, the payee receives an income for the number of years chosen. We then calculate an income that will be based on the Minimum Monthly Income Table 2 for that period. Note that the longer the period selected (i.e., number of years) the lower the dollar amount per $1,000 of proceeds. Payments may be increased by additional interest as we may determine for each year.

Option 3. Single Life Income — Under this option, a number of years called the period certain is chosen. We will then pay income to a single payee for as long as that payee lives or for the number of years chosen (the period certain), whichever is longer. If the payee dies after the end of the period certain, the income payments will stop. The period certain elected may be: (a) 0, 10, or 20 years; or (b) until the total income payments equal the proceeds applied (this is called a refund period certain).

We will calculate the amount of the income payments on the date the proceeds become payable. This amount will be at least as much as the applicable amount show in the Minimum Monthly Income Table 3 shown in your Policy. The income amounts are based on the 1983 Table a (discrete functions, without projections for future mortality) with 3 1/2% interest.

If the income payments for the period certain elected are the same as income payments based on another available longer period certain, we will deem an election to have been made for the longer period certain.

Option 3A. Joint Life Income — We pay income during the joint lifetime of two people (the payee and another person). That means if one person dies, we will continue to pay the same income (or a lesser income) to the survivor for as long as the survivor lives.

The survivor may receive the same dollar amount that we were paying before the first payee died or two-thirds of that amount depending on the election made at the time of settlement. Note that if the lesser (two-thirds) amount paid to the survivor is elected, the dollar amount payable while both persons are living will be larger than it would have been if the same amount paid to the survivor had been elected.

We will calculate the amount of income payable while both persons are living (the joint lifetime) on the date the proceeds become payable. This amount will be at least as much as the applicable amount shown in the Minimum Monthly Income Table 3A shown in your Policy. The minimum income amounts are based on the 1983 Table “a” (discrete functions, without projections for future mortality) with 3 1/2% interest.

If a person for whom Option 3A is chosen dies before the first income amount is payable, the survivor will receive settlement instead under Option 3 with 10 years certain.

Option 4. Income of Specified Amount — Under this option, the dollar amount of the income payments is chosen. We will pay that amount for as long as the proceeds and interest last, but the dollar amount chosen must add up to a yearly amount of at least 10% of the proceeds applied. Interest will be credited annually on the balance of the proceeds. We set the rate of interest for each year, but that rate will never be less than 2 3/4% a year.

SAI-3

We also may pay proceeds under any other option to which we and the payee may agree.

Before paying Option 3 or 3A, we will require proof of age of the payee that satisfies us.

Even if the death benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.

SALE OF THE POLICIES

MSC is the principal underwriter for the Policies. MSC may enter into selling agreements with other broker dealers that are members of the NASD and whose representatives are authorized by law to sell variable life insurance policies. Commissions paid to these broker dealers for their representatives will not exceed the commissions described in the Prospectus. MSC may pay additional compensation from its own resources to broker dealers based on the level of Policy sales or premium payments.

MSC also acts as principal underwriter for other variable products and distributes non-proprietary variable products and mutual funds.

We offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

MSC receives fees for the sale of variable life insurance policies. MSC Received compensation with respect to the policies offered through the Variable account in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to MSC*	Aggregate Amount of Commissions Retained by MSC After Payments to its Registered Persons and Other Broker-Dealers
2001	$16,870,424	N/A
2002	$14,206,789	N/A
2003	$16,246,718	N/A

*	Includes sales compensation paid to registered persons of MSC.

MSC passes through commissions it receives and does not retain any override as distributor for the Policies. However, under the distribution agreement with MSC, we pay the following sales expenses: sales representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Policies. We also pay for MSC’s operating and other expenses as it relates to the Policies.

Because sales representatives of MSC are also insurance agents of the Company, they are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that the Company offers. These programs include conferences, seminars, meals, sporting events, theater performances, payment for travel, lodging and entertainment, prizes, and awards, subject to applicable regulatory requirements. Sales of the Policies may help sales representatives qualify for such benefits. Sales representatives may receive other payments from the Company for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services. In addition, MSC sales representatives who meet certain Company productivity, persistency and length of service standards may be eligible for additional compensation.

We may pay certain broker-dealers an additional bonus after the first Policy year for sales by their sales representatives, which may be up to the amount of the basic commission for the particular Policy year. These

SAI-4

broker-dealers may share the bonus or other additional compensation with their sales representatives. In addition, we may reimburse these broker-dealers for portions of their Policy sales expenses.

Certain Funds have adopted a distribution plan in connection with its 12b-1 shares and pay MSC for its costs in distributing these shares, all or some of which may be passed on to a selling broker-dealer that has entered into a selling agreement with MSC. Each distribution plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets. The 12b-1 fees are in consideration of distribution services and expenses incurred in the performance of MSC’s obligations under an agreement with that Fund. Under the distribution plans up to 0.25% is paid to MSC for its distribution-related services and expenses under this agreement. The advisers for certain Funds may, from time to time use their management fee revenue, as well as their past profits or their other resources as may be permitted by regulatory rules, to make payments for distribution services to MSC, which may in turn pay part or all of such compensation to a broker-dealer of record with whom it has entered into a selling agreement.

Sales charges deducted from premium payments, as well as Proceeds from the contingent deferred sales charge on the Policies are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions. Commissions paid on the Policy, including other incentives or payments, are not charged directly to the Policy Owners or the Variable Account.

From time to time the Company, in conjunction with MSC, may conduct special sales programs.

ADDITIONAL INFORMATION

Policies Issued in Conjunction with Employee Benefit Plans

Policies may be acquired in conjunction with employee benefit plans (“EBS Policies”), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code. For EBS Policies, the maximum mortality rates used to determine the monthly cost of insurance charge are based on the Commissioners’ 1980 Standard Ordinary Mortality Tables NB and SB. Under these tables, mortality rates are the same for male and female insureds of a particular attained age and premium class. Illustrations reflecting the premiums and charges for EBS Policies will be provided upon request to purchasers of these Policies. There is no provision for misstatement of sex in the EBS Policies. Also, the rates used to determine the amount payable under a particular settlement option will be the same for male and female insureds.

Legal Developments Regarding Unisex Actuarial Tables

In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Supreme Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that, in other factual circumstances, the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit the use of sex-distinct mortality tables under certain circumstances. The Policies, other than Policies issued in states which require “unisex” policies (currently Montana) and EBS Policies, are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.

SAI-5

Purchase and Redemption of Portfolio Shares

We will purchase shares of the portfolios at net asset value and direct them to the corresponding Subaccount. We will redeem sufficient shares of the appropriate portfolios at net asset value to pay surrender/partial surrender proceeds or other purposes described in your Policy. In general, we will automatically reinvest all dividends and capital gains distributions received from a portfolio in shares of the distributing portfolio at net asset value on the date of distribution. In other words, we do not pay portfolio dividends or portfolio distributions out to Owners as additional units, but instead reflect them in Unit values. We may elect not to reinvest dividends and capital gains distributions.

Potential Conflicts of Interest

Shares of Fund portfolios are not sold directly to the general public. They are offered to insurance company separate accounts to support variable annuity and variable life insurance contracts and to qualified plans. When shares are sold to both variable life and variable annuity separate accounts, this is called “mixed funding.” When shares are sold to insurance companies that are not affiliated with each other, this is called “shared funding.” Currently, we do not foresee any disadvantages to Owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the Boards of Directors of the Funds, and any other insurance companies that participate in the Funds are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, a company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices. See the prospectuses for the Funds.

Reports to Owners

We will send you a report at least annually showing the then current status of your Policy. It will set forth:

since the last report date:

•	premiums received;

•	expense charges (including transfer charges, if any);

•	cost of insurance and any riders;

•	interest earned on Fund Value in the Loan Account and in the Guaranteed Interest Account; and

•	any partial surrenders (and their fees).

as of the current report date:

•	Death Benefit;

•	Specified Amount; and

•	Outstanding Debt.

as of the current and prior report dates:

•	Fund Value;

•	Subaccount Unit values;

•	Fund Value in the Guaranteed Interest Account; and

•	any other information required by law.

We also will send you an annual and a semi-annual report for each Fund in which you are investing, as required by the 1940 Act.

SAI-6

Records

We will maintain all records relating to the Variable Account and the Guaranteed Interest Account at our Operations Center.

Service Agreement

MONY Life Insurance Company provides personnel and administrative services to MONY Life Insurance Company of America pursuant to an administrative services agreement. The services provided include premium processing, Policy Owner changes, Policy compilation, and recordkeeping. These services are provided via computer and manual systems.

Legal Matters

Legal matters in connection with the Policy have been passed on by Arthur D. Woods, Vice President — Variable Products and Broker-Dealer Operations Counsel of MONY Life Insurance Company. Robert Levy, Vice President — Chief Tax Counsel of MONY Life Insurance Company has passed upon legal matters relating to the federal income tax laws.

Experts

The Financial Statements have been included in this SAI, which is a part of the registration statement, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Actuarial matters included in the prospectus and/or SAI have been examined by Pamela Duffy, Vice President of MONY Life Insurance Company, as stated in her opinion filed as an exhibit to the Registration Statement.

FINANCIAL STATEMENTS

This SAI contains the audited financial statements for each of the subaccounts of MONY America Variable Account L and the Company. The financial statements have been audited by PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants for the Variable Account and the Company.

The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.

SAI-7

FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

[THIS PAGE INTENTIONALLY LEFT BLANK]

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors of

MONY Life Insurance Company of America and the

Contractholders of Subaccounts of MONY America Variable Account L

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Subaccounts of MONY America Variable Account L at December 31, 2003, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of MONY Life Insurance Company of America’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2003 by correspondence with the underlying funds’ transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 14, 2004

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS & LIABILITIES

December 31, 2003

	Enterprise Capital Appreciation Portfolio	Enterprise Equity Portfolio	Enterprise Equity Income Portfolio	Enterprise Growth & Income Portfolio

Assets
Shares held in respective Funds	1,460,540	2,881,316	986,036	3,164,630

Investments at cost	$8,776,453	$62,278,388	$4,800,785	$16,320,148

Investments in respective Funds, at net asset value	$9,186,797	$53,938,241	$5,196,411	$15,791,503
Amount due from MONY America	618	3,645	285	1,337
Amount due from respective Funds	4,759	39,882	2,090	9,251

Total Assets	9,192,174	53,981,768	5,198,786	15,802,091

Liabilities
Amount due to MONY America	4,759	39,882	2,090	9,251
Amount due to respective Funds	618	3,645	285	1,337

Total Liabilities	5,377	43,527	2,375	10,588

Net Assets	$9,186,797	$53,938,241	$5,196,411	$15,791,503

Unit Values:
MONY Strategist
MONY Equity Master	$8.08	$20.25	$9.62	$8.03
MONY Custom Equity Master	12.85	9.56	10.92	9.97
MONY Variable Universal Life			11.10	10.19
MONY Custom Estate Master	11.84	9.46	10.70	9.82
MONY Survivorship Variable Universal Life			10.58	9.63
MONY Corporate Sponsored Variable Universal Life		11.44

Units Outstanding:*
MONY Strategist
MONY Equity Master	294,588	1,900,653	56,487	339,398
MONY Custom Equity Master	461,926	1,192,978	286,300	1,031,747
MONY Variable Universal Life			45,622	107,594
MONY Custom Estate Master	73,624	143,336	93,777	162,934
MONY Survivorship Variable Universal Life			1,732	8,707
MONY Corporate Sponsored Variable Universal Life		234,164

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

Enterprise Growth Portfolio	Enterprise Global Socially Responsive Portfolio	Enterprise High-Yield Portfolio	Enterprise International Growth Portfolio	Enterprise Multi-Cap Growth Portfolio	Enterprise Managed Portfolio	Enterprise Small Company Growth Portfolio

9,551,621	14,478	2,659,956	3,197,367	1,186,072	5,138,690	1,696,467

$45,770,046	$130,018	$19,233,588	$16,928,414	$9,060,817	$117,181,187	$11,827,034

$44,319,520	$156,801	$12,820,987	$14,420,126	$8,788,796	$93,883,861	$12,485,993
5,419	38	4,399	1,368	4,286	7,965	13,075
23,924	64	6,027	8,041	3,369	123,440	4,689

44,348,863	156,903	12,831,413	14,429,535	8,796,451	94,015,266	12,503,757

23,924	64	6,027	8,041	3,369	123,440	4,689
5,419	38	4,399	1,368	4,286	7,965	13,075

29,343	102	10,426	9,409	7,655	131,405	17,764

$44,319,520	$156,801	$12,820,987	$14,420,126	$8,788,796	$93,883,861	$12,485,993

$7.29		$18.54	$13.80	$7.77	$19.68	$9.34
9.16		13.12	9.12	6.78	9.37	14.49
9.37	$11.09			9.44	10.15	9.81
8.91		13.05	8.57	6.37	9.25	14.10
9.17				9.41	9.76	9.76
7.46		14.57	9.35		10.57	9.90

509,748		329,064	711,322	42,551	4,025,667	92,405
2,792,019		293,825	435,858	1,075,559	1,238,320	459,288
321,707	14,144			41,686	100,964	145,333
461,952		50,315	50,425	120,976	186,680	60,677
15,171				172	8,764	3,141
1,040,825		151,750	20,377		21,989	268,131

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	Enterprise Small Company Value Portfolio	Enterprise Total Return Portfolio	Enterprise Short Duration Bond Portfolio	MONY Series Fund, Inc. Diversified Portfolio	MONY Series Fund, Inc. Equity Growth Portfolio

Assets
Shares held in respective Funds	2,620,510	2,653,122	1,636	102,575	53,796

Investments at cost	$56,770,362	$26,972,624	$16,465	$1,539,796	$1,358,494

Investments in respective Funds, at net asset value	$61,739,220	$27,406,753	$16,326	$1,063,698	$873,644
Amount due from MONY America	16,232	165	2	1	0
Amount due from respective Funds	44,237	674	5	591	477

Total Assets	61,799,689	27,407,592	16,333	1,064,290	874,121

Liabilities
Amount due to MONY America	44,237	674	5	591	477
Amount due to respective Funds	16,232	165	2	1	0

Total Liabilities	60,469	839	7	592	477

Net Assets	$61,739,220	$27,406,753	$16,326	$1,063,698	$873,644

Unit Values:

MONY Strategist				$52.51	$69.08
MONY Equity Master	$31.85
MONY Custom Equity Master	17.19	$11.15
MONY Variable Universal Life	12.96	11.23	$10.01
MONY Custom Estate Master	16.23	11.13
MONY Survivorship Variable Universal Life	12.46	11.16
MONY Corporate Sponsored Variable Universal Life	20.61	11.11

Units Outstanding:*
MONY Strategist				20,255	12,647
MONY Equity Master	1,167,598
MONY Custom Equity Master	918,884	35,407
MONY Variable Universal Life	244,731	76,551	1,631
MONY Custom Estate Master	89,564	7,941
MONY Survivorship Variable Universal Life	11,557	3,410
MONY Corporate Sponsored Variable Universal Life	193,725	2,342,598

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MONY Series Fund, Inc. Equity Income Portfolio	MONY Series Fund, Inc. Government Securities Portfolio	MONY Series Fund, Inc. Intermediate Term Bond Portfolio	MONY Series Fund, Inc. Money Market Portfolio	MONY Series Fund, Inc. Long Term Bond Fund	AIM Basic Value Fund— Series I	AIM Mid Cap Core Equity Fund— Series I	Alger American Balanced Portfolio— Class O

34,667	1,138,851	1,107,920	44,948,713	1,085,381	7,217	2,085	97,364

$698,941	$13,262,192	$12,596,184	$44,948,713	$15,019,005	$72,049	$23,478	$1,158,692

$540,110	$13,324,558	$12,885,109	$44,948,713	$15,596,925	$76,931	$25,140	$1,281,313
0	11,239	158	6,635	1,420	15	33	202
295	3,370	2,069	8,104	4,086	23	92	423

540,405	13,339,167	12,887,336	44,963,452	15,602,431	76,969	25,265	1,281,938

295	3,370	2,069	8,104	4,086	23	92	423
0	11,239	158	6,635	1,420	15	33	202

295	14,609	2,227	14,739	5,506	38	125	625

$540,110	$13,324,558	$12,885,109	$44,948,713	$15,596,925	$76,931	$25,140	$1,281,313

$68.98		$32.41	$21.60	$44.20
	$15.32	16.25	13.53	19.42
	12.53	13.07	11.64	13.29
	10.69		10.16	11.74	$11.48	$11.28	$10.81
	12.58	13.15	11.62	13.67
	10.69		10.15	11.89			10.75
	13.52	14.14	12.66	14.93			11.17

7,830		4,077	2,235	1,282
	141,529	96,788	264,497	134,293
	239,611	146,700	538,487	275,397
	138,000		189,388	68,053	6,699	2,230	71,320
	34,921	35,433	105,088	40,107
	7,055		43,521	4,430			2,804
	455,952	622,067	2,485,088	527,137			42,989

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	Alger American Mid Cap Growth Portfolio— Class O	Dreyfus VIF Appreciation Portfolio— Initial Class	Dreyfus VIF International Value Portfolio— Initial Class	Dreyfus VIF Small Company Stock Portfolio— Initial Class	Dreyfus Socially Responsible Growth Fund— Initial Class	Dreyfus Stock Index Portfolio— Initial Class

Assets
Shares held in respective Funds	211,484	71,902	764,844	83,812	53,851	1,971,121

Investments at cost	$3,097,712	$2,200,991	$8,102,433	$1,282,317	$1,309,766	$57,257,983

Investments in respective Funds, at net asset value	$3,891,301	$2,474,859	$10,355,992	$1,704,734	$1,281,116	$56,019,266
Amount due from MONY America	31	1,449	200	891	18	68,549
Amount due from respective Funds	774	0	0	0	467	7,990

Total Assets	3,892,106	2,476,308	10,356,192	1,705,625	1,281,601	56,095,805

Liabilities
Amount due to MONY America	774	0	0	0	467	7,990
Amount due to respective Funds	31	1,449	200	891	18	68,549

Total Liabilities	805	1,449	200	891	485	76,539

Net Assets	$3,891,301	$2,474,859	$10,355,992	$1,704,734	$1,281,116	$56,019,266

Unit Values:
MONY Strategist

MONY Equity Master					$7.51	$7.70

MONY Custom Equity Master	$11.28				6.71	8.43

MONY Variable Universal Life	11.53

MONY Custom Estate Master	11.66				6.47	8.38

MONY Survivorship Variable Universal Life	10.85

MONY Corporate Sponsored Variable Universal Life	11.72	$13.40	$10.87	$12.39	7.40	12.80

Units Outstanding:*

MONY Strategist

MONY Equity Master					13,150	523,355
MONY Custom Equity Master	63,314				159,810	1,097,593
MONY Variable Universal Life	80,821
MONY Custom Estate Master	3,722				8,966	119,399
MONY Survivorship Variable Universal Life	2,157
MONY Corporate Sponsored Variable Universal Life	185,868	184,652	952,275	137,572	6,988	3,261,085

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

Dreyfus IP Small Cap Stock Index Portfolio— Service Class	Fidelity VIP Growth Portfolio— Initial Class	Fidelity VIP Growth Portfolio— Service Class	Fidelity VIP II Asset Manager Portfolio— Initial Class	Fidelity VIP II ContraFund Portfolio— Initial Class	Fidelity VIP II ContraFund Portfolio— Service Class	Fidelity VIP III Growth Opportunities Portfolio— Initial Class	Fidelity VIP III Growth Opportunities Portfolio— Service Class

502,276	328,727	270,751	350,224	513,947	397,511	13,107	97,078

$4,967,680	$ 8,117,040	$8,915,590	$4,762,961	$10,406,860	$8,108,131	$168,911	$1,376,387

$6,584,835	$10,203,688	$8,371,613	$5,064,244	$11,887,595	$9,166,593	$197,529	$1,461,997
402	2,193	446	62	860	4,184	743	140
83	0	4,444	0	0	4,613	0	738

6,585,320	10,205,881	8,376,503	5,064,306	11,888,455	9,175,390	198,272	1,462,875

83	0	4,444	0	0	4,613	0	738
402	2,193	446	62	860	4,184	743	140

485	2,193	4,890	62	860	8,797	743	878

$6,584,835	$10,203,688	$8,371,613	$5,064,244	$11,887,595	$9,166,593	$197,529	$1,461,997

		$6.33			$9.40		$9.13

		7.63			10.68		7.17

$11.81

		7.44			9.94		7.31

11.38	$7.97		$10.10	$10.12		$7.19

		404,664			308,756		18,725
		691,998			552,553		170,668
11,305
		70,839			36,338		9,314

567,117	1,279,471		501,397	1,174,396		27,457

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	Fidelity VIP III Growth & Income Portfolio— Initial Class	Franklin Income Securities Fund— Class 2	Franklin Rising Dividends Securities Fund— Class 2	Franklin Zero Coupon 2010 Fund— Class 2	INVESCO VIF Financial Services Portfolio	INVESCO VIF Health Sciences Portfolio

Assets
Shares held in respective Funds	723,999	4,912	2,316	722	15,259	20,515

Investments at cost	$8,303,097	$66,137	$35,283	$11,840	$174,770	$306,152

Investments in respective Funds, at net asset value	$9,600,233	$69,897	$37,258	$11,930	$206,609	$360,442
Amount due from MONY America	184	1,150	1	16	8	9,501
Amount due from respective Funds	0	40	10	3	83	111

Total Assets	9,600,417	71,087	37,269	11,949	206,700	370,054

Liabilities
Amount due to MONY America	0	40	10	3	83	111
Amount due to respective Funds	184	1,150	1	16	8	9,501

Total Liabilities	184	1,190	11	19	91	9,612

Net Assets	$9,600,233	$69,897	$37,258	$11,930	$206,609	$360,442

Unit Values:
MONY Strategist
MONY Equity Master
MONY Custom Equity Master
MONY Variable Universal Life		$11.26	$11.34	$10.24	$11.27	$10.35
MONY Custom Estate Master
MONY Survivorship Variable Universal Life					11.63	10.48

MONY Corporate Sponsored Variable Universal Life	$9.10				11.18	10.88

Units Outstanding:*
MONY Strategist
MONY Equity Master
MONY Custom Equity Master
MONY Variable Universal Life		6,209	3,284	1,165	13,994	33,822
MONY Custom Estate Master
MONY Survivorship Variable Universal Life					827	44

MONY Corporate Sponsored Variable Universal Life	1,055,112				3,510	924

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

INVESCO VIF Telecommunications Portfolio	Janus Aspen Series Mid Cap Growth Portfolio— Institutional Class	Janus Aspen Series Balanced Portfolio— Institutional Class	Janus Aspen Series Capital Appreciation Portfolio— Service Class	Janus Aspen Series Capital Appreciation Portfolio— Institutional Class	Janus Aspen Series Flexible Income Portfolio— Service Class	Janus Aspen Series Flexible Income Portfolio— Institutional Class	Janus Aspen Series International Growth Portfolio— Service Class	Janus Aspen Series International Growth Portfolio— Institutional Class	Janus Aspen Series Mid Cap Value Portfolio— Service Class

18,140	457,006	265,542	35,875	519,398	34,379	478,046	45,009	79,856	163,425

$54,472	$9,323,760	$5,896,881	$644,810	$10,988,517	$444,032	$5,858,559	$842,457	$1,590,772	$1,995,829

$66,755	$9,779,934	$6,102,151	$741,904	$10,824,253	$451,059	$5,970,795	$1,030,263	$1,841,489	$2,222,583
0	1,712	5,325	0	9,722	1	101	170	762	4
29	4,604	2,582	489	6,287	188	0	465	0	0

66,784	9,786,250	6,110,058	742,393	10,840,262	451,248	5,970,896	1,030,898	1,842,251	2,222,587

29	4,604	2,582	489	6,287	188	0	465	0	0
0	1,712	5,325	0	9,722	1	101	170	762	4

29	6,316	7,907	489	16,009	189	101	635	762	4

$66,755	$9,779,934	$6,102,151	$741,904	$10,824,253	$451,059	$5,970,795	$1,030,263	$1,841,489	$2,222,583

	$7.54	$10.22		$6.35
	5.53	10.43		8.46
$8.27			$10.59		$11.51		$10.74
	4.58	10.24		8.02

			10.68		11.50		10.71

	4.53			6.46		$13.47		$7.88	$10.02

	45,100	66,444		537,222
	1,277,933	462,767		506,074
8,071			64,878		37,652		87,226
	102,575	58,425		55,191

			5,099		1,540		8,747

	420,866			415,503		443,360		233,748	221,896

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	Janus Aspen Series WorldWide Growth Portfolio Institutional Class	Lord Abbett Bond- Debenture Portfolio— Class VC	Lord Abbett Growth & Income Portfolio— Class VC	Lord Abbett Mid-Cap Value Portfolio— Class VC	MFS Mid-Cap Growth Portfolio— Initial Class	MFS New Discovery Portfolio— Initial Class

Assets
Shares held in respective Funds	653,199	47,552	97,498	549,187	101,300	50,245

Investments at cost	$17,547,011	$532,964	$2,015,264	$7,746,982	$514,567	$611,099

Investments in respective Funds, at net asset value	$16,865,610	$565,869	$2,390,643	$9,358,146	$626,033	$701,426
Amount due from MONY America	5,412	381	0	28,949	104	0
Amount due from respective Funds	8,863	254	1,090	1,055	301	127

Total Assets	16,879,885	566,504	2,391,733	9,388,150	626,438	701,553

Liabilities
Amount due to MONY America	8,863	254	1,090	1,055	301	127
Amount due to respective Funds	5,412	381	0	28,949	104	0

Total Liabilities	14,275	635	1,090	30,004	405	127

Net Assets	$16,865,610	$565,869	$2,390,643	$9,358,146	$626,033	$701,426

Unit Values:
MONY Strategist
MONY Equity Master	$5.63
MONY Custom Equity Master	7.81		$11.04	$10.70
MONY Variable Universal Life		$12.63	11.10	11.68	$8.88	$9.93
MONY Custom Estate Master	6.88		11.11	10.70
MONY Survivorship Variable Universal Life		12.11	10.45	10.46	8.82	9.91
MONY Corporate Sponsored Variable Universal Life	6.96			10.96		10.66

Units Outstanding:*
MONY Strategist
MONY Equity Master	614,819
MONY Custom Equity Master	836,670		74,428	76,974
MONY Variable Universal Life		44,120	120,603	108,821	67,323	34,568
MONY Custom Estate Master	82,987		11,465	10,748
MONY Survivorship Variable Universal Life		724	9,752	1,941	3,159	1,153
MONY Corporate Sponsored Variable Universal Life	904,656			650,565		32,499

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

MFS Total Return Portfolio— Initial Class	MFS Utilities Portfolio— Initial Class	UIF Equity Growth Portfolio— Class I	UIF Emerging Markets Equity Portfolio— Class I	UIF Emerging Markets Debt Portfolio— Class I	UIF Core Plus Fixed Income Portfolio— Class I	UIF Global Value Equity Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I

112,514	17,496	14,719	35,648	25,443	536,097	21,260	164,208

$1,970,891	$239,236	$162,771	$234,686	$191,249	$5,668,820	$224,377	$2,065,893

$2,203,021	$279,069	$188,118	$322,262	$230,010	$6,186,564	$269,791	$2,558,354
276	10	81	0	29	130	38	9,668
603	82	0	157	0	0	107	725

2,203,900	279,161	188,199	322,419	230,039	6,186,694	269,936	2,568,747

603	82	0	157	0	0	107	725
276	10	81	0	29	130	38	9,668

879	92	81	157	29	130	145	10,393

$2,203,021	$279,069	$188,118	$322,262	$230,010	$6,186,564	$269,791	$2,558,354

							$12.53
$11.15	$11.80		$13.23			$10.90	13.65
							12.41

10.90	11.31		12.45			12.44	12.72
10.95	12.40	$7.24		$13.19	$13.69	10.20	12.57

							41,926
113,633	16,492		23,578			23,860	67,162
							3,335

3,227	661		836			464	2,172
82,275	6,211	25,976		17,443	451,827	379	83,284

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	UIF Value Portfolio— Class I	Oppenheimer Global Securities Portfolio— Service Class	Oppenheimer Main Street Portfolio— Service Class	PBHG Mid-Cap Portfolio	PBHG Select Value Portfolio	PIMCO Global Bond Portfolio— Administrative Class

Assets
Shares held in respective Funds	62,250	6,133	3,573	96,398	39,678	113,596

Investments at cost	$675,998	$137,706	$63,797	$1,129,235	$513,488	$1,371,440

Investments in respective Funds, at net asset value	$820,452	$153,081	$68,253	$1,411,266	$548,746	$1,480,154
Amount due from MONY America	472	42	0	9,623	0	178
Amount due from respective Funds	0	136	19	655	235	818

Total Assets	820,924	153,259	68,272	1,421,544	548,981	1,481,150

Liabilities
Amount due to MONY America	0	136	19	655	235	818
Amount due to respective Funds	472	42	0	9,623	0	178

Total Liabilities	472	178	19	10,278	235	996

Net Assets	$820,452	$153,081	$68,253	$1,411,266	$548,746	$1,480,154

Unit Values:
MONY Strategist
MONY Equity Master

MONY Custom Equity Master						$13.16

MONY Variable Universal Life		$12.70	$11.43	$11.77	$9.43	13.65

MONY Custom Estate Master						12.48

MONY Survivorship Variable Universal Life				11.26	9.16	13.70

MONY Corporate Sponsored Variable Universal Life	$12.86

Units Outstanding:*
MONY Strategist
MONY Equity Master
MONY Custom Equity Master						43,481
MONY Variable Universal Life		12,049	5,971	114,147	56,615	60,382
MONY Custom Estate Master						3,125
MONY Survivorship Variable Universal Life				6,048	1,635	3,236

MONY Corporate Sponsored Variable Universal Life	63,788

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

PIMCO Real Return Portfolio— Administrative Class	PIMCO StocksPLUS Growth & Income Portfolio— Administrative Class	T. Rowe Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited Term Bond Portfolio	T. Rowe Price New America Growth Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	T. Rowe Price Prime Reserve Portfolio

758,765	221,207	2,392,307	352,239	310,775	30,987	90,524	4,585,911

$9,161,908	$1,742,285	$40,052,253	$3,554,993	$1,584,256	$450,531	$1,242,896	$4,585,911

$9,378,336	$2,048,378	$48,300,675	$4,205,729	$1,581,846	$543,826	$1,460,156	$4,585,911
33,486	38,409	1,026	818	239	96	78	36
1,458	859	0	0	0	0	0	0

9,413,280	2,087,646	48,301,701	4,206,547	1,582,085	543,922	1,460,234	4,585,947

1,458	859	0	0	0	0	0	0
33,486	38,409	1,026	818	239	96	78	36

34,944	39,268	1,026	818	239	96	78	36

$9,378,336	$2,048,378	$48,300,675	$4,205,729	$1,581,846	$543,826	$1,460,156	$4,585,911

$12.20

12.59	$10.93

12.02

12.52	11.11

12.09		$13.20	$9.58	$13.10	$9.68	$13.37	$11.78

89,149
155,109	180,996
17,362

7,459	6,322

499,685		3,659,651	438,989	120,716	56,169	109,239	389,214

MONY AMERICA

Variable Account L

STATEMENT OF ASSETS & LIABILITIES (continued)

December 31, 2003

	Van Eck Hard Assets Fund	Van Eck WorldWide Bond Fund	Van Eck WorldWide Emerging Markets Fund

Assets
Shares held in respective Funds	5,959	8,820	12,974

Investments at cost	$79,225	$101,508	$150,041

Investments in respective Funds, at net asset value	$88,612	$117,390	$157,638
Amount due from MONY America	0	150	56
Amount due from respective Funds	0	0	0

Total Assets	88,612	117,540	157,694

Liabilities
Amount due to MONY America	0	0	0
Amount due to respective Funds	0	150	56

Total Liabilities	0	150	56

Net Assets	$88,612	$117,390	$157,638

Unit Values:
MONY Strategist
MONY Equity Master
MONY Custom Equity Master
MONY Variable Universal Life
MONY Custom Estate Master
MONY Survivorship Variable Universal Life

MONY Corporate Sponsored Variable Universal Life	$14.06	$14.24	$7.94

Units Outstanding:*
MONY Strategist
MONY Equity Master
MONY Custom Equity Master
MONY Variable Universal Life
MONY Custom Estate Master
MONY Survivorship Variable Universal Life
MONY Corporate Sponsored Variable Universal Life	6,303	8,246	19,859

*	Units outstanding have been rounded for presentation purposes.

See notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS

	Enterprise Balanced Portfolio	Enterprise Capital Appreciation Portfolio	Enterprise Equity Portfolio	Enterprise Emerging Countries Portfolio	Enterprise Equity Income Portfolio	Enterprise Growth & Income Portfolio
	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:
Dividend income	$28,417	$0	$0	$0	$61,164	$136,386

Expenses:
Mortality and expense risk charges	(629)	(33,909)	(275,533)	(333)	(15,607)	(54,351)

Net investment income (loss)	27,788	(33,909)	(275,533)	(333)	45,557	82,035

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	(5,143)	(231,605)	(2,968,560)	(1,018)	(73,176)	(450,157)
Realized gain distributions	0	0	0	0	0	0

Realized gain (loss)	(5,143)	(231,605)	(2,968,560)	(1,018)	(73,176)	(450,157)

Change in unrealized appreciation (depreciation)	(46,119)	2,406,713	21,437,616	(5,279)	1,053,523	3,619,020

Net increase (decrease) in net assets from operations	$(23,474)	$2,141,199	$18,193,523	$(6,630)	$1,025,904	$3,250,898

***	Termination of subaccount.

See notes to financial statements.

Enterprise Growth Portfolio	Enterprise Global Socially Responsive Portfolio	Enterprise High-Yield Portfolio	Enterprise International Growth Portfolio	Enterprise Mid-Cap Growth Portfolio	Enterprise Multi-Cap Growth Portfolio	Enterprise Managed Portfolio	Enterprise Small Company Growth Portfolio
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$164,875	$417	$288,426	$57,916	$0	$0	$995,399	$0

(121,399)	(353)	(55,668)	(72,387)	(490)	(26,102)	(581,283)	(29,854)

43,476	64	232,758	(14,471)	(490)	(26,102)	414,116	(29,854)

(1,058,791)	(183)	82,578	(1,246,818)	(13,052)	(386,351)	(5,201,420)	(248,872)
0	0	0	0	0	0	0	0

(1,058,791)	(183)	82,578	(1,246,818)	(13,052)	(386,351)	(5,201,420)	(248,872)

7,141,042	28,056	1,957,737	4,576,428	(4,946)	2,502,777	20,506,089	2,450,518

$6,125,727	$27,937	$2,273,073	$3,315,139	$(18,488)	$2,090,324	$15,718,785	$2,171,792

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Enterprise Small Company Value Portfolio	Enterprise Total Return Portfolio	Enterprise WorldWide Growth Portfolio	Enterprise Short Duration Bond Portfolio	MONY Series Fund, Inc. Diversified Portfolio	MONY Series Fund, Inc. Equity Growth Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period January 1, 2003 through February 28, 2003***	For the period July 7, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003
Income:
Dividend income	$52,644	$582,985	$0	$215	$10,334	$2,700
Expenses:
Mortality and expense risk charges	(286,636)	(3,757)	(88)	(14)	(5,637)	(4,539)

Net investment income (loss)	(233,992)	579,228	(88)	201	4,697	(1,839)

Realized gain (loss) on investments:
Net realized gain (loss) on sale of fund shares	(1,070,755)	40,109	(1,527)	(1)	(48,901)	(40,026)
Realized gain distributions	0	402,838	0	0	0	0

Realized gain (loss)	(1,070,755)	442,947	(1,527)	(1)	(48,901)	(40,026)

Change in unrealized appreciation (depreciation)	17,477,145	147,806	(6,215)	(139)	289,982	250,710

Net increase (decrease) in net assets from operations	$16,172,398	$1,169,981	$(7,830)	$61	$245,778	$208,845

**	Commencement of operations
***	Termination of subaccount

See notes to financial statements.

MONY Series Fund, Inc. Equity Income Portfolio	MONY Series Fund, Inc. Government Securities Portfolio	MONY Series Fund, Inc. Intermediate Term Bond Portfolio	MONY Series Fund, Inc. Money Market Portfolio	MONY Series Fund, Inc. Long Term Bond Portfolio	AIM Basic Value Fund— Series I	AIM Mid Cap Core Equity Fund— Series I	Alger American Balanced Portfolio— Class O
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the period July 7, 2003** through December 31, 2003	For the period July 2, 2003** through December 31, 2003	For the year ended December 31, 2003

$8,925	$351,463	$608,190	$423,776	$858,713	$20	$0	$18,164

(2,828)	(34,489)	(21,722)	(64,350)	(38,495)	(42)	(26)	(1,888)

6,097	316,974	586,468	359,426	820,218	(22)	(26)	16,276

(29,779)	220,495	178,419	0	224,718	121	149	50

0	0	0	0	5,941	0	141	0

(29,779)	220,495	178,419	0	230,659	121	290	50

140,899	(373,943)	(382,401)	0	(456,439)	4,882	1,662	144,587

$117,217	$163,526	$382,486	$359,426	$594,438	$4,981	$1,926	$160,913

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Alger American Mid Cap Growth Portfolio— Class O	Dreyfus VIF Appreciation Portfolio— Initial Class	Dreyfus VIF International Value Portfolio— Initial Class	Dreyfus VIF Small Company Stock Portfolio— Initial Class	Dreyfus Socially Responsible Growth Fund— Initial Class	Dreyfus Stock Index Portfolio— Initial Class
	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003
Income:
Dividend income	$0	$31,473	$99,845	$1,681	$1,293	$737,851
Expenses:
Mortality and expense risk charges	(2,818)	0	0	0	(3,648)	(52,308)

Net investment income (loss)	(2,818)	31,473	99,845	1,681	(2,355)	685,543

Realized gain (loss) on investments:
Net realized gain (loss) on sale of fund shares	50,564	(65,452)	(6,413)	(44,965)	(61,631)	(2,202,353)
Realized gain distributions	0	0	0	0	0	0

Realized gain (loss)	50,564	(65,452)	(6,413)	(44,965)	(61,631)	(2,202,353)

Change in unrealized appreciation (depreciation)	827,684	483,817	2,847,504	544,675	302,123	14,153,675

Net increase (decrease) in net assets from operations	$875,430	$449,838	$2,940,936	$501,391	$238,137	$12,636,865

See notes to financial statements.

Dreyfus IP Small Cap Stock Index Portfolio— Service Class	Fidelity VIP Growth Portfolio Initial Class	Fidelity VIP Growth Portfolio Service Class	Fidelity VIP II Asset Manager Portfolio— Initial Class	Fidelity VIP II ContraFund Portfolio Initial Class	Fidelity VIP II ContraFund Portfolio Service Class	Fidelity VIP III Growth Opportunities Portfolio Initial Class	Fidelity VIP III Growth Opportunities Portfolio Service Class
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$10,556	$17,003	$12,052	$156,571	$25,578	$25,056	$1,076	$7,069

(82)	0	(31,497)	0	0	(34,818)	0	(4,879)

10,474	17,003	(19,445)	156,571	25,578	(9,762)	1,076	2,190

16,803	26,784	(376,799)	(35,900)	(46,140)	(86,118)	11,138	(46,929)
33,478	0	0	0	0	0	0	0

50,281	26,784	(376,799)	(35,900)	(46,140)	(86,118)	11,138	(46,929)

1,736,716	2,331,932	2,293,596	633,687	1,680,945	1,990,108	32,164	367,335

$1,797,471	$2,375,719	$1,897,352	$754,358	$1,660,383	$1,894,228	$44,378	$322,596

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Fidelity VIP III Growth & Income Portfolio Initial Class	Franklin Income Securities Fund—Class 2	Franklin Rising Dividends Securities Fund—Class 2	Franklin Zero Coupon 2010 Fund—Class 2	INVESCO VIF Financial Services Portfolio	INVESCO VIF Health Sciences Portfolio
	For the year ended December 31, 2003	For the period July 7, 2003** through December 31, 2003	For the period July 7, 2003** through December 31, 2003	For the period August 12, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:
Dividend income	$89,768	$0	$0	$0	$945	$0

Expenses:
Mortality and expense risk charges	0	(33)	(21)	(4)	(398)	(826)

Net investment income (loss)	89,768	(33)	(21)	(4)	547	(826)

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	(208,749)	161	45	(1)	(1,583)	(938)
Realized gain distributions	0	0	0	0	0	0

Realized gain (loss)	(208,749)	161	45	(1)	(1,583)	(938)

Change in unrealized appreciation (depreciation)	1,860,408	3,760	1,976	90	37,135	64,964

Net increase (decrease) in net assets from operations	$1,741,427	$3,888	$2,000	$85	$36,099	$63,200

**	Commencement of operations

See notes to financial statements.

INVESCO VIF Telecommunications Portfolio	Janus Aspen Series Mid Cap Growth Portfolio Institutional Class	Janus Aspen Series Balanced Portfolio Institutional Class	Janus Aspen Series Capital Appreciation Portfolio— Service Class	Janus Aspen Series Capital Appreciation Portfolio— Institutional Class	Janus Aspen Series Flexible Income Portfolio— Service Class	Janus Aspen Series Flexible Income Portfolio— Institutional Class	Janus Aspen Series International Growth Portfolio Service Class	Janus Aspen Series International Growth Portfolio Institutional Class	Janus Aspen Series Mid Cap Value Portfolio Service Class
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$0	$0	$122,773	$1,441	$46,319	$14,441	$280,474	$6,394	$18,255	$2,237

(159)	(22,987)	(20,831)	(1,919)	(36,696)	(1,130)	0	(2,132)	0	0

(159)	(22,987)	101,942	(478)	9,623	13,311	280,474	4,262	18,255	2,237

(851)	(266,114)	(43,362)	(2,189)	(372,533)	2,825	562,112	(10,139)	(90,268)	(18,624)
0	0	0	0	0	0	0	0	0	0

(851)	(266,114)	(43,362)	(2,189)	(372,533)	2,825	562,112	(10,139)	(90,268)	(18,624)

14,917	2,714,879	640,738	109,586	2,190,410	1,831	(396,276)	226,538	565,570	678,224

$13,907	$2,425,778	$699,318	$106,919	$1,827,500	$17,967	$446,310	$220,661	$493,557	$661,837

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Janus Aspen Series WorldWide Growth Portfolio— Institutional Class	Lord Abbett Bond- Debenture Portfolio— Class VC	Lord Abbett Growth & Income Portfolio— Class VC	Lord Abbett Mid-Cap Value Portfolio— Class VC	MFS Mid-Cap Growth Portfolio— Initial Class	MFS New Discovery Portfolio— Initial Class
	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003
Income:
Dividend income	$160,444	$21,529	$13,841	$42,992	$0	$0
Expenses:
Mortality and expense risk charges	(43,072)	(1,257)	(4,668)	(4,643)	(1,408)	(885)

Net investment income (loss)	117,372	20,272	9,173	38,349	(1,408)	(885)

Realized gain (loss) on investments:
Net realized gain (loss) on sale of fund shares	(1,135,200)	2,008	(3,935)	18,084	(3,346)	5,680
Realized gain distributions	0	4,676	0	88,883	0	0

Realized gain (loss)	(1,135,200)	6,684	(3,935)	106,967	(3,346)	5,680

Change in unrealized appreciation (depreciation)	4,203,760	30,816	404,129	1,657,354	130,524	111,049

Net increase (decrease) in net assets from operations	$3,185,932	$57,772	$409,367	$1,802,670	$125,770	$115,844

See notes to financial statements.

MFS Total Return Portfolio— Initial Class	MFS Utilities Portfolio— Initial Class	UIF Equity Growth Portfolio— Class I	UIF Emerging Markets Equity Portfolio— Class I	UIF Emerging Markets Debt Portfolio— Class I	UIF Core Plus Fixed Income Portfolio— Class I	UIF Global Value Equity Portfolio— Class I	UIF U.S. Real Estate Portfolio— Class I
For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$24,980	$2,194	$0	$0	$0	$3,634	$0	$0

(3,264)	(366)	0	(701)	0	0	(550)	(3,075)

21,716	1,828	0	(701)	0	3,634	(550)	(3,075)

11,758	2,226	6,165	(662)	10,727	22,207	2,292	(12,923)
0	0	0	0	0	46,026	0	0

11,758	2,226	6,165	(662)	10,727	68,233	2,292	(12,923)

235,514	39,578	34,332	96,568	38,035	201,117	54,566	537,782

$268,988	$43,632	$40,497	$95,205	$48,762	$272,984	$56,308	$521,784

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	UIF Value Portfolio— Class I	Oppenheimer Global Securities Portfolio— Service Class	Oppenheimer Main Street Portfolio— Service Class	PBHG Mid-Cap Portfolio	PBHG Select Value Portfolio	PIMCO Global Bond Portfolio— Administrative Class
	For the year ended December 31, 2003	For the period June 23, 2003** through December 31, 2003	For the period June 27, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:

Dividend income	$0	$0	$0	$0	$11,001	$25,263

Expenses:

Mortality and expense risk charges	0	(101)	(45)	(3,266)	(1,265)	(4,312)

Net investment income (loss)	0	(101)	(45)	(3,266)	9,736	20,951

Realized gain (loss) on investments:

Net realized gain (loss) on sale of fund shares	28,583	126	48	(4,002)	(4,913)	54,585

Realized gain distributions	0	0	0	0	0	8,324

Realized gain (loss)	28,583	126	48	(4,002)	(4,913)	62,909

Change in unrealized appreciation (depreciation)	148,547	15,375	4,456	307,614	72,951	69,529

Net increase (decrease) in net assets from operations	$177,130	$15,400	$4,459	$300,346	$77,774	$153,389

**	Commencement of operations

See notes to financial statements.

PIMCO Real Return Portfolio— Administrative Class	PIMCO StocksPLUS Growth and Income Portfolio— Administrative Class	T. Rowe Price Equity Income Portfolio	T. Rowe Price International Stock Portfolio	T. Rowe Price Limited Term Bond Portfolio	T. Rowe Price New America Growth Portfolio	T. Rowe Price Personal Strategy Balanced Portfolio	T. Rowe Price Prime Reserve Portfolio

For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

$176,976	$32,363	$696,592	$37,387	$48,808	$0	$26,335	$28,992

(8,901)	(4,560)	0	0	0	0	0	0

168,075	27,803	696,592	37,387	48,808	0	26,335	28,992

82,703	(12,181)	(284,558)	(66,536)	10,549	(50,947)	13,385	0

181,260	0	0	2,876	2,540	0	920	0

263,963	(12,181)	(284,558)	(63,660)	13,089	(50,947)	14,305	0

136,167	353,511	9,724,812	814,482	(10,370)	184,693	227,510	0

$568,205	$369,133	$10,136,846	$788,209	$51,527	$133,746	$268,150	$28,992

MONY AMERICA

Variable Account L

STATEMENT OF OPERATIONS (continued)

	Van Eck Hard Assets Fund	Van Eck WorldWide Bond Fund	Van Eck WorldWide Emerging Markets Fund
	For the year ended December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2003

Income:
Dividend income	$766	$2,048	$96

Expenses:
Mortality and expense risk charges	0	0	0

Net investment income (loss)	766	2,048	96

Realized gain (loss) on investments:
Net realized gain (loss) on sale of fund shares	14,149	10,399	29,839
Realized gain distributions	0	0	0

Realized gain (loss)	14,149	10,399	29,839

Change in unrealized appreciation (depreciation)	1,744	8,447	10,397

Net increase (decrease) in net assets from operations	$16,659	$20,894	$40,332

See notes to financial statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS

	Enterprise Balanced Portfolio		Enterprise Capital Appreciation Portfolio		Enterprise Equity Portfolio
	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:
Net investment income (loss)	$27,788	$16,551	$(33,909)	$(30,845)	$(275,533)	$(252,723)
Net realized gain (loss)	(5,143)	(11,799)	(231,605)	(408,746)	(2,968,560)	(10,207,359)
Net change in unrealized appreciation (depreciation)	(46,119)	(114,480)	2,406,713	(849,698)	21,437,616	(4,084,368)

Net increase (decrease) in net assets from operations	(23,474)	(109,728)	2,141,199	(1,289,289)	18,193,523	(14,544,450)

Contract transactions:
Payments received from contract owners	59,100	496,572	2,159,184	2,624,056	9,762,858	12,166,419
Transfers between subaccounts, net	(1,005,029)	57,304	139,244	160,267	(232,668)	(3,356,046)
Transfers for contract benefits and terminations	(45,706)	(202,448)	(1,626,190)	(1,661,505)	(8,310,556)	(8,669,772)

Net increase (decrease) from contract transactions	(991,635)	351,428	672,238	1,122,818	1,219,634	140,601

Net increase (decrease) in net assets	(1,015,109)	241,700	2,813,437	(166,471)	19,413,157	(14,403,849)
Net assets beginning of period	1,015,109	773,409	6,373,360	6,539,831	34,525,084	48,928,933

Net assets end of period	$0	$1,015,109	$9,186,797	$6,373,360	$53,938,241	$34,525,084

Units issued during the period	16,567	64,349	283,016	313,462	938,213	1,272,485
Units redeemed during the period	(133,209)	(26,680)	(210,836)	(203,770)	(800,848)	(1,176,727)

Net units issued (redeemed) during period	(116,642)	37,669	72,180	109,692	137,365	95,758

***	Termination of subaccount.

See notes to financial statements.

Enterprise Emerging Countries Portfolio		Enterprise Equity Income Portfolio		Enterprise Growth & Income Portfolio		Enterprise Growth Portfolio
For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(333)	$(1,415)	$45,557	$29,725	$82,035	$92,759	$43,476	$26,313
(1,018)	(2,338)	(73,176)	(71,175)	(450,157)	(654,133)	(1,058,791)	(1,173,902)
(5,279)	(68,223)	1,053,523	(516,902)	3,619,020	(3,039,771)	7,141,042	(6,603,971)

(6,630)	(71,976)	1,025,904	(558,352)	3,250,898	(3,601,145)	6,125,727	(7,751,560)

12,817	75,233	1,408,552	1,462,285	4,148,680	5,514,260	11,967,997	12,589,039
(337,197)	55,835	119,900	171,384	(183,537)	(36,542)	1,752,190	6,532,721
(9,512)	(67,478)	(728,596)	(663,905)	(2,572,790)	(2,699,859)	(7,394,387)	(6,501,399)

(333,892)	63,590	799,856	969,764	1,392,353	2,777,859	6,325,800	12,620,361

(340,522)	(8,386)	1,825,760	411,412	4,643,251	(823,286)	12,451,527	4,868,801
340,522	348,908	3,370,651	2,959,239	11,148,252	11,971,538	31,867,993	26,999,192

$0	$340,522	$5,196,411	$3,370,651	$15,791,503	$11,148,252	$44,319,520	$31,867,993

2,187	17,165	190,641	195,918	535,443	708,486	1,873,905	2,501,955
(45,896)	(10,543)	(102,002)	(93,887)	(369,846)	(407,119)	(1,058,646)	(888,932)

(43,709)	6,622	88,639	102,031	165,597	301,367	815,259	1,613,023

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Enterprise Global Socially Responsive Portfolio		Enterprise High-Yield Portfolio		Enterprise International Growth Portfolio
	For the year ended December 31, 2003	For the period February 21, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002
From operations:
Net investment income (loss)	$64	$123	$232,758	$2,170,870	$(14,471)	$3,243
Net realized gain (loss)	(183)	(778)	82,578	115,589	(1,246,818)	(1,500,366)
Net change in unrealized appreciation (depreciation)	28,056	(1,273)	1,957,737	(4,131,705)	4,576,428	(1,064,241)

Net increase (decrease) in net assets from operations	27,937	(1,928)	2,273,073	(1,845,246)	3,315,139	(2,561,364)

Contract transactions:
Payments received from contract owners	77,055	58,876	1,980,706	4,131,593	2,640,327	3,179,659
Transfers between subaccounts, net	23,445	(1,389)	386,056	(24,624,044)	495,659	(224,654)
Transfers for contract benefits and terminations	(21,103)	(6,092)	(1,755,987)	(2,169,807)	(2,443,630)	(2,335,492)

Net increase (decrease) from contract transactions	79,397	51,395	610,775	(22,662,258)	692,356	619,513

Net increase (decrease) in net assets	107,334	49,467	2,883,848	(24,507,504)	4,007,495	(1,941,851)
Net assets beginning of period	49,467	0	9,937,139	34,444,643	10,412,631	12,354,482

Net assets end of period	$156,801	$49,467	$12,820,987	$9,937,139	$14,420,126	$10,412,631

Units issued during the period	10,832	7,010	290,830	446,529	423,305	373,585
Units redeemed during the period	(2,324)	(1,375)	(239,055)	(2,551,157)	(333,507)	(298,697)

Net units issued (redeemed) during period	8,508	5,635	51,775	(2,104,628)	89,798	74,888

**	Commencement of operations
***	Termination of subaccount

See notes to financial statements.

Enterprise Mid-Cap Growth Portfolio		Enterprise Multi-Cap Growth Portfolio		Enterprise Managed Portfolio		Enterprise Small Company Growth Portfolio
For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(490)	$(2,716)	$(26,102)	$(22,642)	$414,116	$207,536	$(29,854)	$(23,389)
(13,052)	(15,125)	(386,351)	(742,893)	(5,201,420)	(13,907,274)	(248,872)	(505,326)

(4,946)	(187,560)	2,502,777	(1,987,857)	20,506,089	(8,611,163)	2,450,518	(1,800,438)

(18,488)	(205,401)	2,090,324	(2,753,392)	15,718,785	(22,310,901)	2,171,792	(2,329,153)

33,158	263,662	2,864,860	3,521,335	16,966,249	20,357,156	3,182,883	4,063,779
(580,860)	165,713	(11,006)	(375,841)	(1,182,841)	(3,544,098)	884,135	1,555,295
(27,649)	(102,369)	(1,880,768)	(1,659,902)	(15,875,529)	(17,872,469)	(1,973,667)	(1,770,613)

(575,351)	327,006	973,086	1,485,592	(92,121)	(1,059,411)	2,093,351	3,848,461

(593,839)	121,605	3,063,410	(1,267,800)	15,626,664	(23,370,312)	4,265,143	1,519,308
593,839	472,234	5,725,386	6,993,186	78,257,197	101,627,509	8,220,850	6,701,542

$0	$593,839	$8,788,796	$5,725,386	$93,883,861	$78,257,197	$12,485,993	$8,220,850

10,034	72,578	565,467	593,501	1,332,927	1,516,529	449,753	614,335
(122,012)	(21,355)	(413,615)	(367,407)	(1,226,346)	(1,464,598)	(227,707)	(260,117)

(111,978)	51,223	151,852	226,094	106,581	51,931	222,046	354,218

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Enterprise Small Company Value Portfolio		Enterprise Total Return Portfolio		Enterprise WorldWide Growth Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the period January 1, 2003 through February 28, 2003***	For the year ended December 31, 2002
From operations:
Net investment income (loss)	$(233,992)	$(107,462)	$579,228	$171,968	$(88)	$(507)
Net realized gain (loss)	(1,070,755)	(1,997,705)	442,947	289,269	(1,527)	(5,780)
Net change in unrealized appreciation (depreciation)	17,477,145	(2,622,770)	147,806	286,324	(6,215)	(28,233)

Net increase (decrease) in net assets from operations	16,172,398	(4,727,937)	1,169,981	747,561	(9,305)	(34,520)

Contract transactions:
Payments received from contract owners	10,869,523	12,336,748	5,810,003	556,267	12,618	94,631
Transfers between subaccounts, net	674,364	787,773	7,421,393	12,969,449	(124,883)	9,190
Transfers for contract benefits and terminations	(9,097,381)	(8,312,565)	(1,004,777)	(263,124)	(7,389)	(34,281)

Net increase (decrease) from contract transactions	2,446,506	4,811,956	12,226,619	13,262,592	(119,654)	69,540

Net increase (decrease) in net assets	18,618,904	84,019	13,396,600	14,010,153	(127,484)	35,020
Net assets beginning of period	43,120,316	43,036,297	14,010,153	0	127,484	92,464

Net assets end of period	$61,739,220	$43,120,316	$27,406,753	$14,010,153	$0	$127,484

Units issued during the period	812,601	1,076,684	1,240,613	1,748,057	3,562	14,475
Units redeemed during the period	(597,777)	(686,287)	(106,200)	(416,564)	(22,653)	(5,777)

Net units issued (redeemed) during period	214,824	390,397	1,134,413	1,331,493	(19,091)	8,698

**	Commencement of operations
***	Termination of subaccount

See notes to financial statements.

Enterprise Short Duration Bond Portfolio	MONY Series Fund, Inc. Diversified Portfolio		MONY Series Fund, Inc. Equity Growth Portfolio		MONY Series Fund, Inc. Equity Income Portfolio

For the period July 7, 2003** through December 31, 2003	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$201	$4,697	$13,875	$(1,839)	$371	$6,097	$6,935
(1)	(48,901)	44,668	(40,026)	(58,806)	(29,779)	13,482

(139)	289,982	(233,651)	250,710	(150,555)	140,899	(108,133)

61	245,778	(175,108)	208,845	(208,990)	117,217	(87,716)

17,661	60,088	56,900	38,528	41,844	24,181	26,962
		3,328	134	(5,228)	(8,202)	(7,979)

(1,396)	(94,315)	(87,849)	(54,940)	(57,883)	(51,214)	(70,749)

16,265	(34,227)	(27,621)	(16,278)	(21,267)	(35,235)	(51,766)

16,326	211,551	(202,729)	192,567	(230,257)	81,982	(139,482)
0	852,147	1,054,876	681,077	911,334	458,128	597,610

$16,326	$1,063,698	$852,147	$873,644	$681,077	$540,110	$458,128

1,778	1,375	1,378	670	708	438	452
(147)	(2,069)	(1,984)	(924)	(1,074)	(1,041)	(1,298)

1,631	(694)	(606)	(254)	(366)	(603)	(846)

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	MONY Series Fund, Inc. Government Securities Portfolio		MONY Series Fund, Inc. Intermediate Term Bond Portfolio		MONY Series Fund, Inc. Money Market Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002
From operations:
Net investment income (loss)	$316,974	$194,706	$586,468	$350,578	$359,426	$693,036
Net realized gain (loss)	220,495	130,357	178,419	69,323	0	0
Net change in unrealized appreciation (depreciation)	(373,943)	206,428	(382,401)	513,497	0	0

Net increase (decrease) in net assets from operations	163,526	531,491	382,486	933,398	359,426	693,036

Contract transactions:
Payments received from contract owners	4,914,960	2,849,272	2,045,163	1,862,609	22,039,251	144,458,962
Transfers between subaccounts, net	501,525	2,325,812	(151,834)	4,308,042	(15,583,262)	(15,511,277)
Transfers for contract benefits and terminations	(2,783,680)	(1,461,883)	(1,571,601)	(1,627,730)	(11,088,825)	(124,594,790)

Net increase (decrease) from contract transactions	2,632,805	3,713,201	321,728	4,542,921	(4,632,836)	4,352,895

Net increase (decrease) in net assets	2,796,331	4,244,692	704,214	5,476,319	(4,273,410)	5,045,931
Net assets beginning of period	10,528,227	6,283,535	12,180,895	6,704,576	49,222,123	44,176,192

Net assets end of period	$13,324,558	$10,528,227	$12,885,109	$12,180,895	$44,948,713	$49,222,123

Units issued during the period	558,593	569,703	243,489	719,371	2,783,651	14,156,280
Units redeemed during the period	(348,417)	(264,888)	(220,464)	(367,773)	(3,138,414)	(13,777,073)

Net units issued (redeemed) during period	210,176	304,815	23,025	351,598	(354,763)	379,207

**	Commencement of operations

See notes to financial statements.

MONY Series Fund, Inc. Long Term Bond Portfolio		AIM Basic Value Fund—Series I	AIM Mid Cap Core Equity Fund—Series I	Alger American Balanced Portfolio—Class O		Alger American Mid Cap Growth Portfolio—Class O
For the year ended December 31, 2003	For the year ended December 31, 2002	For the period July 7, 2003** through December 31, 2003	For the period July 2, 2003** through December 31, 2003	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002

$820,218	$1,844,320	$(22)	$(26)	$16,276	$2,105	$(2,818)	$(518)
230,659	636,315	121	290	50	(513)	50,564	(6,064)

(456,439)	756,676	4,882	1,662	144,587	(21,966)	827,684	(34,095)

594,438	3,237,311	4,981	1,926	160,913	(20,374)	875,430	(40,677)

3,203,887	4,425,277	64,907	25,554	573,063	412,001	1,524,642	390,935
1,804,502	(31,210,153)	12,305	1,808	169,673	160,020	1,219,267	168,670

(1,909,401)	(2,136,056)	(5,262)	(4,148)	(131,229)	(42,754)	(195,164)	(51,802)

3,098,988	(28,920,932)	71,950	23,214	611,507	529,267	2,548,745	507,803

3,693,426	(25,683,621)	76,931	25,140	772,420	508,893	3,424,175	467,126
11,903,499	37,587,120	0	0	508,893	0	467,126	0

$15,596,925	$11,903,499	$76,931	$25,140	$1,281,313	$508,893	$3,891,301	$467,126

439,774	788,254	7,234	2,660	79,145	60,414	314,580	68,370
(217,764)	(2,948,690)	(535)	(430)	(17,233)	(5,214)	(38,451)	(8,618)

222,010	(2,160,436)	6,699	2,230	61,912	55,200	276,129	59,752

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Dreyfus VIF Appreciation Portfolio—Initial Class		Dreyfus VIF International Value Portfolio—Initial Class		Dreyfus VIF Small Company Stock Portfolio—Initial Class
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period July 15, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:
Net investment income (loss)	$31,473	$30,450	$99,845	$49,136	$1,681	$2,739
Net realized gain (loss)	(65,452)	(645,165)	(6,413)	(11,185)	(44,965)	(44,131)
Net change in unrealized appreciation (depreciation)	483,817	(119,748)	2,847,504	(593,946)	544,675	(134,182)

Net increase (decrease) in net assets from operations	449,838	(734,463)	2,940,936	(555,995)	501,391	(175,574)

Contract transactions:
Payments received from contract owners	404,630	818,187	1,415,698	13,143	76,858	585,218
Transfers between subaccounts, net	(24,838)	1,709,254	576,419	6,334,918	78,696	34,641
Transfers for contract benefits and terminations	(820,846)	(1,487,703)	(279,180)	(89,947)	(250,808)	(62,948)

Net increase (decrease) from contract transactions	(441,054)	1,039,738	1,712,937	6,258,114	(95,254)	556,911

Net increase (decrease) in net assets	8,784	305,275	4,653,873	5,702,119	406,137	381,337
Net assets beginning of period	2,466,075	2,160,800	5,702,119	0	1,298,597	917,260

Net assets end of period	$2,474,859	$2,466,075	$10,355,992	$5,702,119	$1,704,734	$1,298,597

Units issued during the period	40,896	369,620	273,572	729,449	21,018	125,979
Units redeemed during the period	(79,191)	(309,372)	(36,253)	(14,492)	(33,238)	(61,136)

Net units issued (redeemed) during period	(38,295)	60,248	237,319	714,957	(12,220)	64,843

**	Commencement of operations.

See notes to financial statements.

Dreyfus Socially Responsible Growth Fund—Initial Class		Dreyfus Stock Index Portfolio—Initial Class		Dreyfus IP Small Cap Stock Index Portfolio—Service Class		Fidelity VIP Growth Portfolio—Initial Class
For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period August 16, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(2,355)	$(976)	$685,543	$656,214	$10,474	$4,739	$17,003	$3,119
(61,631)	(172,462)	(2,202,353)	(6,835,841)	50,281	(1,616)	26,784	(481,641)

302,123	(218,955)	14,153,675	(7,489,447)	1,736,716	(119,561)	2,331,932	(197,189)

238,137	(392,393)	12,636,865	(13,669,074)	1,797,471	(116,438)	2,375,719	(675,711)

452,478	927,957	7,377,797	12,555,007	1,146,312	5,700	1,960,486	138,280
(14,054)	(228,693)	(1,864,396)	(6,033,180)	627,092	3,353,562	637,780	5,730,591

(256,519)	(605,821)	(6,487,331)	(6,916,621)	(178,417)	(50,447)	(507,540)	(765,561)

181,905	93,443	(973,930)	(394,794)	1,594,987	3,308,815	2,090,726	5,103,310

420,042	(298,950)	11,662,935	(14,063,868)	3,392,458	3,192,377	4,466,445	4,427,599
861,074	1,160,024	44,356,331	58,420,199	3,192,377	0	5,737,243	1,309,644

$1,281,116	$861,074	$56,019,266	$44,356,331	$6,584,835	$3,192,377	$10,203,688	$5,737,243

85,595	286,824	1,239,124	2,432,766	213,252	392,735	468,635	1,234,698
(56,584)	(277,435)	(1,218,496)	(2,448,812)	(21,480)	(6,084)	(144,884)	(431,468)

29,011	9,389	20,628	(16,046)	191,772	386,651	323,751	803,230

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Fidelity VIP Growth Portfolio—Service Class		Fidelity VIP II Asset Manager Portfolio—Initial Class		Fidelity VIP II ContraFund Portfolio—Initial Class
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:
Net investment income (loss)	$(19,445)	$(21,584)	$156,571	$192,613	$25,578	$47,082
Net realized gain (loss)	(376,799)	(582,292)	(35,900)	(325,616)	(46,140)	(367,572)
Net change in unrealized appreciation (depreciation)	2,293,596	(1,680,714)	633,687	(299,884)	1,680,945	(195,931)

Net increase (decrease) in net assets from operations	1,897,352	(2,284,590)	754,358	(432,887)	1,660,383	(516,421)

Contract transactions:
Payments received from contract owners	2,009,105	2,627,829	308,919	42,219	5,321,735	725,449
Transfers between subaccounts, net	160,096	6,619	15,974	(364,370)	289,918	1,178,559
Transfers for contract benefits and terminations	(1,278,067)	(1,370,775)	(208,834)	(202,789)	(578,746)	(894,260)

Net increase (decrease) from contract transactions	891,134	1,263,673	116,059	(524,940)	5,032,907	1,009,748

Net increase (decrease) in net assets	2,788,486	(1,020,917)	870,417	(957,827)	6,693,290	493,327
Net Assets beginning of year	5,583,127	6,604,044	4,193,827	5,151,654	5,194,305	4,700,978

Net Assets end of year	$8,371,613	$5,583,127	$5,064,244	$4,193,827	$11,887,595	$5,194,305

Units issued during the year	400,449	456,274	49,507	417,422	640,822	845,781
Units redeemed during the year	(264,488)	(280,018)	(37,965)	(476,781)	(125,640)	(727,393)

Net units issued (redeemed) during year	135,961	176,256	11,542	(59,359)	515,182	118,388

See notes to financial statements.

Fidelity VIP II ContraFund Portfolio—Service Class		Fidelity VIP III Growth Opportunities Portfolio—Initial Class		Fidelity VIP III Growth Opportunities Portfolio—Service Class		Fidelity VIP III Growth & Income Portfolio—Initial Class
For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(9,762)	$11,595	$1,076	$2,112	$2,190	$4,131	$89,768	$116,713
(86,118)	(216,460)	11,138	(64,648)	(46,929)	(79,336)	(208,749)	(1,308,281)

1,990,108	(477,316)	32,164	61	367,335	(208,576)	1,860,408	(319,020)

1,894,228	(682,181)	44,378	(62,475)	322,596	(283,781)	1,741,427	(1,510,588)

2,000,893	2,353,708	62,809	85,937	419,048	540,290	861,095	360,568
340,912	383,914	10,282	(78,504)	18,682	79,835	405,748	(1,001,571)

(1,476,844)	(1,421,862)	(48,525)	(13,077)	(331,338)	(321,543)	(422,156)	(609,981)

864,961	1,315,760	24,566	(5,644)	106,392	298,582	844,687	(1,250,984)

2,759,189	633,579	68,944	(68,119)	428,988	14,801	2,586,114	(2,761,572)
6,407,404	5,773,825	128,585	196,704	1,033,009	1,018,208	7,014,119	9,775,691

$9,166,593	$6,407,404	$197,529	$128,585	$1,461,997	$1,033,009	$9,600,233	$7,014,119

320,693	365,057	29,328	58,350	77,857	100,777	305,505	953,791
(223,359)	(216,661)	(25,084)	(62,890)	(60,746)	(61,500)	(204,546)	(1,108,538)

97,334	148,396	4,244	(4,540)	17,111	39,277	100,959	(154,747)

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Franklin Income Securities Fund—Class 2	Franklin Rising Dividends Securities Fund—Class 2	Franklin Zero Coupon 2010 Fund—Class 2	INVESCO VIF Financial Services Portfolio
	For the period July 7, 2003** through December 31, 2003	For the period July 7, 2003** through December 31, 2003	For the period August 12, 2003** through December 31, 2003	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002

From operations:
Net investment income (loss)	$(33)	$(21)	$(4)	$547	$364
Net realized gain (loss)	161	45	(1)	(1,583)	(982)
Net change in unrealized appreciation (depreciation)	3,760	1,976	90	37,135	(5,297)

Net increase (decrease) in net assets from operations	3,888	2,000	85	36,099	(5,915)

Contract transactions:
Payments received from contract owners	68,851	37,198	4,087	112,212	83,503
Transfers between subaccounts, net	1,572	675	8,228	22,493	10,452
Transfers for contract benefits and terminations	(4,414)	(2,615)	(470)	(37,015)	(15,220)

Net increase (decrease) from contract transactions	66,009	35,258	11,845	97,690	78,735

Net increase (decrease) in net assets	69,897	37,258	11,930	133,789	72,820
Net assets beginning of period	0	0	0	72,820	0

Net assets end of period	$69,897	$37,258	$11,930	$206,609	$72,820

Units issued during the period	6,648	3,544	1,220	14,098	10,417
Units redeemed during the period	(439)	(260)	(55)	(4,086)	(2,098)

Net units issued (redeemed) during period	6,209	3,284	1,165	10,012	8,319

**	Commencement of operations

See notes to financial statements.

INVESCO VIF Health Sciences Portfolio		INVESCO VIF Telecommunications Portfolio		Janus Aspen Series Mid Cap Growth Portfolio Institutional Class		Janus Aspen Series Balanced Portfolio—Institutional Class
For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(826)	$(189)	$(159)	$(45)	$(22,987)	$(18,410)	$101,942	$94,655
(938)	(3,040)	(851)	(1,981)	(266,114)	(1,827,629)	(43,362)	(59,391)
64,964	(10,675)	14,917	(2,634)	2,714,879	(473,376)	640,738	(324,662)

63,200	(13,904)	13,907	(4,660)	2,425,778	(2,319,415)	699,318	(289,398)

198,723	157,463	46,144	37,820	2,649,448	4,199,589	1,648,487	1,859,311
38,649	1,755	718	95	61,265	(408,368)	256,044	620,616
(57,212)	(28,232)	(19,660)	(7,609)	(1,941,778)	(1,959,902)	(1,148,084)	(1,085,498)

180,160	130,986	27,202	30,306	768,935	1,831,319	756,447	1,394,429

243,360	117,082	41,109	25,646	3,194,713	(488,096)	1,455,765	1,105,031
117,082	0	25,646	0	6,585,221	7,073,317	4,646,386	3,541,355

$360,442	$117,082	$66,755	$25,646	$9,779,934	$6,585,221	$6,102,151	$4,646,386

28,228	19,171	7,158	5,856	788,940	1,473,519	228,818	274,547
(7,848)	(4,761)	(3,237)	(1,706)	(631,767)	(1,095,601)	(149,311)	(127,164)

20,380	14,410	3,921	4,150	157,173	377,918	79,507	147,383

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Janus Aspen Series Capital Appreciation Portfolio— Service Class		Janus Aspen Series Capital Appreciation Portfolio— Institutional Class		Janus Aspen Series Flexible Income Portfolio— Service Class		Janus Aspen Series Flexible Income Portfolio— Institutional Class
	For the year ended December 31, 2003	For the period February 6, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:

Net investment income (loss)	$(478)	$69	$9,623	$12,495	$13,311	$3,678	$280,474	$393,338

Net realized gain (loss)	(2,189)	(1,417)	(372,533)	(1,192,194)	2,825	240	562,112	167,618

Net change in unrealized appreciation (depreciation)	109,586	(12,491)	2,190,410	(330,173)	1,831	5,196	(396,276)	330,296

Net increase (decrease) in net assets from operations	106,919	(13,839)	1,827,500	(1,509,872)	17,967	9,114	446,310	891,252

Contract transactions:

Payments received from contract owners	353,280	417,208	2,503,527	3,371,156	274,959	195,875	1,126,188	163,738

Transfers between subaccounts, net	4,553	36,232	438,584	(980,146)	32,564	19,142	(6,049,745)	3,773,517

Transfers for contract benefits and terminations	(117,379)	(45,070)	(1,789,279)	(1,646,772)	(76,097)	(22,465)	(419,937)	(373,120)

Net increase (decrease) from contract transactions	240,454	408,370	1,152,832	744,238	231,426	192,552	(5,343,494)	3,564,135

Net increase (decrease) in net assets	347,373	394,531	2,980,332	(765,634)	249,393	201,666	(4,897,184)	4,455,387

Net assets beginning of period	394,531	0	7,843,921	8,609,555	201,666	0	10,867,979	6,412,592

Net assets end of period	$741,904	$394,531	$10,824,253	$7,843,921	$451,059	$201,666	$5,970,795	$10,867,979

Units issued during the period	39,102	50,608	599,971	611,018	22,298	21,152	177,316	521,542

Units redeemed during the period	(13,698)	(6,036)	(388,124)	(521,005)	(8,655)	(2,603)	(592,552)	(222,631)

Net units issued (redeemed) during period	25,404	44,572	211,847	90,013	13,643	18,549	(415,236)	298,911

**	Commencement of operations

See notes to financial statements.

Janus Aspen Series International Growth Portfolio— Service Class		Janus Aspen Series International Growth Portfolio— Institutional Class		Janus Aspen Series Mid Cap Value Portfolio— Service Class		Janus Aspen Series WorldWide Growth Portfolio— Institutional Class		Lord Abbett Bond- Debenture Portfolio— Class VC
For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002

$4,262	$1,029	$18,255	$12,377	$2,237	$0	$117,372	$99,789	$20,272	$3,516

(10,139)	(4,027)	(90,268)	(361,467)	(18,624)	(17,735)	(1,135,200)	(1,828,256)	6,684	605

226,538	(38,733)	565,570	(53,330)	678,224	(451,505)	4,203,760	(2,836,660)	30,816	2,089

220,661	(41,731)	493,557	(402,420)	661,837	(469,240)	3,185,932	(4,565,127)	57,772	6,210

560,519	384,715	265,906	227,119	260,615	689,412	3,516,193	4,267,951	252,143	199,588

57,161	34,756	62,317	232,821	90,482	1,134,645	(1,319,355)	(698,850)	130,102	10,354

(140,676)	(45,142)	(181,910)	(147,041)	(93,468)	(55,122)	(2,442,329)	(2,370,386)	(69,176)	(21,124)

477,004	374,329	146,313	312,899	257,629	1,768,935	(245,491)	1,198,715	313,069	188,818

697,665	332,598	639,870	(89,521)	919,466	1,299,695	2,940,441	(3,366,412)	370,841	195,028

332,598	0	1,201,619	1,291,140	1,303,117	3,422	13,925,169	17,291,581	195,028	0

$1,030,263	$332,598	$1,841,489	$1,201,619	$2,222,583	$1,303,117	$16,865,610	$13,925,169	$565,869	$195,028

74,353	48,215	89,440	381,473	51,141	191,878	681,121	1,712,630	33,533	20,771

(19,926)	(6,667)	(61,473)	(340,235)	(12,961)	(8,532)	(736,104)	(1,543,569)	(6,877)	(2,582)

54,427	41,548	27,967	41,238	38,180	183,346	(54,983)	169,061	26,656	18,189

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Lord Abbett Growth & Income Portfolio—Class VC		Lord Abbett Mid-Cap Value Portfolio—Class VC		MFS Mid-Cap Growth Portfolio—Initial Class
	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002

From operations:
Net investment income (loss)	$9,173	$2,838	$38,349	$21,378	$(1,408)	$(332)
Net realized gain (loss)	(3,935)	(5,028)	106,967	(13,906)	(3,346)	(11,234)
Net change in unrealized appreciation (depreciation)	404,129	(28,750)	1,657,354	(46,189)	130,524	(19,059)

Net increase (decrease) in net assets from operations	409,367	(30,940)	1,802,670	(38,717)	125,770	(30,625)

Contract transactions:
Payments received from contract owners	945,350	492,557	2,206,372	596,194	329,519	286,148
Transfers between subaccounts, net	661,671	240,614	1,862,595	3,537,923	43,560	(5,958)
Transfers for contract benefits and terminations	(263,240)	(64,736)	(487,805)	(121,086)	(93,299)	(29,082)

Net increase (decrease) from contract transactions	1,343,781	668,435	3,581,162	4,013,031	279,780	251,108

Net increase (decrease) in net assets	1,753,148	637,495	5,383,832	3,974,314	405,550	220,483
Net assets beginning of period	637,495	0	3,974,314	0	220,483	0

Net assets end of period	$2,390,643	$637,495	$9,358,146	$3,974,314	$626,033	$220,483

Units issued during the period	173,468	85,316	483,577	496,424	50,161	41,098
Units redeemed during the period	(32,627)	(9,909)	(84,766)	(46,185)	(13,579)	(7,198)

Net units issued (redeemed) during period	140,841	75,407	398,811	450,239	36,582	33,900

**	Commencement of operations

See notes to financial statements.

MFS New Discovery Portfolio—Initial Class		MFS Total Return Portfolio— Initial Class		MFS Utilities Portfolio—Initial Class		UIF Equity Growth Portfolio—Class I
For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$(885)	$(262)	$21,716	$328	$1,828	$154	$0	$324
5,680	(2,561)	11,758	(3,319)	2,226	(1,236)	6,165	(145,798)

111,049	(20,722)	235,514	(3,384)	39,578	255	34,332	23,047

115,844	(23,545)	268,988	(6,375)	43,632	(827)	40,497	(122,427)

207,626	206,160	926,949	682,969	153,634	45,525	70,937	130,599

241,845	48,955	610,537	56,455	69,865	7,521	(30,173)	(181,303)

(67,681)	(27,778)	(276,573)	(59,929)	(32,463)	(7,818)	(55,734)	(86,930)

381,790	227,337	1,260,913	679,495	191,036	45,228	(14,970)	(137,634)

497,634	203,792	1,529,901	673,120	234,668	44,401	25,527	(260,061)
203,792	0	673,120	0	44,401	0	162,591	422,652

$701,426	$203,792	$2,203,021	$673,120	$279,069	$44,401	$188,118	$162,591

54,758	34,539	173,105	86,159	23,879	6,456	23,250	110,278

(13,465)	(7,612)	(44,144)	(15,985)	(5,637)	(1,333)	(25,320)	(134,825)

41,293	26,927	128,961	70,174	18,242	5,123	(2,070)	(24,547)

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	UIF Emerging Markets Equity Portfolio—Class I		UIF Emerging Markets Debt Portfolio—Class I		UIF Core Plus Fixed Income Portfolio—Class I
	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002
From operations:
Net investment income (loss)	$(701)	$(153)	$0	$9,728	$3,634	$207,046
Net realized gain (loss)	(662)	(579)	10,727	17	68,233	128,354
Net change in unrealized appreciation (depreciation)	96,568	(8,992)	38,035	727	201,117	42,625

Net increase (decrease) in net assets from operations	95,205	(9,724)	48,762	10,472	272,984	378,025

Contract transactions:
Payments received from contract owners	141,062	131,471	26,863	15,353	179,114	646,173
Transfers between subaccounts, net	26,087	3,790	33,335	119,299	136,924	128,271
Transfers for contract benefits and terminations	(47,946)	(17,683)	(23,528)	(546)	(298,908)	(99,677)

Net increase (decrease) from contract transactions	119,203	117,578	36,670	134,106	17,130	674,767

Net increase (decrease) in net assets	214,408	107,854	85,432	144,578	290,114	1,052,792
Net assets beginning of period	107,854	0	144,578	0	5,896,450	4,843,658

Net assets end of period	$322,262	$107,854	$230,010	$144,578	$6,186,564	$5,896,450

Units issued during the period	17,511	14,444	7,887	14,078	26,267	81,037
Units redeemed during the period	(5,283)	(2,258)	(4,464)	(58)	(25,054)	(27,701)

Net units issued (redeemed) during period	12,228	12,186	3,423	14,020	1,213	53,336

**	Commencement of operations

See notes to financial statements.

UIF Global Value Equity Portfolio—Class I		UIF U.S. Real Estate Portfolio—Class I		UIF Value Portfolio—Class I		Oppenheimer Global Securities Portfolio—Service Class	Oppenheimer Main Street Portfolio—Service Class
For the year ended December 31, 2003	For the period February 20, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the period June 23, 2003** through December 31, 2003	For the period June 27, 2003** through December 31, 2003

$(550)	$828	$(3,075)	$37,478	$0	$2,875	$(101)	$(45)
2,292	368	(12,923)	19,893	28,583	(83,526)	126	48

54,566	(9,152)	537,782	(45,321)	148,547	2,822	15,375	4,456

56,308	(7,956)	521,784	12,050	177,130	(77,829)	15,400	4,459

123,933	99,438	788,258	343,213	130,007	98,930	131,950	68,210
34,827	9,746	280,957	910,159	296,651	90,048	15,273	63

(36,686)	(9,819)	(248,165)	(49,902)	(43,231)	(20,348)	(9,542)	(4,479)

122,074	99,365	821,050	1,203,470	383,427	168,630	137,681	63,794

178,382	91,409	1,342,834	1,215,520	560,557	90,801	153,081	68,253
91,409	0	1,215,520	0	259,895	169,094	0	0

$269,791	$91,409	$2,558,354	$1,215,520	$820,452	$259,895	$153,081	$68,253

21,536	12,199	118,462	151,594	73,184	41,915	12,946	6,398
(7,718)	(1,314)	(51,333)	(20,844)	(36,488)	(28,545)	(897)	(427)

13,818	10,885	67,129	130,750	36,696	13,370	12,049	5,971

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	PBHG Mid-Cap Value Portfolio		PBHG Select Value Portfolio		PIMCO Global Bond Portfolio—Administrative Class
	For the year ended December 31, 2003	For the period February 7, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002
From operations:
Net investment income (loss)	$(3,266)	$(871)	$9,736	$1,855	$20,951	$5,232
Net realized gain (loss)	(4,002)	(2,603)	(4,913)	(2,095)	62,909	6,112
Net change in unrealized appreciation (depreciation)	307,614	(25,583)	72,951	(37,693)	69,529	39,185

Net increase (decrease) in net assets from operations	300,346	(29,057)	77,774	(37,933)	153,389	50,529

Contract transactions:
Payments received from contract owners	672,318	653,624	271,862	304,348	1,080,923	552,460
Transfers between subaccounts, net	48,777	38,375	20,161	(1,108)	(164,249)	192,704
Transfers for contract benefits and terminations	(201,317)	(71,800)	(63,076)	(23,282)	(314,530)	(71,072)

Net increase (decrease) from contract transactions	519,778	620,199	228,947	279,958	602,144	674,092

Net increase (decrease) in net assets	820,124	591,142	306,721	242,025	755,533	724,621
Net assets beginning of period	591,142	0	242,025	0	724,621	0

Net assets end of period	$1,411,266	$591,142	$548,746	$242,025	$1,480,154	$724,621

Units issued during the period	77,453	78,254	36,629	33,846	126,293	72,704
Units redeemed during the period	(24,652)	(10,859)	(8,661)	(3,564)	(77,955)	(10,818)

Net units issued (redeemed) during period	52,801	67,395	27,968	30,282	48,338	61,886

**	Commencement of operations

See notes to financial statements.

PIMCO Real Return Portfolio—Administrative Class		PIMCO StocksPLUS Growth & Income Portfolio— Administrative Class		T. Rowe Price Equity Income Portfolio		T. Rowe Price International Stock Portfolio
For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the period February 8, 2002** through December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$168,075	$40,607	$27,803	$11,379	$696,592	$385,749	$37,387	$20,250
263,963	17,702	(12,181)	(11,799)	(284,558)	(288,072)	(63,660)	(333,258)

136,167	80,261	353,511	(47,418)	9,724,812	(1,405,309)	814,482	81,231

568,205	138,570	369,133	(47,838)	10,136,846	(1,307,632)	788,209	(231,777)

6,119,383	1,057,692	1,015,685	920,100	5,699,671	4,657,439	1,476,121	803,255
388,548	2,035,594	127,487	(31,517)	1,220,863	26,834,499	384,184	(90,883)

(751,648)	(178,008)	(224,761)	(79,911)	(2,145,416)	(1,246,801)	(344,186)	(232,167)

5,756,283	2,915,278	918,411	808,672	4,775,118	30,245,137	1,516,119	480,205

6,324,488	3,053,848	1,287,544	760,834	14,911,964	28,937,505	2,304,328	248,428
3,053,848	0	760,834	0	33,388,711	4,451,206	1,901,401	1,652,973

$9,378,336	$3,053,848	$2,048,378	$760,834	$48,300,675	$33,388,711	$4,205,729	$1,901,401

638,468	312,830	127,208	107,723	703,505	3,062,577	232,616	214,639
(140,669)	(41,865)	(30,296)	(17,317)	(218,728)	(255,419)	(52,662)	(139,603)

497,799	270,965	96,912	90,406	484,777	2,807,158	179,954	75,036

MONY AMERICA

Variable Account L

STATEMENT OF CHANGES IN NET ASSETS (continued)

	T. Rowe Price Limited Term Bond Portfolio		T. Rowe Price New America Growth Portfolio		T. Rowe Price Personal Strategy Balanced Portfolio
	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

From operations:
Net investment income (loss)	$48,808	$14,130	$0	$0	$26,335	$30,976
Net realized gain (loss)	13,089	234	(50,947)	(123,146)	14,305	(126,180)
Net change in unrealized appreciation (depreciation)	(10,370)	7,857	184,693	(83,627)	227,510	(223)

Net increase (decrease) in net assets from operations	51,527	22,221	133,746	(206,773)	268,150	(95,427)

Contract transactions:
Payments received from contract owners	824,590	199,438	69,392	80,857	296,735	778,446
Transfers between subaccounts, net	16,027	758,147	63,513	(136,528)	94,039	(711,404)
Transfers for contract benefits and terminations	(294,464)	(28,541)	(162,896)	(61,674)	(288,337)	(485,596)

Net increase (decrease) from contract transactions	546,153	929,044	(29,991)	(117,345)	102,437	(418,554)

Net increase (decrease) in net assets	597,680	951,265	103,755	(324,118)	370,587	(513,981)
Net assets beginning of year	984,166	32,901	440,071	764,189	1,089,569	1,603,550

Net assets end of year	$1,581,846	$984,166	$543,826	$440,071	$1,460,156	$1,089,569

Units issued during the year	101,589	97,627	20,498	33,670	59,018	207,075
Units redeemed during the year	(59,180)	(22,080)	(25,738)	(48,708)	(51,503)	(243,378)

Net units issued (redeemed) during year	42,409	75,547	(5,240)	(15,038)	7,515	(36,303)

See notes to financial statements.

T. Rowe Price Prime Reserve Portfolio		Van Eck Hard Assets Fund		Van Eck WorldWide Bond Fund		Van Eck WorldWide Emerging Markets Fund
For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002	For the year ended December 31, 2003	For the year ended December 31, 2002

$28,992	$12,906	$766	$372	$2,048	$0	$96	$213
0	0	14,149	(6,049)	10,399	5,569	29,839	(4,043)

0	0	1,744	9,978	8,447	11,861	10,397	2,045

28,992	12,906	16,659	4,301	20,894	17,430	40,332	(1,785)

929,942	1,405,255	31,218	42,467	13,842	18,316	23,126	24,687
2,102,202	676,757	15,421	94,504	28,021	1,007	72,097	(51,815)

(735,861)	(137,971)	(134,137)	(19,193)	(45,129)	(15,577)	(47,367)	(9,124)

2,296,283	1,944,041	(87,498)	117,778	(3,266)	3,746	47,856	(36,252)

2,325,275	1,956,947	(70,839)	122,079	17,628	21,176	88,188	(38,037)
2,260,636	303,689	159,451	37,372	99,762	78,586	69,450	107,487

$4,585,911	$2,260,636	$88,612	$159,451	$117,390	$99,762	$157,638	$69,450

428,489	166,850	11,008	25,634	7,363	9,045	62,795	13,589
(232,460)	0	(21,159)	(12,927)	(7,397)	(8,700)	(56,426)	(20,372)

196,029	166,850	(10,151)	12,707	(34)	345	6,369	(6,783)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS

1.  Organization and Business

MONY America Variable Account L (the “Variable Account”) is a separate investment account established on February 19, 1985, by MONY Life Insurance Company of America (“MONY America”), under the laws of the State of Arizona.

The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). The Variable Account holds assets that are segregated from all of MONY America’s other assets and, at present, is used to support Flexible Premium Variable Life Insurance policies, which include MONY Variable Life (Strategist), MONY Corporate Sponsored Variable Universal Life (CSVUL), Variable Universal Life (MONY Equity Master, MONY Custom Equity Master, MONY Custom Estate Master and MONY Variable Universal Life), and Survivorship Variable Universal Life, collectively, the “Variable Life Insurance Policies”. These policies are issued by MONY America, which is a wholly-owned subsidiary of MONY Life Insurance Company (“MONY”).

There are eighty-five MONY America Life subaccounts within the Variable Account, each of which invests only in a corresponding portfolio of the MONY Series Fund, Inc. (the “Fund”), the Enterprise Accumulation Trust (“Enterprise”), Alger American Fund, Invesco Variable Investment Funds, Lord Abbett Series Fund, MFS Variable Insurance Trust, PIMCO Variable Insurance Trust, PBHG Insurance Series Fund, The Universal Institutional Funds, Janus Aspen Series, AIM Variable Insurance Funds, Oppenheimer Variable Account Funds, Franklin Templeton Variable Insurance Products Trust, Dreyfus Investment Portfolios, Fidelity Variable Insurance Products, Dreyfus Variable Investment Fund, Dreyfus Stock Index Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Van Eck Worldwide Insurance Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., or T. Rowe Price Fixed Income Series, Inc., (collectively the “Funds”). The Funds are registered under the 1940 Act as open-end, management investment companies. The Fund and Enterprise are affiliated with MONY America.

During the year ended December 31, 2003, the Variable Account combined all subaccounts investing in the same class of the same portfolio of the Funds. The financial statements for the years ended December 31, 2003 and 2002 are presented for each portfolio of the Funds rather than each Variable Life Insurance Policy as if the subaccounts were combined on January 1, 2002. Combining these subaccounts had no effect on the net assets of the subaccounts or the unit values of the Variable Life Insurance Policies.

These financial statements should be read in conjunction with the financial statements and footnotes of the Funds, which were distributed by MONY America to the policyholders.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investments:

The investment in shares of each of the respective Funds’ portfolios is stated at value which is the net asset value of the respective portfolio, as reported by such portfolio. Net asset values are based upon market or fair valuations of the securities held in each of the corresponding portfolios of the Funds. For the Money Market Portfolio, the net asset value is based on the amortized cost of the securities held, which approximates market value.

Investment Transactions and Investment Income:

Investments in the portfolios of the Funds are recorded on the trade date. Realized gains and losses on redemption of investments in the portfolios of the Funds are determined on the identified cost basis. Dividend income and distributions of net

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

realized gains are recorded on the ex-dividend date. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds.

Taxes:

MONY America is currently taxed as a life insurance company and will include the Variable Account’s operations in its tax return. MONY America does not expect, based on current tax law, to incur any income tax burden upon the earnings or realized capital gains attributable to the Variable Account. Based on this expectation, no charges are currently being deducted from the Variable Account for federal income tax purposes.

3.  Related Party Transactions

MONY America is the legal owner of the assets held by the Variable Account.

Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the cash value of the contract to compensate MONY America. A surrender charge may be imposed by MONY America when a full or partial surrender is requested by the policyholders. These deductions are treated as contractholder redemptions by the Variable Account. The amount deducted for the Variable Account for the year ended December 31, 2003 aggregated $87,598,301.

MONY America receives from the Variable Account the amounts deducted for mortality and expense risks at an annual rate of 0% to 0.75% of average daily net assets of each of the MONY America Life subaccounts. As investment adviser to the Fund, it receives amounts paid by the Fund for those services.

Enterprise Capital Management, Inc., a wholly-owned subsidiary of MONY, acts as investment adviser to the portfolios of Enterprise, and it receives amounts paid by Enterprise for those services.

MONY and MONY America receive fees directly from certain Funds for maintaining and servicing policyholders’ accounts. During the period ended December 31, 2003, MONY America received $378,102 in aggregate from certain Funds in connection with MONY America Life subaccounts.

On September 17, 2003, the MONY Group, Inc. (“MONY Group”, the ultimate parent of MONY and MONY America) entered into an Agreement and Plan of Merger with AXA Financial, Inc. (“AXA Financial”), and AIMA Acquisition Co. (“AIMA”), which was subsequently amended on February 22, 2004 (hereafter referred to collectively as the “AXA Agreement”), pursuant to which MONY Group will become a wholly owned subsidiary of AXA Financial. The acquisition contemplated by the AXA Agreement is subject to various regulatory approvals and other customary conditions, including the approval of MONY Group’s shareholders. A special meeting of MONY Group’s shareholders is scheduled for May 18, 2004 to vote on the proposed acquisition of MONY Group by AXA Financial. The transaction is expected to close in the second quarter of 2004.

On January 13, 2004 and February 4, 2004 the Board of Trustees of Enterprise and the Board of Directors of the Fund (collectively “the Trusts”), respectively, approved resolutions to merge the Trusts into the EQ Advisors Trust, a registered investment company managed by the Equitable Life Assurance Society of the United States, a subsidiary of AXA Financial. These mergers are subject to the approvals of the shareholders of each of the Trusts and are conditional upon completion of the proposed acquisition of MONY Group by AXA Financial.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions

Cost of shares acquired and the proceeds from redemption of shares by each subaccount during the year ended December 31, 2003 were as follows:

MONY America Variable Account L Subaccounts:	Cost of Shares Acquired	Proceeds from Shares Redeemed
Enterprise Balanced Portfolio	$101,379	$29,726
Enterprise Capital Appreciation Portfolio	1,581,465	945,703
Enterprise Equity Portfolio	6,210,064	5,286,092
Enterprise Emerging Countries Portfolio	14,166	11,707
Enterprise Equity Income Portfolio	1,198,345	415,229
Enterprise Growth & Income Portfolio	2,579,564	1,245,745
Enterprise Growth Portfolio	8,789,705	3,658,990
Enterprise Global Socially Responsive Portfolio	85,114	6,085
Enterprise High-Yield Portfolio	2,891,468	2,340,599
Enterprise International Growth Portfolio	2,081,677	1,933,409
Enterprise Mid-Cap Growth Portfolio	40,217	28,677
Enterprise Multi-Cap Growth Portfolio	2,049,033	1,103,858
Enterprise Managed Portfolio	8,988,558	10,298,060
Enterprise Small Company Growth Portfolio	3,266,518	1,205,198
Enterprise Small Company Value Portfolio	7,892,598	5,755,472
Enterprise Total Return Portfolio	13,204,268	981,620
Enterprise WorldWide Growth Portfolio	14,571	4,835
Enterprise Short Duration Bond Portfolio	16,767	516
MONY Series Fund, Inc. Diversified Portfolio	32,981	73,303
MONY Series Fund, Inc. Equity Growth Portfolio	27,063	48,251
MONY Series Fund, Inc. Equity Income Portfolio	15,234	53,545
MONY Series Fund, Inc. Government Securities Portfolio	6,052,221	3,456,687
MONY Series Fund, Inc. Intermediate Term Bond Portfolio	2,777,853	2,479,581
MONY Series Fund, Inc. Money Market Portfolio	26,528,302	31,231,314
MONY Series Fund, Inc. Long Term Bond Portfolio	5,183,009	2,125,599
AIM Basic Value Fund—Series I	74,078	2,170
AIM Mid Cap Core Equity Fund—Series I	26,026	2,838
Alger American Balanced Portfolio—Class O	676,189	66,660
Alger American Mid Cap Growth Portfolio—Class O	2,782,621	236,789
Dreyfus VIF Appreciation Portfolio—Initial Class	423,270	864,324
Dreyfus VIF International Value Portfolio—Initial Class	2,011,416	298,480
Dreyfus VIF Small Company Stock Portfolio—Initial Class	187,128	282,383
Dreyfus Socially Responsible Growth Fund—Initial Class	336,561	158,576
Dreyfus Stock Index Portfolio—Initial Class	7,502,865	8,532,988
Dreyfus IP Small Cap Stock Index Portfolio—Service Class	1,784,931	190,027
Fidelity VIP Growth Portfolio—Initial Class	2,908,333	817,607
Fidelity VIP Growth Portfolio—Service Class	1,580,726	723,494
Fidelity VIP II Asset Manager Portfolio—Initial Class	438,628	322,569

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions (continued)

MONY America Variable Account L Subaccounts:	Cost of Shares Acquired	Proceeds from Shares Redeemed

Fidelity VIP II ContraFund Portfolio—Initial Class	$5,924,260	$891,353

Fidelity VIP II Contrafund Portfolio—Service Class	1,765,644	938,124

Fidelity VIP III Growth Opportunities Portfolio—Initial Class	173,229	148,664

Fidelity VIP III Growth Opportunities Portfolio—Service Class	321,895	220,746

Fidelity VIP III Growth & Income Portfolio—Initial Class	2,391,745	1,547,057

Franklin Income Securities Fund—Class 2	67,579	1,603

Franklin Rising Dividends Securities Fund—Class 2	36,025	787

Franklin Zero Coupon 2010 Fund—Class 2	12,201	360

INVESCO VIF Financial Services Portfolio	114,282	17,012

INVESCO VIF Health Sciences Portfolio	208,551	29,253

INVESCO VIF Telecommunications Portfolio	39,481	12,446

Janus Aspen Series Mid Cap Growth Portfolio—Institutional Class	2,253,627	1,509,313

Janus Aspen Series Balanced Portfolio—Institutional Class	1,354,737	620,677

Janus Aspen Series Capital Appreciation Portfolio—Service Class	276,500	38,084

Janus Aspen Series Capital Appreciation Portfolio—Institutional Class	2,706,208	1,593,095

Janus Aspen Series Flexible Income Portfolio—Service Class	263,009	32,771

Janus Aspen Series Flexible Income Portfolio—Institutional Class	2,229,439	7,572,932

Janus Aspen Series International Growth Portfolio—Service Class	513,571	38,799

Janus Aspen Series International Growth Portfolio—Institutional Class	460,090	313,778

Janus Aspen Series Mid Cap Value Portfolio—Service Class	353,826	96,196

Janus Aspen Series WorldWide Growth Portfolio—Institutional Class	2,514,909	2,806,962

Lord Abbett Bond-Debenture Portfolio—Class VC	331,297	19,543

Lord Abbett Growth & Income Portfolio—Class VC	1,410,153	71,232

Lord Abbett Mid-Cap Value Portfolio—Class VC	4,093,254	516,954

MFS Mid Cap Growth Portfolio—Initial Class	313,141	34,833

MFS New Discovery Portfolio—Initial Class	454,873	74,015

MFS Total Return Portfolio—Initial Class	1,527,525	270,052

MFS Utilities Portfolio—Initial Class	223,039	32,381

UIF Equity Growth Portfolio—Class I	140,414	155,384

UIF Emerging Markets Equity Portfolio—Class I	138,498	20,028

UIF Emerging Markets Debt Portfolio—Class I	92,254	55,583

UIF Core Plus Fixed Income Portfolio—Class I	282,243	265,113

UIF Global Value Equity Portfolio—Class I	163,111	41,606

UIF U.S. Real Estate Portfolio—Class I	1,174,888	357,049

UIF Value Portfolio—Class I	744,157	360,731

Oppenheimer Global Securities Portfolio—Service Class	138,977	1,396

Oppenheimer Main Street Portfolio—Service Class	64,961	1,212

PBHG Mid-Cap Portfolio	575,954	59,621

PBHG Select Value Portfolio	249,344	21,735

PIMCO Global Bond Portfolio—Administrative Class	1,320,841	723,222

PIMCO Real Return Portfolio—Administrative Class	6,906,794	1,159,877

PIMCO StocksPLUS Growth & Income Portfolio—Administrative Class	997,555	83,935

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

4.  Investment Transactions (continued)

MONY America Variable Account L Subaccounts:	Cost of Shares Acquired	Proceeds from Shares Redeemed

T. Rowe Price Equity Income Portfolio	$6,909,136	$2,134,018

T. Rowe Price International Stock Portfolio	1,870,227	354,107
T. Rowe Price Limited Term Bond Portfolio	1,266,650	720,497
T. Rowe Price New America Growth Portfolio	156,558	186,550
T. Rowe Price Personal Strategy Balanced Portfolio	599,622	497,185
T. Rowe Price Prime Reserve Portfolio	4,728,853	2,432,571
Van Eck Hard Assets Fund	126,779	214,278
Van Eck WorldWide Bond Fund	84,837	88,104
Van Eck WorldWide Emerging Markets Fund	419,291	371,436

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights

The Variable Life Insurance Policies have unique combinations of features and fees that are charged against the contract owner’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

Effective for the year ended December 31, 2003, the Variable Account has adopted the provisions of AICPA Statement of Position 03-5 Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide Audits of Investment Companies, which requires the disclosure of ranges for certain financial highlights information. The following table was developed by determining which Variable Life Insurance Policies funded by the Variable Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the year ended December 31, 2003 were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by MONY as contract owners may not have selected all available and applicable contract options discussed in Note 1. The ranges for the total return ratio and unit value correspond to the product groupings that produced the lowest and highest expense ratios.

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*		Expense Ratio** Lowest to Highest		Total Return*** Lowest to Highest

Enterprise Balanced Portfolio (1)	0	$8.49 to 8.70	$0	17.17	(^)%	0.35%(^) to 0.75	%(^)	(2.25) to (2.19)%

Enterprise Capital Appreciation Portfolio	830,138	8.08 to 11.84	9,187	0.00		0.35 to 0.75		32.03 to 32.59

Enterprise Equity Portfolio	3,471,131	11.44 to 20.25	53,938	0.00		0.0 to 0.75		51.80 to 52.94

Enterprise Emerging Countries Portfolio (1)	0	7.73 to 7.59	0	0.00		0.35(^) to 0.75	(^)	(1.90) to (1.81)

Enterprise Equity Income Portfolio	483,918	9.62 to 10.58	5,196	1.52		0.35 to 0.75		25.75 to 26.25

Enterprise Growth & Income Portfolio	1,650,380	8.03 to 9.63	15,792	1.05		0.35 to 0.75		26.66 to 27.04

Enterprise Growth Portfolio	5,141,422	7.29 to 7.46	44,320	0.44		0.0 to 0.75		16.27 to 17.11

Enterprise Global Socially Responsive Portfolio	14,144	11.09	157	0.41		0.35		26.31

Enterprise High-Yield Portfolio	824,954	14.57 to 18.54	12,821	2.52		0.00 to 0.75		21.73 to 22.64

Enterprise International Growth Portfolio	1,217,982	9.35 to 13.80	14,420	0.50		0.00 to 0.75		29.94 to 30.95

Enterprise Mid-Cap Growth Portfolio (1)	0	5.07 to 5.18	0	0.00		0.35(^) to 0.75	(^)	(2.87) to (2.81)

Enterprise Multi-Cap Growth Portfolio	1,280,944	6.37 to 7.77	8,789	0.00		0.35 to 0.75		33.51 to 33.82

Enterprise Managed Portfolio	5,582,384	10.57 to 19.68	93,884	1.18		0.00 to 0.75		20.00 to 20.94

Enterprise Small Company Growth Portfolio	1,028,975	9.34 to 9.90	12,486	0.00		0.00 to 0.75		22.25 to 23.13

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*		Expense Ratio** Lowest to Highest		Total Return*** Lowest to Highest

Enterprise Small Company Value Portfolio	2,626,059	$20.61 to 31.85	$61,739	0.11%		0.00 to 0.75%		36.40 to 37.40%

Enterprise Total Return Portfolio	2,465,907	11.11 to 11.23	27,407	2.58		0.00 to 0.35		5.35 to 5.61

Enterprise WorldWide Growth Portfolio (1)	0	6.24 to 6.29	0	0.00		0.35(^) to 0.75	(^)	(5.88) to (5.84)

Enterprise Short Duration Bond Portfolio (2)	1,631	10.01	16	5.27	(^)	0.35	(^)	0.10

MONY Series Fund, Inc. Diversified Portfolio	20,255	52.51	1,064	1.10		0.60		29.08

MONY Series Fund, Inc. Equity Growth Portfolio	12,647	69.08	874	0.36		0.60		30.83

MONY Series Fund, Inc. Equity Income Portfolio	7,830	68.98	540	1.89		0.60		26.96

MONY Series Fund, Inc. Government Securities Portfolio	1,017,068	13.52 to 15.32	13,325	2.86		0.00 to 0.75		0.99 to 1.73

MONY Series Fund, Inc. Intermediate Term Bond Portfolio	905,065	14.14 to 16.25	12,885	4.75		0.00 to 0.75		2.52 to 3.29

MONY Series Fund, Inc. Money Market Portfolio	3,628,304	12.66 to 13.53	44,949	0.90		0.00 to 0.75		0.15 to .88

MONY Series Fund, Inc. Long Term Bond Portfolio	1,050,699	14.93 to 19.42	15,597	5.94		0.00 to 0.75		4.02 to 4.85

AIM Basic Value Fund— Series I (2)	6,699	11.48	77	0.16	(^)	0.35	(^)	14.80

AIM Mid Cap Core Equity Fund—Series I (3)	2,230	11.28	25	0.00		0.35	(^)	12.80

Alger American Balanced Portfolio—Class O	117,113	10.81 to 11.17	1,281	2.05		0.00 to 0.35		18.66 to 19.08

Alger American Mid Cap Growth Portfolio—Class O	335,882	11.66 to 11.72	3,891	0.00		0.00 to 0.35		47.41 to 47.79

Dreyfus VIF Appreciation Portfolio—Initial Class	184,652	13.40	2,475	1.39		0.00		21.16

Dreyfus VIF International Value Portfolio—Initial Class	952,275	10.87	10,356	1.28		0.00		36.22

Dreyfus VIF Small Company Stock Portfolio—Initial Class	137,572	12.39	1,705	0.12		0.00		42.91

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Lowest to Highest

Dreyfus Socially Responsible Growth Fund—Initial Class	188,914	$7.40 to 7.51	$1,281	0.13%	0.00 to 0.75%		24.96 to 26.06%

Dreyfus Stock Index Portfolio— Initial Class	5,001,432	7.70 to 12.80	56,019	1.50	0.00 to 0.75		27.27 to 28.39

Dreyfus IP Small Cap Stock Index Portfolio—Service Class	578,422	11.38	6,585	0.22	0.00		37.77

Fidelity VIP Growth Portfolio— Initial Class	1,279,471	7.97	10,204	0.22	0.00		32.83

Fidelity VIP Growth Portfolio— Service Class	1,167,501	6.33 to 7.44	8,372	0.18	0.35 to 0.75		31.88 to 32.15

Fidelity VIP II Asset Manager Portfolio—Initial Class	501,397	10.10	5,064	3.47	0.00		17.99

Fidelity VIP II ContraFund Portfolio—Initial Class	1,174,396	10.12	11,888	0.42	0.00		28.43

Fidelity VIP II Contrafund Portfolio—Service Class	897,647	9.40 to 9.94	9,167	0.34	0.35 to 0.75		27.37 to 27.93

Fidelity VIP III Growth Opportunities Portfolio—Initial Class	27,457	7.19	198	0.65	0.00		29.78

Fidelity VIP III Growth Opportunities Portfolio—Service Class	198,707	7.17 to 9.13	1,462	0.58	0.35 to 0.75		28.59 to 29.19

Fidelity VIP III Growth & Income Portfolio—Initial Class	1,055,112	9.10	9,600	1.13	0.00		23.81

Franklin Income Securities Fund—Class 2 (2)	6,209	11.26	70	0.00	0.35	(^)	12.60

Franklin Rising Dividends Securities Fund—Class 2 (2)	3,284	11.34	37	0.00	0.35	(^)	13.40

Franklin Zero Coupon 2010 Fund—Class 2 (4)	1,165	10.24	12	0.00	0.35	(^)	2.40

INVESCO VIF Financial Services Portfolio	18,331	11.18 to 11.63	207	0.72	0.00 to 0.35		29.08 to 29.55

INVESCO VIF Health Sciences Portfolio	34,790	10.35 to 10.48	360	0.00	0.35		27.31 to 27.34

INVESCO VIF Telecommunications Portfolio	8,071	8.27	67	0.00	0.35		33.82

Janus Aspen Series Mid Cap Growth Portfolio—Institutional Class	1,846,474	4.53 to 7.54	9,780	0.00	0.00 to 0.75		34.16 to 35.22

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Lowest to Highest

Janus Aspen Series Balanced Portfolio—Institutional Class	587,636	$10.22 to 10.24	$6,102	2.31%	0.35 to 0.75%	13.18 to 13.65%

Janus Aspen Series Capital Appreciation Portfolio— Service Class	69,977	10.59 to 10.68	742	0.26	0.35	19.80 to 19.87

Janus Aspen Series Capital Appreciation Portfolio— Institutional Class	1,513,990	6.35 to 6.46	10,824	0.50	0.00 to 0.75	19.59 to 20.52

Janus Aspen Series Flexible Income Portfolio—Service Class	39,192	11.50 to 11.51	451	4.46	0.35	5.89

Janus Aspen Series Flexible Income Portfolio—Institutional Class	443,360	13.47	5,971	3.84	0.00	6.40

Janus Aspen Series International Growth—Service Class	95,973	10.71 to 10.74	1,030	1.05	0.35	34.04 to 34.08

Janus Aspen Series International Growth Portfolio— Institutional Class	233,748	7.88	1,841	1.25	0.00	34.93

Janus Aspen Series Mid Cap Value Portfolio—Service Class	221,896	10.02	2,223	0.13	0.00	41.33

Janus Aspen Series WorldWide Growth Portfolio— Institutional Class	2,439,132	5.63 to 6.96	16,866	1.11	0.00 to 0.75	23.19 to 24.06

Lord Abbett Bond-Debenture Portfolio—Class VC	44,844	12.11 to 12.63	566	5.97	0.35	17.57 to 17.60

Lord Abbett Growth & Income Portfolio—Class VC	216,248	10.45 to 11.11	2,391	1.03	0.35	30.55 to 30.63

Lord Abbett Mid-Cap Value Portfolio—Class VC	849,049	10.96 to 11.68	9,358	0.68	0.00 to 0.35	24.39 to 24.83

MFS Mid-Cap Growth Portfolio—Initial Class	70,482	8.82 to 8.88	626	0.00	0.35	36.41 to 36.53

MFS New Discovery Portfolio—Initial Class	68,220	9.93 to 10.66	701	0.00	0.00 to 0.35	33.11 to 33.58

MFS Total Return Portfolio—Initial Class	199,135	10.95 to 11.15	2,203	1.75	0.00 to 0.35	15.90 to 16.37

MFS Utilities Portfolio—Initial Class	23,364	11.80 to 12.40	279	1.59	0.00 to 0.35	35.48 to 35.82

UIF Equity Growth Portfolio—Class I	25,976	7.24	188	0.00	0.00	24.83

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio** Lowest to Highest		Total Return*** Lowest to Highest

UIF Emerging Markets Equity Portfolio—Class I	24,414	$12.45 to 13.23	$322	0.00%	0.35%		49.10 to 49.15%

UIF Emerging Markets Debt Portfolio—Class I	17,443	13.19	230	0.00	0.00		27.93

UIF Core Plus Fixed Income Portfolio—Class I	451,827	13.69	6,187	0.06	0.00		4.58

UIF Global Value Equity Portfolio—Class I	24,703	10.20 to 10.90	270	0.00	0.00 to 0.35		28.54 to 28.95

UIF U.S. Real Estate Portfolio— Class I	197,879	12.57 to 13.65	2,558	0.00	0.00 to 0.35		37.05 to 37.53

UIF Value Portfolio—Class I	63,788	12.86	820	0.00	0.00		34.10

Oppenheimer Global Securities Portfolio—Service Class (5)	12,049	12.70	153	0.00	0.35	(^)	27.00

Oppenheimer Main Street Portfolio—Service Class (6)	5,971	11.43	68	0.00	0.35	(^)	14.30

PBHG Mid-Cap Portfolio	120,195	11.26 to 11.77	1,411	0.00	0.35		33.89 to 33.90

PBHG Select Value Portfolio	58,250	9.16 to 9.43	549	3.03	0.35		17.88 to 17.89

PIMCO Global Bond Portfolio—Administrative Class	110,224	12.48 to 13.70	1,480	2.05	0.35		13.97 to 13.98

PIMCO Real Return Portfolio—Administrative Class	768,764	12.09 to 12.59	9,378	2.46	0.00 to 0.35		8.53 to 8.92

PIMCO StocksPLUS Growth & Income Portfolio— Administrative Class	187,318	10.93 to 11.11	2,048	2.48	0.35		29.94 to 29.96

T. Rowe Price Equity Income Portfolio	3,659,651	13.20	48,301	1.75	0.00		25.48

T. Rowe Price International Stock Portfolio	438,989	9.58	4,206	1.53	0.00		30.52

T. Rowe Price Limited Term Bond Portfolio	120,716	13.10	1,582	3.76	0.00		4.22

T. Rowe Price New America Growth Portfolio	56,169	9.68	544	0.00	0.00		35.01

T. Rowe Price Personal Strategy Balanced Portfolio	109,239	13.37	1,460	2.26	0.00		24.84

T. Rowe Price Prime Reserve Portfolio	389,214	11.78	4,586	0.66	0.00		0.68

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2003			For the period ended December 31, 2003
	Units Outstanding	Unit Value Lowest to Highest	Net Assets (000’s)	Investment Income Ratio*	Expense Ratio** Lowest to Highest	Total Return*** Lowest to Highest

Van Eck Hard Assets Fund	6,303	$14.06	$89	0.94%	0.00%	45.10%

Van Eck WorldWide Bond Fund	8,246	14.24	117	1.70	0.00	18.17

Van Eck WorldWide Emerging Markets Fund	19,859	7.94	158	0.11	0.00	54.17

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized. The Total Return is calculated for the year ended December 31, 2003 or from the commencement of operations of the subaccount.
(^)	Annualized.
(1)	For the period January 1, 2003 through February 28, 2003 (termination of subaccount).
(2)	For the period July 7, 2003 (commencement of operations) through December 31, 2003.
(3)	For the period July 2, 2003 (commencement of operations) through December 31, 2003.
(4)	For the period August 12, 2003 (commencement of operations) through December 31, 2003.
(5)	For the period June 23, 2003 (commencement of operations) through December 31, 2003.
(6)	For the period June 27, 2003 (commencement of operations) through December 31, 2003.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
Strategist Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

MONY Series Fund, Inc.

Equity Growth Subaccount	12,901	$52.80	$681	0.65%	0.60%	(23.13)%

Equity Income Subaccount	8,433	54.33	458	1.92	0.60	(15.65)

Intermediate Term Bond Subaccount	4,272	31.57	135	3.95	0.60	8.71

Long Term Bond Subaccount	1,535	42.42	65	4.56	0.60	13.36

Diversified Subaccount	20,949	40.68	852	2.08	0.60	(16.88)

Money Market Subaccount	2,188	21.54	47	1.49	0.60	0.89

MONYEquity Master Subaccounts

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	94,178	15.85	1,493	2.92	0.75	8.49

Long Term Bond Subaccount	144,221	18.67	2,693	4.24	0.75	13.22

Government Securities Subaccount	153,243	15.17	2,325	2.57	0.75	5.79

Money Market Subaccount	307,517	13.51	4,154	1.48	0.75	0.75

Enterprise Accumulation Trust

Equity Subaccount	1,891,577	13.34	25,234	0.00	0.75	(29.97)

Small Company Value Subaccount	1,208,111	23.35	28,203	0.36	0.75	(9.92)

Managed Subaccount	4,135,667	16.40	67,799	0.93	0.75	(21.76)

International Growth Subaccount	699,800	10.62	7,431	0.66	0.75	(20.09)

High Yield Bond Subaccount	327,973	15.23	4,997	8.67	0.75	0.73

Growth Subaccount	443,237	6.27	2,781	0.40	0.75	(23.91)

Growth and Income Subaccount	325,532	6.34	2,064	1.19	0.75	(26.54)

Capital Appreciation Subaccount	258,817	6.12	1,585	0.00	0.75	(17.52)

Balanced Subaccount	7,501	8.90	67	2.48	0.75	(11.53)

Equity Income Subaccount	36,583	7.65	280	1.48	0.75	(15.47)

Multi-Cap Growth Subaccount	14,595	5.82	85	0.00	0.75	(35.12)

Small Company Growth Subaccount	59,047	7.64	451	0.00	0.75	(24.58)

Mid-Cap Growth Subaccount	42,738	5.33	228	0.00	0.75	(31.58)

Worldwide Growth Subaccount	3,397	6.63	23	0.00	0.75	(25.25)

Emerging Countries Subaccount	26,947	7.73	208	0.21	0.75	(17.33)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the year ended December 31, 2002
MONYEquity Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Expense Ratio**	Total Return***

Dreyfus

Dreyfus Stock Index Subaccount	405,627	$6.05	$2,452	1.32%	0.75%	(22.93)%
Dreyfus Socially Responsible Growth Subaccount	7,289	6.01	44	0.27	0.75	(29.46)

Fidelity Variable Insurance Products Funds
VIP II Contrafund Subaccount	259,734	7.38	1,916	0.68	0.75	(10.11)
VIP Growth Subaccount	371,491	4.80	1,785	0.14	0.75	(30.84)
VIP III Growth Opportunities Subaccount	16,051	7.10	114	0.09	0.75	(22.49)

Janus Aspen Series
Aggressive Growth Subaccount	23,481	5.62	132	0.00	0.75	(28.50)
Balanced Subaccount	42,762	9.03	386	3.12	0.75	(7.10)
Capital Appreciation Subaccount	512,348	5.31	2,720	0.57	0.75	(16.25)
Worldwide Growth Subaccount	597,638	4.57	2,732	0.92	0.75	(26.05)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
Strategist Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Equity Growth Subaccount	13,267	$68.69	$911	0.00%		0.60%		(19.81)%
Equity Income Subaccount	9,279	64.41	598	1.74		0.60		(11.52)
Intermediate Term Bond Subaccount	4,569	29.04	133	5.40		0.60		7.88
Long Term Bond Subaccount	1,495	37.42	56	5.21		0.60		5.68
Diversified Subaccount	21,555	48.94	1,055	1.13		0.60		(15.93)
Money Market Subaccount	2,507	21.35	54	3.78		0.60		3.19

MONYEquity Master Subaccounts

MONY Series Fund, Inc.
Intermediate Term Bond Subaccount	52,904	14.61	773	4.66		0.75		7.74
Long Term Bond Subaccount	129,500	16.49	2,136	4.67		0.75		5.50
Government Securities Subaccount	84,169	14.34	1,207	4.27		0.75		5.75
Money Market Subaccount	262,179	13.41	3,515	3.69		0.75		3.07

Enterprise Accumulation Trust

Equity Subaccount	1,924,485	19.05	36,654	0.00		0.75		(19.42)
Small Company Value Subaccount	1,233,590	25.92	31,971	0.25		0.75		4.43
Managed Subaccount	4,331,427	20.96	90,806	2.15		0.75		(11.86)
International Growth Subaccount	697,861	13.29	9,272	0.66		0.75		(28.36)
High Yield Bond Subaccount	301,483	15.12	4,558	8.85		0.75		5.07
Growth Subaccount	354,433	8.24	2,920	0.47		0.75		(13.17)
Growth and Income Subaccount	292,641	8.63	2,525	0.94		0.75		(12.56)
Capital Appreciation Subaccount	235,606	7.42	1,749	0.68		0.75		(19.78)
Balanced Subaccount (1)	3,988	10.06	40	1.75	(^)	0.75	(^)	(0.60)
Equity Income Subaccount (2)	10,033	9.05	91	2.13	(^)	0.75	(^)	(9.50)
Multi-Cap Growth Subaccount (3)	10,617	8.97	95	0.00	(^)	0.75	(^)	(10.30)
Small Company Growth Subaccount (4)	11,867	10.13	120	0.00	(^)	0.75	(^)	1.30
Mid-Cap Growth Subaccount (5)	24,674	7.79	192	0.00	(^)	0.75	(^)	(22.10)
Worldwide Growth Subaccount (6)	2,244	8.87	20	0.00	(^)	0.75	(^)	(11.30)
Emerging Countries Subaccount (7)	22,654	9.35	212	0.00	(^)	0.75	(^)	(6.50)

Dreyfus

Dreyfus Stock Index Subaccount	437,449	7.85	3,433	1.13		0.75		(12.87)

Dreyfus Socially Responsible Growth Subaccount (7)	4,617	8.52	39	0.14	(^)	0.75	(^)	(14.80)

Fidelity Variable Insurance Products Funds
VIP II Contrafund Subaccount	223,575	8.21	1,835	0.69		0.75		(13.03)
VIP Growth Subaccount	352,343	6.94	2,444	0.00		0.75		(18.35)
VIP III Growth Opportunities Subaccount (5)	1,294	9.16	12	0.00	(^)	0.75	(^)	(8.40)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
MONYEquity Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Janus Aspen Series

Aggressive Growth Subaccount (8)	18,896	$7.86	$148	0.00	%(^)	0.75	%(^)	(21.40)%
Balanced Subaccount (9)	12,732	9.72	124	4.61	(^)	0.75	(^)	(2.80)
Capital Appreciation Subaccount	554,001	6.34	3,515	1.28		0.75		(22.40)
Worldwide Growth Subaccount	585,745	6.18	3,623	0.50		0.75		(23.13)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund's investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period May 7, 2001 (commencement of operations) through December 31, 2001.
(2)	For the period June 6, 2001 (commencement of operations) through December 31, 2001.
(3)	For the period May 2, 2001 (commencement of operations) through December 31, 2001.
(4)	For the period May 5, 2001 (commencement of operations) through December 31, 2001.
(5)	For the period June 12, 2001 (commencement of operations) through December 31, 2001.
(6)	For the period May 25, 2001 (commencement of operations) through December 31, 2001.
(7)	For the period June 8, 2001 (commencement of operations) through December 31, 2001.
(8)	For the period May 4, 2001 (commencement of operations) through December 31, 2001.
(9)	For the period May 15, 2001 (commencement of operations) through December 31, 2001.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Estate Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	30,069	$12.78	$384	3.70%		0.35%		8.95%
Long Term Bond Subaccount	36,149	13.09	473	4.04		0.35		13.63
Government Securities Subaccount	27,158	12.41	337	2.95		0.35		6.25
Money Market Subaccount	102,684	11.56	1,187	1.49		0.35		1.14

Enterprise Accumulation Trust

Equity Subaccount	122,785	6.21	762	0.00		0.35		(29.67)
Small Company Value Subaccount	87,482	11.85	1,037	0.38		0.35		(9.61)
Managed Subaccount	167,850	7.67	1,288	0.97		0.35		(21.49)
International Growth Subaccount	40,098	6.57	263	0.69		0.35		(19.78)
High Yield Bond Subaccount	43,159	10.68	461	8.67		0.35		1.14
Growth Subaccount	377,484	7.64	2,883	0.41		0.35		(23.52)
Growth and Income Subaccount	153,750	7.72	1,187	1.17		0.35		(26.27)
Small Company Growth Subaccount	53,474	11.50	615	0.00		0.35		(24.24)
Equity Income Subaccount	82,263	8.47	697	1.20		0.35		(15.13)
Capital Appreciation Subaccount	65,144	8.93	582	0.00		0.35		(17.16)
Multi-Cap Growth Subaccount	103,758	4.76	493	0.00		0.35		(34.79)
Balanced Subaccount	22,902	8.68	199	2.10		0.35		(11.16)
Mid-Cap Growth Subaccount	4,410	6.24	28	0.00		0.35		(31.20)

World Wide Growth Subaccount (1)	77	7.59	0	0.00		0.35	(^)	(24.10)

Emerging Countries Subaccount (1)	436	8.27	4	0.30	(^)	0.35	(^)	(17.30)

Total Return Subaccount (2)	3,873	10.57	41	3.31	(^)	0.35	(^)	5.70

Dreyfus

Dreyfus Stock Index Subaccount	125,137	6.55	820	1.42		0.35		(22.67)
Dreyfus Socially Responsible Growth Subaccount	7,887	5.15	41	0.28		0.35		(29.26)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	60,954	5.63	343	0.14		0.35		(30.41)
VIP II Contrafund Subaccount	40,733	7.77	316	0.69		0.35		(9.76)
VIP III Growth Opportunities Subaccount	10,220	5.66	58	0.85		0.35		(22.15)

Janus Aspen Series

Aggressive Growth Subaccount	93,463	3.40	318	0.00		0.35		(28.27)
Balanced Subaccount	52,935	9.01	477	2.62		0.35		(6.73)
Capital Appreciation Subaccount	56,385	6.68	376	0.61		0.35		(15.87)
Worldwide Growth Subaccount	88,956	5.57	495	0.95		0.35		(25.73)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Estate Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Alger American Fund

MidCap Growth Subaccount (3)	892	$7.91	$7	0.00%		0.35	%(^)	(20.90)%

Lord Abbett Series Fund

Growth and Income Subaccount (3)	3,229	8.51	27	1.43	(^)	0.35	(^)	(14.90)
Mid-Cap Value Subaccount (4)	5,072	8.61	44	1.42	(^)	0.35	(^)	(13.90)

PIMCO Variable Insurance Trust

Global Bond Subaccount (5)	1,421	10.95	16	2.65	(^)	0.35	(^)	9.50
Real Return Bond Subaccount (3)	14,071	11.08	156	3.91	(^)	0.35	(^)	10.80

Universal Institutional Funds, Inc.

U.S. Real Estate Subaccount (5)	1,656	9.06	15	8.73	(^)	0.35	(^)	(9.40)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period January 7, 2002 (commencement of operations) through December 31, 2002.
(2)	For the period June 28, 2002 (commencement of operations) through December 31, 2002.
(3)	For the period June 3, 2002 (commencement of operations) through December 31, 2002.
(4)	For the period May 2, 2002 (commencement of operations) through December 31, 2002.
(5)	For the period June 24, 2002 (commencement of operations) through December 31, 2002.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
MONY Custom Estate Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	23,432	$11.73	$275	4.28%		0.35%		8.11%
Long Term Bond Subaccount	27,875	11.52	321	4.45		0.35		5.98
Government Securities Subaccount	19,126	11.68	223	3.46		0.35		6.18
Money Market Subaccount	92,971	11.43	1,063	3.61		0.35		3.44

Enterprise Accumulation Trust

Equity Subaccount	85,310	8.83	753	0.00		0.35		(19.07)
Small Company Value Subaccount	71,640	13.11	939	0.27		0.35		4.88
Managed Subaccount	133,735	9.77	1,307	2.30		0.35		(11.50)
International Growth Subaccount	31,108	8.19	255	0.33		0.35		(28.03)
High Yield Bond Subaccount	33,604	10.56	355	8.85		0.35		5.60
Growth Subaccount	293,534	9.99	2,932	0.49		0.35		(12.83)
Growth and Income Subaccount	132,155	10.47	1,383	0.91		0.35		(12.16)
Small Company Growth Subaccount	46,743	15.18	710	1.69		0.35		(4.17)
Equity Income Subaccount	74,868	9.98	747	1.07		0.35		(11.05)
Capital Appreciation Subaccount	41,343	10.78	446	0.68		0.35		(19.43)
Multi-Cap Growth Subaccount	73,588	7.30	537	0.00		0.35		(17.23)
Balanced Subaccount	15,884	9.77	155	1.59		0.35		(4.22)
Mid-Cap Growth Subaccount (1)	4,146	9.07	38	0.00	(^)	0.35	(^)	(9.30)

Dreyfus

Dreyfus Stock Index Subaccount	96,211	8.47	815	1.28		0.35		(12.50)
Dreyfus Socially Responsible Growth Subaccount	5,786	7.28	42	0.08		0.35		(22.80)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	55,001	8.09	445	0.00		0.35		(18.03)
VIP II Contrafund Subaccount	38,388	8.61	330	0.36		0.35		(12.68)
VIP III Growth Opportunities Subaccount	8,809	7.27	64	0.17		0.35		(14.77)

Janus Aspen Series

Aggressive Growth Subaccount	68,394	4.74	324	0.00		0.35		(39.69)
Balanced Subaccount	39,425	9.66	381	3.27		0.35		(5.01)
Capital Appreciation Subaccount	44,723	7.94	355	1.41		0.35		(22.00)
Worldwide Growth Subaccount	78,108	7.50	586	0.65		0.35		(22.76)

*

This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period July 20, 2001 (commencement of operations) through December 31, 2001.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Equity Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	147,956	$12.69	$1,878	3.68%		0.35%		8.93%
Long Term Bond Subaccount	272,785	12.73	3,472	4.20		0.35		13.66
Government Securities Subaccount	241,339	12.37	2,984	2.72		0.35		6.27
Money Market Subaccount	650,363	11.58	7,531	1.49		0.35		1.14

Enterprise Accumulation Trust

Equity Subaccount	1,107,623	6.27	6,945	0.00		0.35		(29.63)
Small Company Value Subaccount	828,456	12.55	10,397	0.39		0.35		(9.58)
Managed Subaccount	1,095,521	7.78	8,520	0.96		0.35		(21.41)
International Growth Subaccount	366,129	6.99	2,560	0.68		0.35		(19.75)
High Yield Bond Subaccount	255,620	10.74	2,744	8.66		0.35		1.23
Growth Subaccount	2,441,538	7.85	19,169	0.40		0.35		(23.56)
Growth and Income Subaccount	929,986	7.84	7,294	1.22		0.35		(26.25)
Small Company Growth Subaccount	416,895	11.82	4,926	0.00		0.35		(24.23)
Equity Income Subaccount	255,927	8.65	2,214	1.27		0.35		(15.03)
Capital Appreciation Subaccount	433,997	9.69	4,207	0.00		0.35		(17.18)
Multi-Cap Growth Subaccount	993,482	5.06	5,026	0.00		0.35		(34.88)
Balanced Subaccount	86,239	8.69	749	2.16		0.35		(11.15)
Emerging Countries Subaccount	16,326	7.88	129	0.21		0.35		(16.97)
Worldwide Growth Subaccount	15,617	6.68	104	0.00		0.35		(24.94)
Mid-Cap Growth Subaccount	64,830	5.22	338	0.00		0.35		(31.23)
Total Return Subaccount (1)	20,184	10.59	214	3.39	(^)	0.35	(^)	5.90

Dreyfus

Dreyfus Stock Index Subaccount	970,710	6.59	6,396	1.40		0.35		(22.65)
Dreyfus Socially Responsible Growth Subaccount	138,847	5.35	742	0.24		0.35		(29.14)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	599,095	5.77	3,456	0.13		0.35		(30.40)
VIP II Contrafund Subaccount	499,846	8.35	4,175	0.64		0.35		(9.73)
VIP III Growth Opportunities Subaccount	155,326	5.55	861	0.86		0.35		(22.16)

Janus Aspen Series

Aggressive Growth Subaccount	1,147,470	4.11	4,710	0.00		0.35		(28.15)
Balanced Subaccount	412,432	9.17	3,784	2.64		0.35		(6.81)
Capital Appreciation Subaccount	483,765	7.05	3,409	0.59		0.35		(15.97)
Worldwide Growth Subaccount	774,371	6.32	4,897	0.99		0.35		(25.82)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Custom Equity Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Alger American

MidCap Growth Subaccount (2)	13,796	$7.66	$106	0.00	%(^)	0.35	%(^)	(23.40)%

Lord Abbett Series Fund

Growth and Income Subaccount (2)	19,938	8.46	169	1.98	(^)	0.35	(^)	(15.40)
Mid Cap Value Subaccount (3)	32,852	8.61	283	1.77	(^)	0.35	(^)	(13.90)

Universal Institutional Funds, Inc.

U.S. Real Estate Subaccount (2)	22,105	9.14	202	9.10	(^)	0.35	(^)	(8.60)

PIMCO Variable Insurance Trust

Global Bond Subaccount (2)	35,103	11.55	405	2.69	(^)	0.35	(^)	15.50
Real Return Subaccount (1)	51,459	11.25	579	3.99	(^)	0.35	(^)	12.50

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period May 8, 2002 (commencement of operations) through December 31, 2002.
(2)	For the period May 6, 2002 (commencement of operations) through December 31, 2002.
(3)	For the period May 2, 2002 (commencement of operations) through December 31, 2002.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2001:

	At December 31, 2001			For the period ended December 31, 2001
MONY Custom Equity Master Subaccounts	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

MONY Series Fund, Inc.

Intermediate Term Bond Subaccount	119,810	$11.65	$1,396	4.26%		0.35%		8.17%
Long Term Bond Subaccount	209,209	11.20	2,343	3.73		0.35		5.96
Government Securities Subaccount	146,574	11.64	1,707	3.44		0.35		6.20
Money Market Subaccount	649,426	11.45	7,435	3.41		0.35		3.43

Enterprise Accumulation Trust

Equity Subaccount	887,133	8.91	7,909	0.00		0.35		(19.15)
Small Company Value Subaccount	641,682	13.88	8,905	0.27		0.35		4.91
Managed Subaccount	941,722	9.90	9,327	2.25		0.35		(11.53)
International Growth Subaccount	309,095	8.71	2,693	0.73		0.35		(28.08)
High Yield Bond Subaccount	206,143	10.61	2,188	8.84		0.35		5.47
Growth Subaccount	2,036,137	10.27	20,907	0.48		0.35		(12.89)
Growth and Income Subaccount	758,620	10.63	8,064	0.93		0.35		(12.15)
Small Company Growth Subaccount	338,648	15.60	5,285	0.00		0.35		(4.18)
Equity Income Subaccount	208,347	10.18	2,122	1.15		0.35		(11.09)
Capital Appreciation Subaccount	371,317	11.70	4,345	0.67		0.35		(19.42)
Multi-Cap Growth Subaccount	818,793	7.77	6,361	0.00		0.35		(17.25)
Balanced Subaccount	59,101	9.78	578	1.85		0.35		(4.21)
Emerging Countries Subaccount (2)	14,433	9.49	137	0.00	(^)	0.35	(^)	(5.10)
Worldwide Growth Subaccount (1)	8,149	8.90	73	0.00	(^)	0.35	(^)	(11.00)
Mid-Cap Growth Subaccount (3)	31,935	7.59	242	0.00	(^)	0.35	(^)	(24.10)

Dreyfus

Dreyfus Stock Index Subaccount	726,355	8.52	6,187	1.23		0.35		(12.44)
Dreyfus Socially Responsible Growth Subaccount	110,913	7.55	837	0.08		0.35		(22.88)

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	447,940	8.29	3,715	0.00		0.35		(18.08)
VIP II Contrafund Subaccount	389,954	9.25	3,609	0.51		0.35		(12.74)
VIP III Growth Opportunities Subaccount	132,217	7.13	942	0.19		0.35		(14.71)

Janus Aspen Series

Aggressive Growth Subaccount	850,465	5.72	4,862	0.00		0.35		(39.66)
Balanced Subaccount	308,589	9.84	3,037	3.22		0.35		(5.02)
Capital Appreciation Subaccount	414,025	8.39	3,472	1.38		0.35		(21.95)
Worldwide Growth Subaccount	573,563	8.52	4,886	0.58		0.35		(22.76)

*

This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period May 3, 2001 (commencement of operations) through December 31, 2001.
(2)	For the period May 24, 2001 (commencement of operations) through December 31, 2001.
(3)	For the period May 21, 2001 (commencement of operations) through December 31, 2001.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the year ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Total Return**

Corporate Sponsored Variable Universal Life Subaccounts

MONY Series Fund, Inc.

Money Market Subaccount	2,777,986	$12.55	$34,865	1.51%		1.46%

Intermediate Term Bond Subaccount	605,565	13.69	8,291	3.68		9.35

Long Term Bond Subaccount	331,338	14.24	4,720	7.14		14.01

Government Securities Subaccount	298,278	13.29	3,965	2.76		6.58

Enterprise Accumulation Trust

Equity Subaccount	211,781	7.48	1,584	0.00		(29.37)

Small Company Value Subaccount	139,108	15.00	2,086	0.41		(9.26)

Managed Subaccount	18,587	8.74	162	1.09		(21.19)

International Growth Subaccount	22,157	7.14	158	0.83		(19.41)

High Yield Bond Subaccount	146,427	11.88	1,735	8.65		1.54

Small Company Growth Subaccount	200,919	8.04	1,616	0.00		(24.08)

Growth Subaccount	909,094	6.37	5,793	0.74		(23.25)

Total Return Subaccount (1)	1,259,424	10.52	13,244	2.79	(^)	5.20

Dreyfus Variable Investment Fund

Appreciation Subaccount	222,947	11.06	2,466	0.96		(16.72)

Small Company Stock Subaccount	149,793	8.67	1,299	0.28		(19.72)

Dreyfus

Dreyfus Stock Index Subaccount	3,479,330	9.97	34,688	1.34		(22.35)

Dreyfus Socially Responsible Growth Subaccount	5,880	5.87	35	0.06		(28.93)

Dreyfus Small Cap Stock Index (3)	386,651	8.26	3,192	0.39	(^)	(17.40)

Van Eck Worldwide Insurance Trust

Hard Assets Subaccount	16,454	9.69	159	0.41		(2.81)

Worldwide Bond Subaccount	8,281	12.05	100	0.00		21.72

Worldwide Emerging Markets Subaccount	13,490	5.15	69	0.21		(2.83)

Dreyfus Variable Investment Fund

International Value Subaccount (2)	714,957	7.98	5,702	2.18	(^)	(20.20)

T. Rowe Price

Equity Income Bond Subaccount	3,174,874	10.52	33,389	2.39		(13.13)

Prime Reserve Subaccount	193,185	11.70	2,261	1.37		1.47

International Stock Subaccount	259,035	7.34	1,901	1.18		(18.26)

Limited Term Bond Subaccount	78,307	12.57	984	4.51		5.45

New America Growth Subaccount	61,408	7.17	440	0.00		(28.30)

Personal Strategy Balanced Subaccount	101,724	10.71	1,090	2.40		(7.83)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2002			For the period ended December 31, 2002
	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Total Return**

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	955,720	$6.00	$5,737	0.10%		(30.15)%

VIP II Contrafund Subaccount	659,215	7.88	5,194	0.85		(9.32)

VIP III Growth Opportunities Subaccount	23,212	5.54	129	1.17		(21.86)

VIP II Asset Manager Subaccount	489,855	8.56	4,194	4.16		(8.74)

VIP III Growth and Income Subaccount	954,152	7.35	7,014	1.40		(16.67)

The Universal Institutional Funds, Inc.

Equity Growth Subaccount	28,046	5.80	163	0.10		(27.86)

Core Plus Fixed Income Subaccount	450,614	13.09	5,896	3.89		7.38

Value Subaccount	27,092	9.59	260	1.10		(22.16)

Emerging Markets Debt Subaccount (4)	14,020	10.31	145	21.52	(^)	3.10

Global Value Equity Subaccount (5)	1,650	7.91	13	9.09	(^)	(20.90)

Real Estate Subaccount (6)	81,262	9.14	743	11.14	(^)	(8.60)

Janus Aspen Series

Aggressive Growth Subaccount	424,887	3.35	1,425	0.00		(27.96)

Flexible Income Subaccount	858,596	12.66	10,868	4.79		10.47

International Growth Subaccount	205,780	5.84	1,202	0.91		(25.61)

Worldwide Growth Subaccount	1,033,150	5.61	5,801	0.89		(25.60)

Capital Appreciation Subaccount	249,646	5.36	1,339	0.58		(15.72)

Strategic Value Subaccount	183,715	7.09	1,303	0.00		(23.43)

Alger American

Balanced Growth Subaccount (6)	21,775	9.38	204	0.00	(^)	(6.20)

Mid Cap Growth Subaccount (5)	18,916	7.93	150	0.00	(^)	(20.70)

Lord Abbett Series

Mid-Cap Value Subaccount (2)	367,490	8.78	3,228	1.43	(^)	(12.20)

MFS Variable Insurance Trust

New Discovery Series Subaccount (6)	5,912	7.98	47	0.00	(^)	(20.20)

Total Return Series Subaccount (8)	7,749	9.41	73	0.00	(^)	(5.90)

Utilities Series Subaccount (9)	67	9.13	1	0.00	(^)	(8.70)

Invesco Variable Investment

Financial Services Subaccount (7)	238	8.63	2	7.54	(^)	(13.70)

PIMCO Variable Insurance Trust

Real Return Subaccount (1)	129,337	11.10	1,436	4.06	(^)	11.00

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the year ended December 31, 2001:

	At December 31, 2001			For the year ended December 31, 2001
	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Total Return**

Corporate Sponsored Variable Universal Life Subaccounts

MONY Series Fund, Inc.

Money Market Subaccount	2,596,777	$12.37	$32,110	3.48%	3.86%

Intermediate Term Bond Subaccount	329,727	12.52	4,129	7.16	8.49

Long Term Bond Subaccount	2,621,046	12.49	32,732	5.01	6.30

Government Securities Subaccount	252,208	12.47	3,146	4.61	6.58

Enterprise Accumulation Trust

Equity Subaccount	341,080	10.59	3,613	0.00	(18.85)

Small Company Value Subaccount	73,925	16.53	1,222	0.24	5.35

Managed Subaccount	16,988	11.09	188	1.64	(11.21)

International Growth Subaccount	15,232	8.86	135	0.62	(27.79)

High Yield Bond Subaccount	2,336,577	11.70	27,344	8.87	5.88

Small Company Growth Subaccount	55,453	10.59	587	1.75	(3.82)

Growth Subaccount	29,036	8.30	241	0.27	(12.63)

Dreyfus Variable Investment Fund

Appreciation Subaccount	162,699	13.28	2,161	0.80	(9.66)

Small Company Stock Subaccount	84,950	10.80	917	0.08	(1.55)

Dreyfus

Dreyfus Stock Index Subaccount	3,736,835	12.84	47,986	1.15	(12.18)

Dreyfus Socially Responsible Growth Subaccount	29,198	8.26	241	0.08	(22.59)

Van Eck Worldwide Insurance Trust

Hard Assets Subaccount	3,747	9.97	37	0.89	(10.34)

Worldwide Bond Subaccount	7,936	9.90	79	4.51	(5.17)

Worldwide Emerging Markets Subaccount	20,273	5.30	107	0.00	(1.85)

T. Rowe Price

Equity Income Subaccount	367,716	12.11	4,451	1.65	1.51

Prime Reserve Subaccount	26,335	11.53	304	3.86	3.97

International Stock Subaccount	183,999	8.98	1,653	1.78	(22.25)

Limited Term Subaccount	2,760	11.92	33	5.38	8.46

New America Growth Subaccount	76,446	10.00	764	0.00	(11.82)

Personal Strategy Balanced Subaccount	138,027	11.62	1,604	3.13	(2.35)

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2001			For the year ended December 31, 2001
	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*	Total Return**

Fidelity Variable Insurance Products Funds

VIP Growth Subaccount	152,490	$8.59	$1,310	0.06%	(17.64)%

VIP II Contrafund Subaccount	540,827	8.69	4,701	0.62	(12.31)

VIP III Growth Opportunities Subaccount	27,752	7.09	197	0.27	(14.37)

VIP II Asset Manager Subaccount	549,214	9.38	5,152	2.41	(4.09)

VIP III Growth and Income Subaccount	1,108,899	8.82	9,776	1.36	(8.70)

The Universal Institutional Funds, Inc.

Equity Growth Subaccount	52,593	8.04	423	0.13	(15.10)

Fixed Income Subaccount	397,278	12.19	4,844	4.53	9.33

Value Subaccount	13,722	12.32	169	1.63	2.07

Janus Aspen Series

Aggressive Growth Subaccount	373,628	4.65	1,739	0.00	(39.53)

Flexible Income Subaccount	559,685	11.46	6,413	5.58	7.81

International Growth Subaccount	164,542	7.85	1,291	0.67	(23.19)

Worldwide Growth Subaccount	1,087,638	7.54	8,197	0.73	(22.43)

Capital Appreciation Subaccount	199,382	6.36	1,268	1.38	(21.68)

Strategic Value Subaccount	369	9.26	3	0.23	(7.86)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	Represents the total return for the period indicated, including changes in the value of the underlying fund. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation.
(^)	Annualized
(1)	For the period July 26, 2002 (commencement of operations) through December 31, 2002.
(2)	For the period July 15, 2002 (commencement of operations) through December 31, 2002.
(3)	For the period August 16, 2002 (commencement of operations) through December 31, 2002.
(4)	For the period August 8, 2002 (commencement of operations) through December 31, 2002.
(5)	For the period September 13, 2002 (commencement of operations) through December 31, 2002.
(6)	For the period August 5, 2002 (commencement of operations) through December 31, 2002.
(7)	For the period November 26, 2002 (commencement of operations) through December 31, 2002.
(8)	For the period September 3, 2002 (commencement of operations) through December 31, 2002.
(9)	For the period October 8, 2002 (commencement of operations) through December 31, 2002.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002				For the period ended December 31, 2002
MONY Survivorship Variable Universal Life	Units	Unit Values		Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Alger American Fund
Balanced Subaccount (1)	1,271	$9.06		$12	0.98	%(^)	0.35	%(^)	(9.40)%
Mid Cap Growth Subaccount (2)	697	7.37		5	0.00		0.35	(^)	(26.30)

Enterprise Accumulation Trust
Equity Income Subaccount (3)	787	8.38		7	2.02	(^)	0.35	(^)	(16.20)
Growth and Income Subaccount (4)	5,383	7.58		41	1.63	(^)	0.35	(^)	(24.20)
Growth Subaccount (3)	10,335	7.86		81	0.47	(^)	0.35	(^)	(21.40)
Managed Subaccount (5)	6,231	8.10		50	1.54	(^)	0.35	(^)	(19.00)

Multi-Cap Growth Subaccount (2)	0	7.02	+	0	0.00	(^)	0.35	(^)	(29.80)
Small Company Growth Subaccount (3)	1,909	7.96		15	0.00	(^)	0.35	(^)	(20.40)
Small Company Value Subaccount (3)	9,750	9.10		89	0.38	(^)	0.35	(^)	(9.00)
Total Return Subaccount (2)	1,688	10.60		18	3.52	(^)	0.35	(^)	6.00

INVESCO Variable Investment Funds
Financial Services Subaccount (6)	859	9.01		8	1.49	(^)	0.35	(^)	(9.90)
Health Sciences Subaccount (2)	8	8.23		0	0.00	(^)	0.35	(^)	(17.70)

Janus Aspen Series
Capital Appreciation Subaccount (7)	4,248	8.91		38	0.38	(^)	0.35	(^)	(10.90)

Flexible Income Subaccount (8)	1,313	10.86		14	5.45	(^)	0.35	(^)	8.60
International Growth Subaccount (3)	5,936	7.99		47	1.07	(^)	0.35	(^)	(20.10)

Lord Abbett Series Funds

Bond Debenture Subaccount (8)	625	10.30		6	4.10	(^)	0.35	(^)	3.00

Growth and Income Subaccount (4)	5,939	8.00		48	1.65	(^)	0.35	(^)	(20.00)

Mid Cap Value Subaccount (2)	810	8.42		7	1.48	(^)	0.35	(^)	(15.80)

MFS Variable Insurance Trust

Mid Cap Growth Subaccount (1)	1,556	6.46		10	0.00		0.35	(^)	(35.40)

New Discovery Subaccount (1)	549	7.44		4	0.00		0.35	(^)	(25.60)

Total Return Subaccount (1)	1,311	9.40		12	0.84	(^)	0.35	(^)	(6.00)

Utilities Subaccount (2)	690	8.35		6	0.64	(^)	0.35	(^)	(16.50)

MONY Series Fund, Inc.

Government Securities Subaccount (4)	4,985	10.55		53	0.15	(^)	0.35	(^)	5.50

Long Term Bond Subaccount (9)	3,276	11.38		37	0.00		0.35	(^)	13.80

Money Market Subaccount (10)	4,930	10.09		50	1.48	(^)	0.35	(^)	0.90

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2002			For the period ended December 31, 2002
MONY Survivorship Variable Universal Life	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

The Universal Institutional Funds, Inc.

Emerging Markets Equity Subaccount (11)	395	$8.35	$3	0.00%		0.35	%(^)	(16.50)%

U.S. Real Estate Subaccount (8)	1,128	9.28	10	9.65	(^)	0.35	(^)	(7.20)

PBHG Insurance

Mid-Cap Value Subaccount (12)	3,496	8.41	29	0.00		0.35	(^)	(15.90)

Select Value Subaccount (1)	718	7.77	6	1.75	(^)	0.35	(^)	(22.30)

PIMCO Variable Insurance Trust

Global Bond Subaccount (1)	1,773	12.02	21	2.69	(^)	0.35	(^)	20.20

Real Return Subaccount (1)	5,550	11.54	64	4.10	(^)	0.35	(^)	15.40

Stocks Plus Growth and Income Subaccount (7)	2,831	8.55	24	3.75	(^)	0.35	(^)	(14.50)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period February 26, 2002 (commencement of operations) through December 31, 2002.
(2)	For the period April 12, 2002 (commencement of operations) through December 31, 2002.
(3)	For the period February 25, 2002 (commencement of operations) through December 31, 2002.
(4)	For the period March 1, 2002 (commencement of operations) through December 31, 2002.
(5)	For the period April 3, 2002 (commencement of operations) through December 31, 2002.
(6)	For the period June 25, 2002 (commencement of operations) through December 31, 2002.
(7)	For the period May 10, 2002 (commencement of operations) through December 31, 2002.
(8)	For the period May 16, 2002 (commencement of operations) through December 31, 2002.
(9)	For the period April 4, 2002 (commencement of operations) through December 31, 2002.
(10)	For the period March 7, 2002 (commencement of operations) through December 31, 2002.
(11)	For the period June 7, 2002 (commencement of operations) through December 31, 2002.
(12)	For the period May 6, 2002 (commencement of operations) through December 31, 2002.
+	Net asset value immediately prior to redemption.

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

For a unit outstanding throughout the period ended December 31, 2002:

	At December 31, 2002			For the period ended December 31, 2002
MONY Variable Universal Life	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

Alger American Fund

Balanced Subaccount (1)	32,154	$9.11	$293	1.70	%(^)	0.35	%(^)	(8.90)%
Mid Cap Subaccount (1)	25,451	7.83	199	0.00	(^)	0.35	(^)	(21.70)

Enterprise Accumulation Trust

Equity Income Subaccount (1)	19,719	8.80	173	1.99	(^)	0.35	(^)	(12.00)
Growth and Income Subaccount (2)	70,132	8.02	562	2.02	(^)	0.35	(^)	(19.80)
Growth Subaccount (2)	144,475	8.04	1,161	0.67	(^)	0.35	(^)	(19.60)
Global Socially Responsive Subaccount (3)	5,635	8.78	49	1.11	(^)	0.35	(^)	(12.20)
Managed Subaccount (2)	51,947	8.42	438	1.67	(^)	0.35	(^)	(15.80)
Multi-Cap Growth Subaccount (4)	17,257	7.04	122	0.00	(^)	0.35	(^)	(29.60)
Small Company Growth Subaccount (2)	74,685	8.00	598	0.00	(^)	0.35	(^)	(20.00)
Small Company Value Subaccount (2)	138,327	9.46	1,309	0.61	(^)	0.35	(^)	(5.40)
Total Return Subaccount (1)	46,324	10.66	494	3.49	(^)	0.35	(^)	6.60

INVESCO Variable Investment Funds

Financial Services Subaccount (4)	7,222	8.73	63	1.49	(^)	0.35	(^)	(12.70)
Health Sciences Subaccount (4)	14,402	8.13	117	0.00	(^)	0.35	(^)	(18.70)
Telecommunications Subaccount (1)	4,150	6.18	26	0.00	(^)	0.35	(^)	(38.20)

Janus Aspen Series

Capital Appreciation Subaccount (2)	40,324	8.84	357	0.40	(^)	0.35	(^)	(11.60)
Flexible Income Subaccount (4)	17,236	10.87	187	5.06	(^)	0.35	(^)	8.70
International Growth Subaccount (1)	35,612	8.01	285	1.05	(^)	0.35	(^)	(19.90)

Lord Abbet Series Funds

Bond Debenture Subaccount (1)	17,564	10.74	189	4.25	(^)	0.35	(^)	7.40
Growth and Income Subaccount (1)	46,301	8.51	394	1.40	(^)	0.35	(^)	(14.90)
Mid-Cap Value Subaccount (4)	44,015	9.39	414	1.43	(^)	0.35	(^)	(6.10)

MFS Variable Insurance Trust

Mid Cap Growth Subaccount (4)	32,344	6.51	210	0.00	(^)	0.35	(^)	(34.90)
New Discovery Subaccount (1)	20,466	7.46	153	0.00	(^)	0.35	(^)	(25.40)
Total Return Subaccount (4)	61,114	9.62	588	0.49	(^)	0.35	(^)	(3.80)
Utilities Subaccount (1)	4,366	8.71	38	1.37	(^)	0.35	(^)	(12.90)

MONY Series Fund, Inc.

Government Securities Subaccount (1)	81,889	10.55	864	0.33	(^)	0.35	(^)	5.50
Long Term Bond Subaccount (1)	39,385	11.24	443	0.20	(^)	0.35	(^)	12.40
Money Market Subaccount (1)	137,399	10.10	1,388	1.44	(^)	0.35	(^)	1.00

MONY AMERICA

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

	At December 31, 2002			For the year ended December 31, 2002
MONY Variable Universal Life	Units	Unit Values	Net Assets (000s)	Investment Income Ratio*		Expense Ratio**		Total Return***

The Universal Institutional Funds, Inc.

Emerging Markets Equity Subaccount (1)	11,791	$8.87	$105	0.00	%(^)	0.35	%(^)	(11.30)%
Global Value Equity Subaccount (5)	9,235	8.48	78	3.03	(^)	0.35	(^)	(15.20)
U.S. Real Estate Subaccount (1)	24,599	9.96	245	8.24	(^)	0.35	(^)	(0.40)

PBHG Insurance

Mid Cap Value Subaccount (1)	63,899	8.79	562	0.00	(^)	0.35	(^)	(12.10)
Select Value Subaccount (4)	29,564	8.00	236	1.81	(^)	0.35	(^)	(20.00)

PIMCO Variable Insurance Trust

Global Bond Subaccount (4)	23,589	11.97	283	2.66	(^)	0.35	(^)	19.70
Real Return Subaccount (4)	70,548	11.60	819	4.33	(^)	0.35	(^)	16.00
StocksPlus Growth and Income Subaccount (4)	87,575	8.41	737	3.97	(^)	0.35	(^)	(15.90)

*	This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the subaccount from the underlying fund, net of investment advisory fees assessed by the underlying fund’s investment adviser and other expenses of the underlying fund, divided by the average net assets of the subaccount. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net asset value per Unit. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
**	This ratio represents the annual contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to net asset value per Unit. Charges made directly to contractholder accounts by redemption of Units and expenses of the respective underlying fund are excluded from this ratio.
***	Represents the total return for the period indicated, including changes in the value of the underlying fund, and reflects deductions for all items included in the Expense Ratio. The Total Return does not include any expenses assessed through the redemption of Units; the Total Return would have been lower had such expenses been included in the calculation. Total returns for periods less than one year are not annualized.
(^)	Annualized
(1)	For the period February 7, 2002 (commencement of operations) through December 31, 2002.
(2)	For the period February 6, 2002 (commencement of operations) through December 31, 2002.
(3)	For the period February 21, 2002 (commencement of operations) through December 31, 2002.
(4)	For the period February 8, 2002 (commencement of operations) through December 31, 2002.
(5)	For the period February 20, 2002 (commencement of operations) through December 31, 2002.

MONY America

Variable Account L

NOTES TO FINANCIAL STATEMENTS (continued)

5.  Financial Highlights (continued)

Current Annual Charge+
Mortality & Expense Risk Charge	0% to 0.75%
Basic charges are assessed through reduction of unit values

Sales Charge	0%-9.0%
It is a percentage of premium paid

Tax Charge

It is a percentage of premium paid

State and local	0%-4.0%

Federal	1.25%-1.50%

Cost of Insurance Charge

Cost of Insurance rate times the net amount of risk at the beginning of the policy month. This charge is assessed through the redemption of units	Varies by gender, age, policy duration and underwriting class.

Administrative Charge—Monthly	$ 5-$31.50
Charge based on specific amount of the policy and is assessed through the redemption of units

Per $1000 (“Face”) Specified Amount Charge

This charge is deducted during the specified years and is charged per $1000 of the Specified Amount. This charge is assessed through the redemption of unit value	Varies with insured’s age, gender, smoking status and Specified Amount

Transfer Charge	$0-$25
A charge imposed on Contract holders who make transfers in excess of the number specified in the contract and assessed through the redemption of units

Optional Rider Charges

These are charges for optional riders elected and are determined in accordance with the specific terms of the relevant rider

Partial Surrender Charge	$10-$25
To obtain a part of cash value of your policy without having to surrender the policy in full and is assessed through the redemption of units

Medical Underwriting Charge

This charge is a deduction from the account value and is a flat monthly fee for applicable policies for the first three policy years. (Applicable only to Corporate Sponsored Variable Universal Life)	$5.00

Guaranteed Issue Charge

This charge is a deduction from the account value and is a flat monthly fee for the first three policy years on policies that were issued on a guaranteed issue basis. (Applicable only to Corporate Sponsored Variable Universal Life)	$3.00

Surrender charge

The charge is assessed as a redemption of fund units and is imposed upon full surrender of the Policy. It is based on a factor per $1000 of Initial Specified Amount (or on an increase in specified amount). The factors per $1000 vary by issue age, gender and risk class

Sales Fund Charge

It is a percentage of premium paid	0%-75%

+	Higher charges may be permitted by the contract.

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholder of

MONY Life Insurance Company of America

In our opinion, the accompanying balance sheets and the related statements of income and comprehensive income, statements of changes in shareholder’s equity and statements of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company of America (the “Company”) at December 31, 2003 and 2002, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 3 to the financial statements, the Company changed its method of accounting for embedded derivatives arising from the modified coinsurance arrangements and for long-lived assets in 2003 and 2002, respectively.

PRICEWATERHOUSECOOPERS LLP

New York, New York

February 4, 2004, except for matters described as subsequent events in Note 14, to which the date is March 9, 2004.

MONY LIFE INSURANCE COMPANY OF AMERICA

BALANCE SHEETS

December 31, 2003 and 2002

	2003	2002
	($ in millions)
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value (Note 6)	$1,734.0	$1,537.4
Mortgage loans on real estate (Note 8)	419.6	357.9
Policy loans	86.1	79.8
Real estate to be disposed of	—	0.1
Real estate held for investment	2.2	2.3
Other invested assets	16.7	11.4

	2,258.6	1,988.9
Cash and cash equivalents	180.4	33.2
Accrued investment income	29.5	27.9
Amounts due from reinsurers	59.6	54.0
Deferred policy acquisition costs (Note 9)	758.1	617.4
Current federal income taxes	27.7	47.6
Other assets	12.2	4.3
Separate account assets	3,504.0	2,911.3

Total assets	$6,830.1	$5,684.6

LIABILITIES AND SHAREHOLDER’S EQUITY
Future policy benefits	$186.6	$179.6
Policyholders’ account balances	1,962.4	1,612.0
Other policyholders’ liabilities	86.3	89.2
Accounts payable and other liabilities	108.2	67.8
Note payable to affiliate	39.6	42.2
Deferred federal income taxes (Note 10)	177.4	142.6
Separate account liabilities	3,504.0	2,911.3

Total liabilities	6,064.5	5,044.7
Commitments and contingencies (Note 14)
Common stock $1.00 par value; 5.0 million shares authorized, 2.5 million shares issued and outstanding	2.5	2.5
Capital in excess of par	599.7	499.7
Retained earnings	139.2	113.0
Accumulated other comprehensive income	24.2	24.7

Total shareholder’s equity	765.6	639.9

Total liabilities and shareholder’s equity	$6,830.1	$5,684.6

See accompanying notes to financial statements.

MONY LIFE INSURANCE COMPANY OF AMERICA

STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

Years Ended December 31, 2003, 2002, and 2001

	2003	2002	2001
	($ in millions)
Revenues:
Universal life and investment-type product policy fees	$166.2	$153.8	$159.7
Premiums	125.7	89.5	56.3
Net investment income (Note 5)	118.5	107.5	91.2
Net realized gains/(losses) on investments (Note 5)	17.3	(10.2)	5.3
Other income	27.0	16.8	17.9

	454.7	357.4	330.4

Benefits and Expenses:
Benefits to policyholders	156.8	127.8	97.9
Interest credited to policyholders’ account balances	91.5	75.8	65.9
Amortization of deferred policy acquisition costs	55.2	81.8	62.1
Other operating costs and expenses	120.0	97.1	101.3

	423.5	382.5	327.2

Income/(loss) from continuing operations before income taxes	31.2	(25.1)	3.2
Income tax expense/(benefit)	4.9	(8.8)	1.4

Income/(loss) from continuing operations	26.3	(16.3)	1.8
Discontinued operations: loss from real estate to be disposed of, net of income tax benefit of $0.0 million and $0.4 million for the years ended December 31, 2003 and 2002, respectively	(0.1)	(0.8)	—

Net income/(loss)	26.2	(17.1)	1.8
Other comprehensive (loss)/income, net (Note 5)	(0.5)	20.0	5.7

Comprehensive income	$25.7	$2.9	$7.5

See accompanying notes to financial statements.

MONY LIFE INSURANCE COMPANY OF AMERICA

STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

Years Ended December 31, 2003, 2002 and 2001

	Common Stock	Capital In Excess of Par	Retained Earnings	Accumulated Other Comprehensive Income/(Loss)	Total Shareholder’s Equity
	($ in millions)
Balance, December 31, 2000	$2.5	$249.7	$128.3	$(1.0)	$379.5
Capital contributions		100.0			100.0
Comprehensive income:
Net income			1.8		1.8
Other comprehensive income:
Unrealized gains on investments, net of unrealized losses, reclassification adjustments, and taxes (Note 5)				5.7	5.7

Comprehensive income					7.5

Balance, December 31, 2001	2.5	349.7	130.1	4.7	487.0
Capital contributions		150.0			150.0
Comprehensive income:
Net loss			(17.1)		(17.1)
Other comprehensive income:
Unrealized gains on investments, net of unrealized losses, reclassification adjustments, and taxes (Note 5)				20.0	20.0

Comprehensive income					2.9

Balance, December 31, 2002	2.5	499.7	113.0	24.7	639.9
Capital contributions		100.0			100.0
Comprehensive income:
Net income			26.2		26.2
Other comprehensive income:
Unrealized losses on investments, net of unrealized gains, reclassification adjustments, and taxes (Note 5)				(0.5)	(0.5)

Comprehensive income					25.7

Balance, December 31, 2003	$2.5	$599.7	$139.2	$24.2	$765.6

See accompanying notes to financial statements.

MONY LIFE INSURANCE COMPANY OF AMERICA

STATEMENTS OF CASH FLOWS

Years Ended December 31, 2003, 2002 and 2001

	2003	2002	2001
	($ in millions)
Cash flows from operating activities (Note 3):
Net income/(loss)	$26.2	$(17.1)	$1.8
Adjustments to reconcile net income/(loss) to net cash used in operating activities:
Interest credited to policyholders’ account balances	84.5	72.5	64.7
Universal life and investment-type product policy fee income	(67.6)	(66.9)	(74.6)
Capitalization of deferred policy acquisition costs	(193.7)	(172.6)	(157.8)
Amortization of deferred policy acquisition costs	55.2	81.8	62.1
Provision for depreciation and amortization	0.7	(2.0)	5.0
Provision for deferred federal income taxes	35.0	46.8	33.6
Net realized (gains)/losses on investments	(17.3)	10.2	(5.3)
Non-cash distributions from investments	(0.6)	(0.5)	—
Change in other assets, accounts payable and other liabilities	25.2	(40.6)	39.2
Change in future policy benefits	7.0	22.8	22.1
Change in other policyholders’ liabilities	(2.8)	12.0	8.3
Change in current federal income taxes payable	19.9	(19.7)	(13.1)
Loss on discontinued real estate operations	0.1	1.2	—

Net cash used in operating activities	(28.2)	(72.1)	(14.0)

Cash flows from investing activities:
Sales, maturity securities or repayments of:
Fixed maturity securities	358.7	258.3	280.9
Mortgage loans on real estate	80.1	48.6	60.3
Other invested assets	0.3	2.6	0.1
Acquisitions of investments:
Fixed maturity securities	(548.5)	(505.6)	(371.5)
Mortgage loans on real estate	(139.1)	(276.2)	(76.7)
Other invested assets	(0.6)	(1.3)	(7.1)
Policy loans, net	(6.3)	(8.2)	(2.2)

Net cash used in investing activities	$(255.4)	$(481.8)	$(116.2)

Cash flows from financing activities:
Proceeds of demand note payable to affiliate	$—	$121.0	$—
Repayment of demand note payable to affiliate	—	(121.0)	—
Repayment of note payable to affiliate	(2.6)	(2.4)	(2.3)
Receipts from annuity and universal life policies credited to policyholders’ account balances	872.2	876.8	824.6
Return of policyholders’ account balances on annuity policies and universal life policies	(538.8)	(539.9)	(700.3)
Capital contributions	100.0	150.0	6.0

Net cash provided by financing activities	430.8	484.5	128.0

Net increase/(decrease) in cash and cash equivalents	147.2	(69.4)	(2.2)
Cash and cash equivalents, beginning of year	33.2	102.6	104.8

Cash and cash equivalents, end of year	$180.4	$33.2	$102.6

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Income taxes	$(27.4)	$(36.9)	$(19.1)
Interest	$2.8	$4.1	$3.1
Schedule of non-cash financing activities:
Capital contribution of bonds from MONY Life	$—	$—	$94.1

See accompanying notes to financial statements.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS

1. Organization and Description of Business:

MONY Life Insurance Company of America (the “Company” or “MLOA”), an Arizona stock life insurance company, is a wholly-owned subsidiary of MONY Life Insurance Company (“MONY Life”), formerly The Mutual Life Insurance Company of New York, which converted from a mutual life insurance company to a stock life insurance company on November 16, 1998. MONY Life is a wholly-owned subsidiary of MONY Holdings, LLC (“MONY Holdings”), a downstream holding company formed by The MONY Group Inc. (the “MONY Group”) on February 27, 2002. On April 30, 2002, MONY Group transferred all of its ownership interest in MONY Life to MONY Holdings.

The Company’s primary business is to provide life insurance, annuities, and corporate-owned and bank-owned life insurance (“COLI and BOLI”) to business owners, growing families, and pre-retirees. The Company distributes its products and services through Retail and Wholesale distribution channels. The Company’s Retail distribution channels are comprised of (i) the career agency sales force operated by MONY Life and (ii) Trusted Securities Advisors Corporation (“Trusted Advisors”), now a division of MONY Securities Corporation (a wholly-owned subsidiary of MONY Life). The Company’s Wholesale channel is comprised of: (i) MONY Partners, a division of MONY Life, and (ii) MONY Life’s corporate marketing team which markets COLI and BOLI products. These products are sold in 49 states (not including New York), the District of Columbia and Puerto Rico.

2. Merger:

On September 17, 2003, MONY Group entered into an Agreement and Plan of Merger with AXA Financial, Inc. (“AXA Financial”), and AIMA Acquisition Co. (“AIMA”), which was subsequently amended on February 22, 2004 (hereafter referred to collectively as the “AXA Agreement”), pursuant to which MONY Group will become a wholly-owned subsidiary of AXA Financial in a cash transaction valued at approximately $1.5 billion. Under the terms of the AXA Agreement, which has been approved by the boards of directors of AXA Financial and MONY Group, MONY Group’s shareholders will receive $31.00 for each share of MONY Group’s common stock. The acquisition contemplated by the AXA Agreement is subject to various regulatory approvals and other customary conditions, including the approval of MONY Group’s shareholders. A special meeting of MONY Group’s shareholders is scheduled for May 18, 2004 to vote on the proposed acquisition of MONY Group by AXA Financial. The transaction is expected to close in the second quarter of 2004. See Note 14 for further information regarding the pending merger transaction.

3. Summary of Significant Accounting Policies:

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. The most significant estimates made in conjunction with the preparation of the Company’s financial statements include those used in determining: (i) deferred policy acquisition costs, (ii) the liability for future policy benefits, (iii) valuation allowances for mortgage loans and impairment writedowns for other invested assets, (iv) costs associated with contingencies, and (v) litigation and restructuring charges. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

Valuation of Investments and Realized Gains and Losses

The Company’s fixed maturity securities are classified as available-for-sale and are reported at estimated fair value. The Company’s equity securities are comprised of investments in venture capital limited partnerships. The Company’s investments in venture capital limited partnerships are accounted for in accordance with the equity method of accounting or at estimated fair value (with changes in fair value recorded in other comprehensive income) depending upon the Company’s percentage ownership of the partnership and the date it was acquired. In general, partnership interests acquired after May 18, 1995 are accounted for in accordance with the equity method of accounting if the Company’s ownership interest in the partnership exceeds 3 percent, whereas, if the partnership was acquired prior to May 18, 1995, the equity method would be applied only if the Company’s ownership interest is 20 percent or greater. In the unlikely event that the Company’s ownership interest in a partnership exceeded 50 percent the partnership would be consolidated. In all other circumstances, the Company accounts for its investments in venture capital limited partnerships at estimated fair value. Because the underlying partnerships are required under GAAP to mark their investment portfolios to market and report changes in such market value through their earnings, the Company’s earnings will reflect its pro rata share of such mark to market adjustment if it accounts for the partnership investment under the equity method. With respect to partnerships accounted for at fair value, there will be no impact on the Company’s earnings until: (i) the underlying investments held by the partnership are distributed to the Company, or (ii) the underlying investments held by the partnership are sold by the partnership and the proceeds distributed to the Company, or (iii) an impairment of the Company’s investment in the partnership is determined to exist. Unrealized gains and losses on fixed maturity securities and common stocks are reported as a separate component of other comprehensive income, net of deferred income taxes and an adjustment for the effect on deferred policy acquisition costs that would have occurred if such gains and losses had been realized. The cost of all fixed maturity securities and common stock is adjusted for impairments in value deemed to be other than temporary. These adjustments are reflected as realized losses on investments. Realized gains and losses on sales of investments are determined on the basis of specific identification.

Mortgage loans on real estate are stated at their unpaid principal balances, net of valuation allowances. Valuation allowances are established for the excess of the carrying value of a mortgage loan over its estimated fair value when the loan is considered to be impaired. Mortgage loans are considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. Estimated fair value is based on either the present value of expected future cash flows discounted at the loan’s original effective interest rate, or the loan’s observable market price (if considered to be a practical expedient), or the fair value of the collateral if the loan is collateral dependent and if foreclosure of the loan is considered probable. The provision for loss is reported as a realized loss on investment. Loans in foreclosure and loans considered to be impaired, other than restructured loans, are placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in investment income in the period received. Interest income on restructured mortgage loans is accrued at the restructured loans’ interest rate.

Real estate held for investment, as well as related improvements, is generally stated at cost less depreciation. Depreciation is determined using the straight-line method over the estimated useful life of the asset, which may range from 5 to 40 years. Cost is adjusted for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Impairment losses are based on the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Impairment losses on real estate held for investment are reported as realized gains or losses on investments.

Real estate investments meeting the following criteria are classified as “real estate to be disposed of” in the Company’s balance sheet and the results therefrom are reported as “Discontinued Operations” in the Company’s

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

statement of income and comprehensive income as a result of the Company’s adoption in 2002 of the Financial Accounting Standard Board’s (“FASB”) Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”):

•	Management, having the authority to approve the action, commits the organization to a plan to sell the property.

•	The property is available for immediate sale in its present condition subject only to terms that are usual and customary for sales of such assets.

•	An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.

•	The sale of the asset is probable, and transfer of the asset is expected to qualify for recognition as a completed sale, within one year.

•	The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.

•	Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

Real estate to be disposed of is carried at the lower of its carrying value at the time of classification as “to be disposed of” or fair value less estimated selling costs.

Policy loans are carried at their unpaid principal balances.

Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments with an original maturity of three months or less.

Recognition of Insurance Revenue and Related Benefits

Premiums from universal life and investment-type contracts are reported as deposits to policyholders’ account balances. Revenue from these types of products consists of amounts assessed during the period against policyholders’ account balances for policy administration charges, cost of insurance and surrender charges, and mortality and expense charges on variable contracts. Policy benefits charged to expense include benefit claims incurred in the period in excess of the related policyholders’ account balance.

Premiums from non-participating term life and annuity policies with life contingencies are recognized as premium income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Deferred Policy Acquisition Costs (“DPAC”)

The costs of acquiring new business, principally commissions, underwriting, agency, and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred.

For universal life products and investment-type products, DPAC is amortized over the expected life of the contracts (ranging from 15 to 30 years) as a constant percentage based on the present value of estimated gross profits expected to be realized over the life of the contracts using the initial locked-in discount rate. For non-participating term policies, DPAC is amortized over the expected life of the contracts (ranging from 10 to 20 years) in proportion to premium revenue recognized. The discount rate for all products is 8%. Estimated gross profits arise principally from investment results, mortality and expense margins and surrender charges.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

The Company conducts programs from time to time that allow annuity contract holders to exchange older annuity contracts for new annuity products sold at no cost. The Company has determined that the old and new products are substantially similar and, as such, the Company retains previously recorded DPAC related to the exchanged contract.

DPAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. The effect on the amortization of DPAC of revisions in estimated experience is reflected in earnings in the period such estimates are revised. In addition, the effect on the DPAC asset that would result from the realization of unrealized gains (losses) is recognized through an offset to Other Comprehensive Income as of the balance sheet date.

Policyholders’ Account Balances and Future Policy Benefits

Policyholders’ account balances for universal life and investment-type contracts represent an annuity of gross premium payments plus credited interest less expense and mortality charges and withdrawals. The weighted average interest crediting rate for universal life products was approximately 5.5%, 5.6% and 5.9% for the years ended December 31, 2003, 2002 and 2001, respectively. The weighted average interest crediting rate for investment-type products was approximately 4.7%, 4.9% and 5.0% for each of the years ended December 31, 2003, 2002 and 2001, respectively.

GAAP reserves for non-participating term life policies are calculated using a net level premium method on the basis of actuarial assumptions equal to expected investment yields, mortality, terminations, and expenses applicable at the time the insurance contracts are made, including a provision for the risk of adverse deviation.

Stock-Based Compensation

SFAS No. 123, Accounting for Stock-Based Compensation (“SFAS 123”), issued in October 1995, prescribes accounting and reporting standards for employee stock-based compensation plans, as well as transactions in which an entity issues equity instruments to acquire goods or services from non-employees. However, for employee stock based compensation plans, SFAS 123 permits companies, at their election, to continue to apply the accounting prescribed by Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (APB 25), which was issued and effective since 1972. SFAS 123 provides no similar election with respect to transactions in which an entity issues equity instruments to acquire goods or services from non-employees. For companies electing to apply the accounting prescribed by APB 25 to their employee stock-based compensation plans, SFAS 123 requires that pro forma disclosure be made of net income and earnings per share as if the fair value accounting prescribed by SFAS 123 had been adopted.

Although the Company has no employees, under a service agreement with MONY Life the Company is charged for services, including personnel services and employee benefits, provided by MONY Life employees on the Company’s behalf. MONY Life elected to apply the accounting prescribed by APB 25 to option grants to employees and, accordingly, make the aforementioned pro forma disclosures. Based on the definition of an “employee” prescribed in the Internal Revenue Code, MONY Life’s career financial professionals do not qualify as employees. The following table reflects the effect on net income of the Company as if the accounting prescribed by SFAS 123 had been applied by MONY Life to the options granted to employees and outstanding as at December 31, 2003, 2002 and 2001:

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

	For the years ended December 31
	2003	2002	2001
	($ in millions)
Net income/(loss), as reported	$26.2	$(17.1)	$1.8
Less: Total stock-based employee compensation determined under the fair value method of accounting, net of tax	(2.8)	(2.6)	(2.2)

Pro forma net income/(loss)	$23.4	$(19.8)	$(0.4)

Federal Income Taxes

The Company files a consolidated federal income tax return with its parent, MONY Life, and with MONY Life’s other life and non-life subsidiaries. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

The method of allocation between the companies is subject to written agreement, approved by the Board of Directors. The allocation of federal income taxes will be based upon separate return calculations with current credit for losses and other federal income tax credits provided to the life insurance members of the affiliated group. Intercompany balances are settled annually in the fourth quarter of the year in which the return is filed.

Reinsurance

The Company has reinsured certain of its life insurance and annuity business with life contingencies under various agreements with other insurance companies. Amounts due from reinsurers are estimated based on assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Policy and contract liabilities are reported gross of reserve credits. Gains on reinsurance are deferred and amortized into income over the remaining life of the underlying reinsured contracts.

In determining whether a reinsurance contract qualifies for reinsurance accounting, SFAS No. 113 “Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts” requires that there be a “reasonable possibility” that the reinsurer may realize a “significant loss” from assuming insurance risk under the contract. In making this assessment, the Company projects the results of the policies reinsured under the contract under various scenarios and assesses the probability of such results actually occurring. The projected results represent the present value of all the cash flows under the reinsurance contract. The Company generally defines a “reasonable possibility” as having a probability of at least 10.0%. In assessing whether the projected results of the reinsured business constitute a “significant loss”, the Company considers: (i) the ratio of the aggregate projected loss, discounted at an appropriate rate of interest (the “aggregate projected loss”), to an estimate of the reinsurer’s investment in the contract, as hereafter defined, and (ii) the ratio of the aggregate projected loss to an estimate of the total premiums to be received by the reinsurer under the contract discounted at an appropriate rate of interest.

The reinsurer’s investment in a reinsurance contract consists of amounts paid to the ceding company at the inception of the contract (e.g. expense allowances and the excess of liabilities assumed by the reinsurer over the assets transferred to the reinsurer under the contract) plus the amount of capital required to support such business consistent with prudent business practices, regulatory requirements, and the reinsurer’s credit rating. The Company estimates the capital required to support such business based on what it considers to be an appropriate level of risk-based capital in light of regulatory requirements and prudent business practices.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

Separate Accounts

Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent that the value of such assets exceeds the separate account liabilities. Investments held in separate accounts and liabilities of the separate accounts are reported separately as assets and liabilities. Substantially all separate account assets and liabilities are reported at estimated fair value. Investment income and gains or losses on the investments of separate accounts accrue directly to contract holders and, accordingly, are not reflected in the Company’s statements of income and cash flows. Fees charged to the separate accounts by the Company (including mortality charges, policy administration fees and surrender charges) are reflected in the Company’s revenues.

Statements of Cash Flows — Non-cash Transactions

The Company received $94.1 million in bonds and $5.9 million in cash during 2001 as a capital contribution from MONY Life.

New Accounting Pronouncements Adopted as of December 31, 2003

On January 1, 2001 the Company adopted SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”). SFAS 133 requires all derivatives to be recognized in the statement of financial position as either assets or liabilities and measured at fair value. The corresponding derivative gains and losses are reported based on the hedge relationship that exists, if there is one. Changes in the fair value of derivatives that are not designated as hedges or that do not meet the hedge accounting criteria in SFAS 133, are required to be reported in earnings. The Company’s use of derivative instruments is not significant and accordingly, adoption of the standard did not have a material effect on the Company’s results of operations or financial position.

On January 1, 2001 the Company adopted SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, a replacement of SFAS No. 125 (“SFAS 140”). SFAS 140 specifies the accounting and reporting requirements for securitizations and other transfers of financial assets and collateral, recognition and measurement of servicing assets and liabilities, and the extinguishment of liabilities. Adoption of the new requirements did not have a material effect on the Company’s results of operations or financial position.

On July 1, 2001, the Company adopted SFAS No. 141, Business Combinations (“SFAS 141”). SFAS 141 addresses the financial accounting and reporting for all business combinations. This statement requires that all business combinations be accounted for under the purchase method of accounting, abolishes the use of the pooling-of-interest method, requires separate recognition of intangible assets that can be identified and named, and expands required disclosures. All of the Company’s past business combinations have been accounted for under the purchase accounting method. The provisions of this statement apply to all business combinations initiated after June 30, 2001. The adoption of SFAS 141 did not have a material effect on the Company’s results of operations or financial position.

On January 1, 2002 the Company adopted SFAS No. 142, Goodwill and Other Intangible Assets (“SFAS 142”). SFAS 142 provides that goodwill and intangible assets that have indefinite useful lives will not be amortized but rather will be tested at least annually for impairment. This Statement provides specific guidance for testing the impairment of goodwill and intangible assets. The adoption of SFAS 142 did not have a material effect on the Company’s results of operations or financial position.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

On January 1, 2002 the Company adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets (“SFAS 144”). This statement establishes a single accounting model for the impairment or disposal of long-lived assets, including assets to be held and used, assets to be disposed of by other than sale, and assets to be disposed of by sale. SFAS 144 retains many of the same provisions as SFAS 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of” (“SFAS 121”). In addition to retaining the SFAS 121 requirements, SFAS 144 requires companies to present the results of operations of components of the entity that are held for sale as discontinued operations in the statement of income and comprehensive income. The Company had real estate that meets the definition of a component of the entity. Substantially all of the Company’s real estate to be disposed of resulted from disposal activities initiated prior to the effective date of SFAS 144. The carrying value of real estate to be disposed of at December 31, 2003 and 2002 was $0.0 million and $0.1 million, respectively. The Company’s pretax loss from real estate to be disposed of for the years ended December 31, 2003 and 2002, which is reported in the Company’s statement of income and comprehensive income as a discontinued operation, was $0.1 million and $1.2 million, respectively.

In December 2002, the FASB issued SFAS No. 148 Accounting for Stock-Based Compensation—Transition and Disclosure and amendment of FASB Statement No. 123 (“SFAS 148”). This Statement amends SFAS No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. It also amends the disclosure provisions of that Statement to require prominent disclosure about the effects on reported net income of an entity’s accounting policy decisions with respect to stock-based employee compensation. Finally, SFAS 148 amends APB Opinion No. 28, Interim Financial Reporting, to require disclosure about those effects in interim financial information. The disclosure provisions for SFAS 148 were effective for interim periods beginning after December 15, 2002. The transition provisions of SFAS 148 were effective for financial statements for fiscal years ending after December 31, 2002. As of December 31, 2003, the Company has not adopted the fair value based method of accounting for stock based compensation.

In April 2003, the FASB issued SFAS 133 Implementation Issue B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments (“DIG B36”). DIG B36 addresses the need to separately account for an embedded derivative within a reinsurer’s receivable and ceding company’s payable arising from modified coinsurance or similar arrangements. Paragraph 12(a) of SFAS 133 indicates that an embedded derivative must be separated from the host contract (“bifurcated”) if the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract. DIG B36 concludes that bifurcation is necessary in a modified coinsurance arrangement because the yield on the receivable and payable is based on a specified proportion of the ceding company’s return on either its general account assets or a specified block of those assets, rather than the overall creditworthiness of the ceding company. The effective date of implementation was the first day of the first fiscal quarter beginning after September 15, 2003, with earlier application as of the beginning of a fiscal quarter permitted. The adoption of DIG B36 on October 1, 2003 resulted in the recognition of a realized gain of $7.1 million and a corresponding SWAP asset of $7.1 million. For the year ended December 31, 2003 a realized gain of $6.5 million is recorded in the Company’s statement of income and comprehensive income under the caption “net realized gains/(losses) on investments” and a corresponding SWAP asset of $5.5 million is recorded in the Company’s balance sheet for 2003 under the caption “other invested assets”.

In May 2003, the FASB issued SFAS No. 150 Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity (“SFAS 150”). SFAS 150 changes the accounting for certain financial instruments that, under previous guidance, could be classified as equity or “mezzanine” equity, by now

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

requiring those instruments to be classified as liabilities (or assets in some circumstances) in the statement of financial position. Further, SFAS 150 requires disclosure regarding the terms of those instruments and settlement alternatives. SFAS 150 affects an entity’s classification of the following free-standing instruments: (i) mandatory redeemable instruments, (ii) financial instruments to repurchase an entity’s own equity instruments, and (iii) financial instruments embodying obligations that the issuer must or could choose to settle by issuing a variable number of its shares or other equity instruments based solely on (a) a fixed monetary amount known at inception or (b) something other than changes in its own equity instruments. SFAS 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety. The guidance in SFAS 150 was generally effective for all financial instruments entered into or modified after May 31, 2003, and was otherwise effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of SFAS 150 did not have a material impact on the Company’s results of operations and financial position.

In October 2003, the FASB finalized the proposed FASB Staff Position 46-e Effective Date of Interpretation 46 (“FIN 46”), for Certain Interests Held by a Public Entity (“Staff Position 46-e”). Staff Position 46-e defers the latest date by which all public entities must apply SFAS Interpretation No. 46 Consolidation of Variable Interest Entities (“Interpretation 46”), to the first reporting period ending after December 15, 2003. Interpretation 46 represents an interpretation of Accounting Research Bulletin No. 51 (“ARB 51”), “Consolidated Financial Statements”. ARB 51 requires that a company’s consolidated financial statements include subsidiaries in which the Company has a majority voting interest. However, the voting interest approach is not effective in identifying controlling financial interests in entities (referred to as “variable interest entities”) that are not controllable through voting interests or in which the equity investors do not bear the residual economic risks. Interpretation 46 provides guidance on identifying variable interest entities and on assessing whether a Company’s investment in a variable interest entity requires consolidation thereof. Interpretation 46 was initially effective in January 2003 for investments made in variable interest entities after January 31, 2003 and it was effective in the first fiscal year or interim period beginning after June 15, 2003 for investments in variable interest entities made prior to February 1, 2003. The deferral applied to all variable interest entities and potential variable interest entities, both financial and non-financial in nature. Variable interest entities that were previously consolidated in issued financial statements under Interpretation 46 will not be unconsolidated. The adoption of Interpretation 46 did not have a material impact on the Company’s results of operations and financial position.

In December 2003, the FASB issued SFAS No. 132 (revised 2003) Employers’ Disclosures about Pensions and Other Postretirement Benefits (“SFAS 132 – 2003”). SFAS 132-2003 improves the financial statement disclosures for defined benefit plans contained in SFAS No. 132 Employers’ Disclosures about Pensions and Other Postretirement Benefits (“SFAS 132”), which it replaces, and requires additional disclosures about the assets, obligations, cash flows, and net periodic benefit cost of defined benefit pension plans and other defined benefit postretirement plans. The additional disclosures will include information describing the types of plan assets, investment strategy, measurement date(s), plan obligations, cash flows, and components of net periodic benefit cost recognized during interim periods. SFAS 132-2003 does not change the measurement or recognition of pension plans and other postretirement benefit plans required by SFAS 87 Employers’ Accounting for Pensions, SFAS 88 Employers’ Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits and SFAS 106 Employers’ Accounting for Postretirement Benefits Other Than Pensions. The disclosure provisions for SFAS 132-2003, effective for financial statements with fiscal years ending after December 15, 2003, did not impact the Company’s financial statement disclosures.

New Accounting Pronouncements Not Yet Adopted as of December 31, 2003

In July 2003 the American Institute of Certified Public Accountants issued Statement of Position 03-1 Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contracts and

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

for Separate Accounts (“SOP 03-1”). SOP 03-1 provides guidance relating to (i) separate account presentation, (ii) accounting for an insurance enterprise’s interest in separate accounts, (iii) gains and losses on the transfer of assets from the general account, (iv) liability valuation, (v) return based on a contractually referenced pool of assets or index, (vi) determining the significance of mortality and morbidity risk and classification of contracts that contain death or other insurance benefit features, (vii) accounting for contracts that contain death or other insurance benefit features, (viii) accounting for reinsurance and other similar contracts, (ix) accounting for annuitization benefits, (x) sales inducements to contract holders, and (xi) disclosures in the financial statements of an insurance enterprise regarding (a) separate account assets and liabilities, (b) the insurance enterprise’s accounting policy for sales inducements, and (c) the nature of the liabilities and methods and assumptions used in estimating any contract benefits recognized in excess of the account balance. SOP 03-1 is effective for financial statements for fiscal years beginning after December 15, 2003, with earlier adoption encouraged. The adoption of SOP 03-1 will result in an additional liability for Guaranteed Minimum Death Benefits of approximately $0.6 million at January 1, 2004. This increase in reserves will be partially offset by a decrease in DPAC amortization due to lower profit margins as a result of the increased reserves. The adoption of SOP 03-1 is not expected to have any other material impact on the Company’s results of operations and financial position.

In December 2003, the FASB issued SFAS Interpretation No. 46-Revised Consolidation of Variable Interest Entities (“Interpretation 46R”), which incorporates a number of modifications and changes to Interpretation 46 (see – New Accounting Pronouncements Adopted as of December 31, 2003, above). Interpretation 46R clarifies some of the requirements of Interpretation 46, eases some of its implementation problems, and adds new scope exceptions and applicability judgments. Interpretation 46R is effective for reporting periods ending after December 15, 2003 for investments in variable interest entities considered to be special-purpose entities. The implementation of Interpretation 46R for all other investments in variable interest entities is required for reporting periods ending after March 15, 2004, with early adoption permitted. The adoption of FIN 46R is not expected to have a material impact on the Company’s results of operations and financial position.

4. Related Party Transactions:

MONY Life has a guarantee outstanding to one state that the statutory surplus of the Company will be maintained at amounts at least equal to the minimum surplus for admission to that state.

The Company has a service agreement with MONY Life whereby MONY Life provides personnel services, employee benefits, facilities, supplies and equipment to the Company to conduct its business. The associated costs related to the service agreement are allocated to the Company based on methods that management believes are reasonable, including a review of the nature of such costs and time studies analyzing the amount of employee compensation costs incurred by the Company. For the years ended December 31, 2003, 2002 and 2001, the Company incurred expenses of $73.8 million, $61.8 million and $67.9 million, as a result of such allocations. At December 31, 2003 and 2002 the Company had a payable to MONY Life in connection with this service agreement of $13.1 million and $17.2 million, respectively, which is reflected in “Accounts Payable and Other Liabilities” on the Company’s balance sheet.

The Company has an investment advisory agreement with MONY Life whereby MONY Life provides investment advisory services with respect to the investment and management of the Company’s investment portfolio. The amount of expenses incurred by the Company related to this agreement was $1.0 million, $0.7 million and $0.8 million for each of the years ended December 31, 2003, 2002 and 2001, respectively. In addition, the Company had a payable to MONY Life related to this agreement of approximately $0.1 million and $0.1 million at December 31, 2003 and 2002, respectively, which is included in “Accounts Payable and Other Liabilities” on the Company’s balance sheet.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

In addition to the agreements discussed above, the Company has various other service and investment advisory agreements with MONY Life and affiliates of the Company. The amount of expenses incurred by the Company related to these agreements was $4.5 million, $3.2 million and $3.6 million for the years ended December 31, 2003, 2002, and 2001, respectively. In addition, the Company recorded an intercompany payable of $0.4 million and $0.4 million at December 31, 2003 and 2002, respectively, related to these agreements, which is included in “Accounts Payable and Other Liabilities” on the Company’s balance sheet.

In 1997, the Company entered into a 17-year lease with the New York City Industrial Development Agency (“NY IDA”). NY IDA issued bonds to the Company, for the benefit of MONY Life’s consolidation of site locations to New York City. Debt service under the bonds is funded by lease payments by MONY Life to the bond trustee for the benefit of the bondholder. At December 31,2003, the carrying value of IDA bonds outstanding was $1.2 million. Lease payments for NY IDA were $0.1 million, $0.2 million and $0.2 million for the years ended, December 31, 2003, 2002 and 2001.

The Company entered into a modified coinsurance agreement with U.S. Financial Life Insurance Company (“USFL”), an affiliate, effective January 1, 1999, whereby the Company agreed to reinsure 90.0% of all level term life insurance policies written by USFL after January 1, 1999. Effective January 1, 2000, this agreement was amended to reinsure 90.0% of all term life and universal life insurance policies written by USFL after January 1, 2000. A second amendment, effective April 1, 2001, added a new series of term life insurance policies issued by USFL and a DPAC tax provision. Under the agreement, the Company will share in all premiums and benefits for such policies based on the 90% quota share percentage, after consideration of existing reinsurance agreements previously in force on this business. In addition, the Company will reimburse USFL for its quota share of expense allowances, as defined in the agreement. At December 31, 2003 and 2002, the Company recorded a payable of $17.2 million and $15.2 million, respectively, to USFL in connection with this agreement which is included in “Accounts Payable and Other Liabilities” on the Company’s balance sheet.

The Company recorded capital contributions from MONY Life of $100.0 million, $150.0 million and $100.0 million for the years ended December 31, 2003, 2002 and 2001, respectively.

On March 5, 1999, the Company borrowed $50.5 million from MONY Benefits Management Corp. (“MBMC”), an affiliate, in exchange for a note payable in the same amount. The note bears interest at 6.75% per annum and matures on March 5, 2014. Principal and interest are payable quarterly to MBMC. The carrying value of the note as of December 31, 2003 is $39.6 million.

On May 29, 2002, the Company borrowed $121.0 million from the MONY Group in exchange for a demand note payable in the same amount. The note bore interest at a floating rate equal to Federal Funds Rate +0.15% per annum and had an original maturity date of May 28, 2003. The Company repaid the entire principal outstanding on the demand note plus interest of $1.2 million during the fourth quarter of 2002.

On August 30, 2002, the Company purchased eleven commercial mortgage loans from MONY Life. The purchase price for the mortgages was determined based on fair market value aggregating $148.6 million, which consisted of $146.8 million in principal and $1.8 million in premium. These mortgage loans are included in “Mortgage Loans on Real Estate” on the Company’s balance sheet.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

5. Investment Income, Realized and Unrealized Investment Gains/(Losses), and Other Comprehensive Income:

Net investment income for the years ended December 31, 2003, 2002 and 2001 was derived from the following sources:

	2003	2002	2001
	($ in millions)
Fixed maturity securities	$94.1	$87.3	$76.0
Mortgage loans on real estate	29.6	14.8	8.9
Policy loans	5.5	6.3	4.3
Other investments (including cash & cash equivalents)	0.9	3.0	6.5

Total investment income	130.1	111.4	95.7
Investment expenses	11.6	3.9	4.5

Net investment income	$118.5	$107.5	$91.2

Net realized gains/(losses) on investments for the years ended December 31, 2003, 2002 and 2001 are summarized as follows:

	2003	2002	2001
	($ in millions)
Fixed maturity securities	$8.1	$(7.4)	$4.7
Mortgage loans on real estate	3.5	(2.2)	0.8
Other invested assets	5.7	(0.6)	(0.2)

Net realized gains/(losses) on investments	$17.3	$(10.2)	$5.3

The net change in unrealized investment gains/(losses) represents the only component of other comprehensive income for the years ended December 31, 2003, 2002 and 2001. Following is a summary of the change in unrealized investment gains/(losses) net of related deferred income taxes and adjustment for deferred policy acquisition costs (see Note 3), which are reflected in Accumulated Other Comprehensive Income for the periods presented:

	2003	2002	2001
	($ in millions)
Change in unrealized gains/(losses) on investments, net
Fixed maturity securities	$(2.9)	$68.9	$23.5

Subtotal	(2.9)	68.9	23.5
Effect on unrealized gains/(losses) on investments attributable to:
DPAC	2.2	(38.1)	(14.7)
Deferred federal income taxes	0.2	(10.8)	(3.1)

Change in unrealized gains/(losses) on investments, net	$(0.5)	$20.0	$5.7

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

The following table sets forth the reclassification adjustments required for the years ended December 31, 2003, 2002 and 2001 to avoid double-counting in comprehensive income items that are included as part of net income for a period that also had been part of other comprehensive income in earlier periods:

	2003	2002	2001
	($ in millions)
Reclassification Adjustments
Unrealized gains/(losses) on investments	$(4.0)	$23.2	$4.5
Reclassification adjustment for gains included in net income	3.5	(3.2)	1.2

Unrealized gains/(losses) on investments, net of reclassification adjustments	$(0.5)	$20.0	$5.7

Unrealized gains/(losses) on investments reported in the above table for the years ended December 31, 2003, 2002, and 2001, are net of income tax (benefit)/expense of $(2.5) million, $12.5 million and $3.8 million, respectively, and $4.5 million, $(40.6) million and $(17.4) million, respectively, relating to the effect of such unrealized gains/(losses) on DPAC.

Reclassification adjustments reported in the above table for the years ended December 31, 2003, 2002 and 2001 are net of income tax expense/(benefit) of $2.3 million, $(1.7) million, and $(0.7) million, respectively, and $(2.3) million, $2.5 million, and $2.8 million, respectively, relating to the effect of such amounts on DPAC.

6. Investments:

Fixed Maturity Securities Available-for-Sale

The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity securities available-for-sale as of December 31, 2003 and December 31, 2002 are as follows:

	Amortized Cost		Gross Unrealized Gains		Gross Unrealized Losses		Estimated Fair Value
	2003	2002	2003	2002	2003	2002	2003	2002
	($ in millions)
U.S. Treasury securities and obligations of U.S. Government agencies	$291.7	$187.6	$7.5	$14.7	$2.1	$0.0	$297.1	$202.3
Collateralized mortgage obligations:
Government agency-backed	7.7	16.6	0.4	1.0	—	—	8.1	17.6
Non-agency backed	0.4	14.5	—	0.8	—	—	0.4	15.3
Other asset-backed securities:
Government agency-backed	—	—	—	—	—	—	—	—
Non-agency backed	55.3	138.0	4.6	5.5	—	1.2	59.9	142.3
Public utilities	100.1	83.6	5.3	6.2	0.5	0.6	104.9	89.2
Foreign Government	—	—	—	—	—	—	—	—
Corporate	1,177.7	982.7	70.0	66.7	2.4	6.1	1,245.3	1,043.3
Affiliates	1.2	1.3	—	0.2	—	—	1.2	1.5

Total Bonds	1,634.1	1,424.3	87.8	95.1	5.0	7.9	1,716.9	1,511.5
Redeemable Preferred Stock	15.0	25.0	2.1	0.9	—	—	17.1	25.9

Total	$1,649.1	$1,449.3	$89.9	$96.0	$5.0	$7.9	$1,734.0	$1,537.4

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

The carrying value of the Company’s fixed maturity securities at December 31, 2003 and 2002 is net of cumulative impairment adjustments in value deemed to be “other than temporary” of $11.3 million and $13.1 million, respectively.

At December 31, 2003 and 2002, there were no fixed maturity securities which were non-income producing for the twelve months preceding such dates.

The Company classifies fixed maturity securities which: (i) are in default as to principal or interest payments, (ii) are to be restructured pursuant to commenced negotiations, (iii) went into bankruptcy subsequent to acquisition, or (iv) are deemed to have an “other than temporary impairment” in value, as “problem fixed maturity securities.” At December 31, 2003 and 2002, the carrying value of problem fixed maturity securities held by the Company was $41.5 million and $71.2 million, respectively. The Company defines potential problem securities in the fixed maturity category as securities of companies that are deemed to be experiencing significant operating problems or difficult industry conditions. At December 31, 2003 and 2002, the Company held no problem fixed maturity securities or fixed maturity securities that had been restructured.

The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity dates (excluding scheduled sinking funds) as of December 31, 2003 are as follows:

	2003
	Amortized Cost	Estimated Fair Value
	($ in millions)
Due in one year or less	$—	$—
Due after one year through five years	438.9	467.8
Due after five years through ten years	718.8	763.5
Due after ten years	297.8	304.6

Subtotal	1,455.5	1,535.9
Mortgage-backed and other asset-backed securities	193.6	198.1

Total	$1,649.1	$1,734.0

Fixed maturity securities that are not due at a single maturity date have been included in the preceding table in the year of final maturity. Actual maturity securities may differ from contractual maturity securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Proceeds from the sale of fixed maturity securities during 2003, 2002 and 2001 were $145.3 million, $82.8 million, and $84.5 million, respectively. Gains of $10.7 million, $4.8 million, and $4.1 million, and losses of $0.0 million, $1.0 million, and $0.0 million, were realized on these sales in 2003, 2002, and 2001, respectively.

7. Other Than Temporary Impairments:

The following table presents certain information by type of investment with respect to the Company’s gross unrealized losses on fixed maturity and equity securities at December 31, 2003, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

	Less Than 12 Months		Greater Than 12 Months		Total
	Total Market Value	Gross Unrealized Losses	Total Market Value	Gross Unrealized Losses	Total Market Value	Gross Unrealized Losses
	($ in millions)
U.S. Treasury securities and obligations of U.S. Government Agencies	$135.8	$(2.1)	$—	$—	$135.8	$(2.1)
Collateralized mortgage obligations
Government agency backed	0.5	—	—	—	0.5	—
Non government agency backed	—	—	—	—	—	—
Other asset-backed securities
Government agency backed	—	—	—	—	—	—
Non government agency backed	—	—	—	—	—	—
Foreign governments	—	—	—	—	—	—
Utilities	20.2	(0.5)	—	—	20.2	(0.5)
Corporate bonds	123.2	(2.3)	8.9	(0.1)	132.1	(2.4)
Total bonds	279.7	(4.9)	8.9	(0.1)	288.6	(5.0)

Common stocks	—	—	—	—	—	—

Total temporarily impaired securities	$279.7	$(4.9)	$8.9	$(0.1)	$288.6	$(5.0)

At December 31, 2003 there was one fixed maturity security position that had been in an unrealized loss position for more than 12 months. The aggregate gross pre-tax unrealized loss relating to this position was $0.1 million as of such date. This position, which is investment grade, was not considered “other than temporarily impaired” principally because management is of the opinion that the unrealized loss position was primarily attributable to temporary market conditions affecting the related industry sectors, as well as the fact that management’s analysis of the issuer’s financial strength supported the conclusion that the security was not “other than temporarily impaired

8. Mortgage Loans On Real Estate:

Mortgage loans on real estate at December 31, 2003 and 2002 consist of the following:

	2003	2002
	($ in millions)
Commercial mortgage loans	$320.3	$275.4
Agricultural mortgage loans	103.7	86.2

Total loans	424.0	361.6
Less: valuation allowances	(4.4)	(3.7)

Mortgage loans, net of valuation allowances	$419.6	$357.9

An analysis of the valuation allowances on mortgage loans on real estate for 2003, 2002 and 2001 is as follows:

	2003	2002	2001
	($ in millions)
Balance, beginning of year	$3.7	$1.4	$1.4
Increase in allowance	0.7	2.3	0.2
Reduction due to paydowns, payoffs, and sales	—	—	—
Transfers to real estate	—	—	(0.2)

Balance, end of year	$4.4	$3.7	$1.4

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

At December 31, 2003 and 2002 the Company had no impaired mortgage loans with valuation allowances.

Impaired mortgage loans that do not have valuation allowances are loans where the net present value of the expected future cash flows related to the loan or the fair value of the collateral equals or exceeds the recorded investment in the loan. Such loans primarily consist of restructured loans or loans on which impairment writedowns were taken prior to the adoption of SFAS No. 114, “Accounting by Creditors for Impairment of a Loan”.

During 2003, 2002 and 2001, the Company recognized $0.2 million, $0.3 million, and $0.5 million, respectively, of interest income on impaired loans.

At December 31, 2003 and 2002, there were no mortgage loans which were non-income producing for the twelve months preceding such dates.

9. Deferred Policy Acquisition Costs:

Policy acquisition costs deferred and amortized in 2003, 2002 and 2001 are as follows:

	2003	2002	2001
	($ in millions)
Balance, beginning of year	$617.4	$564.6	$483.5
Costs deferred during the year	193.7	172.6	157.8
Amortized to expense during the year	(55.2)	(81.8)	(62.1)
Effect on DPAC from unrealized gains/(losses) (see Note 3)	2.2	(38.0)	(14.6)

Balance, end of year	$758.1	$617.4	$564.6

10. Federal Income Taxes:

The Company files a consolidated federal income tax return with MONY Life and MONY Life’s other subsidiaries. Federal income taxes have been calculated in accordance with the provisions of the Internal Revenue Code of 1986, as amended. A summary of the income tax expense/(benefit) is presented below:

	2003	2002	2001
	($ in millions)
Income tax expense/(benefit):
Current	$(30.1)	$(56.0)	$(32.2)
Deferred	35.0	47.2	33.6

Income tax/(benefit) expense from continuing operations	4.9	(8.8)	1.4

Discontinued operations	—	(0.4)	—

Total	$4.9	$(9.2)	$1.4

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

Federal income taxes reported in the statements of income may be different from the amounts determined by multiplying the earnings before federal income taxes by the statutory federal income tax rate of 35.0%. The sources of the difference and the tax effects of each are as follows:

	2003	2002	2001
	($ in millions)
Tax at statutory rate	$10.9	$(8.7)	$1.4
Dividends received deduction	(3.2)	(1.0)	—
Tax settlements/accrual adjustments	(2.8)	—	—
Other	—	0.9	—

Federal income tax expense/(benefit) from continuing operations	4.9	(8.8)	1.4
Federal income tax benefit from discontinued operations	—	(0.4)	—

Provision for income tax expense/(benefit)	$4.9	$(9.2)	$1.4

The Company’s federal income tax returns for years through 1993 have been examined by the Internal Revenue Service (“IRS”). No material adjustments were proposed by the IRS as a result of these examinations. In the opinion of management, adequate provision has been made for any additional taxes that may become due pending the outcome of IRS examinations.

The components of deferred tax liabilities and assets at December 31, 2003 and 2002 are as follows:

	2003	2002
	($ in millions)
Deferred policy acquisition costs	$222.7	$178.0
Fixed maturity securities	23.2	36.8
Other, net	(4.6)	10.6

Total deferred tax liabilities	241.3	225.4

Reserves	13.7	80.7
Accrued expenses	49.7	(0.1)
Real estate and mortgages	0.5	2.2

Total deferred tax assets	63.9	82.8

Net deferred tax liability	$177.4	$142.6

The Company is required to establish a valuation allowance for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that it will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

11. Estimated Fair Value of Financial Instruments:

The estimated fair values of the Company’s financial instruments approximate their carrying amounts except for mortgage loans and investment-type contracts. The methods and assumptions utilized in estimating the fair values of the Company’s financial instruments are summarized as follows:

Fixed Maturity Securities

The estimated fair values of fixed maturity securities are based upon quoted market prices, where available. The fair values of fixed maturity securities not actively traded and other non-publicly traded securities are estimated using values obtained from independent pricing services or, in the case of private placements, by

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

discounting expected future cash flows using a current market interest rate commensurate with the credit quality and term of the investments.

Mortgage Loans on Real Estate

The fair values of mortgage loans are estimated by discounting expected future cash flows, using current interest rates for similar loans to borrowers with similar credit risk. Loans with similar characteristics are aggregated for purposes of the calculations. The fair value of mortgages in process of foreclosure is the estimated fair value of the underlying collateral. At December 31, 2003 and 2002 the fair value of mortgage loans was $445.7 million and $394.8 million, respectively.

Policy Loans

Policy loans are an integral component of insurance contracts and have no maturity dates. Management has determined that it is not practicable to estimate the fair value of policy loans.

Note Payable to Affiliate

The fair value of the note payable to affiliate is determined based on contractual cash flows discounted at markets rates.

Separate Account Assets and Liabilities

The estimated fair value of assets held in Separate Accounts is based on quoted market prices.

Investment-Type Contracts

The fair values of annuities are based on estimates of the value of payments available upon full surrender. The carrying value and fair value of annuities at December 31, 2003 were $946.1 million and $921.3 million, respectively. The carrying value and fair value of annuities at December 31, 2002 were $769.9 million and $748.3 million, respectively.

12. Reinsurance:

Life insurance business is primarily ceded on a yearly renewable term basis under various reinsurance contracts except for the level term product, which utilizes a coinsurance agreement. The Company’s retention limits on new business is $4.0 million for any one person for individual products, and $6.0 million for last survivor products.

The following table summarizes the effect of reinsurance for the years indicated:

	2003	2002	2001
	($ in millions)
Direct premiums	$57.9	$39.8	$24.4
Reinsurance assumed	88.7	63.9	41.4
Reinsurance ceded	(20.9)	(14.2)	(9.5)

Net premiums	$125.7	$89.5	$56.3

Universal life and investment-type product policy fee income ceded	$30.0	$26.3	$23.1

Policyholders’ benefits ceded	$42.6	$32.2	$26.9

Policyholders’ benefits assumed	$46.5	$24.7	$14.8

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

The Company is primarily liable with respect to ceded insurance should any reinsurer be unable to meet its obligations under these agreements. To limit the possibility of such losses, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk.

13. Securities Lending and Concentration of Credit Risk:

Securities Lending Risk

Pursuant to a securities lending agreement with a major financial institution, the Company from time to time lends securities to approved borrowers. At December 31, 2003 and 2002, securities loaned by the Company under this agreement had a carrying value of approximately $107.7 million and $186.8 million, respectively. The minimum collateral on securities loaned is 102% of the market value of the loaned securities. Such securities are marked to market on a daily basis and the collateral is correspondingly increased or decreased.

Concentration of Credit Risk

At December 31, 2003 and 2002, the Company had no single investment or series of investments with a single issuer (excluding U.S. Treasury securities and obligations of U.S. government agencies) exceeding 0.9% and 1.1% of total cash and invested assets, respectively.

The Company’s fixed maturity securities are diversified by industry type. The industries (excluding U.S. Treasury securities and obligations of U.S. government agencies) that comprise 10% or more of the carrying value of the fixed maturity securities at December 31, 2003 are consumer goods and services of $346.8 million (20.0%). At December 31, 2002, the industries (excluding U.S. Treasury securities and obligations of U.S. government agencies) that comprise 10% or more of the carrying value were consumer goods and services of $351.3 million (22.9%), and non-government asset/mortgage backed securities of $157.6 million (10.2%)

The Company holds below investment grade fixed maturity securities with a carrying value of $193.8 million at December 31, 2003. These investments consist mostly of privately issued bonds which are monitored by the Company through extensive internal analysis of the financial condition of the issuers and which generally include protective debt covenants. At December 31, 2002, the carrying value of the Company’s investments in below investment grade fixed maturity securities amounted to $245.1 million.

The Company has investments in commercial and agricultural mortgage loans. The locations of properties collateralizing mortgage loans at December 31, 2003 and 2002 are as follows:

	2003		2002
	($ in millions)
Geographic Region
West	$135.5	32.3%	$103.6	28.9%
Southeast	76.7	18.3	54.8	15.3
Mountain	57.7	13.7	40.4	11.3
Southwest	44.9	10.7	42.2	11.8
Midwest	64.4	15.4	43.9	12.3
Northeast	40.4	9.6	73.0	20.4

Total	$419.6	100.0%	$357.9	100.0%

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

The states or jurisdictions with the largest concentrations of mortgage loans at December 31, 2003 are: California $82.2 million (19.6%), Washington $44.7 million (10.6%), Colorado $31.8 million (7.6%), Virginia $27.1 million (6.5%), Pennsylvania $26.1 million (6.2%), District of Columbia $24.4 million (5.8%), Michigan $23.2 million (5.5%) and Missouri $19.4 million (4.6%).

As of December 31, 2003 and 2002, the mortgage loan portfolio by property type is as follows:

	2003		2002
	($ in millions)
Property Type
Agricultural	$103.2	24.6%	$85.7	24.0%
Office buildings	186.7	44.5	173.2	48.3
Hotel	24.9	5.9	17.5	4.8
Industrial	36.2	8.6	37.0	10.4
Retail	25.9	6.2	7.0	2.0
Other	42.7	10.2	36.2	10.1
Apartment buildings	—	—	1.3	0.4

Total	$419.6	100.0%	$357.9	100.0%

14. Commitments and Contingencies:

(i) Since late 1995 a number of purported class actions have been commenced in various state and federal courts against MONY Life and MLOA alleging that they engaged in deceptive sales practices in connection with the sale of whole and universal life insurance policies from the early 1980s through the mid 1990s. Although the claims asserted in each case are not identical, they seek substantially the same relief under essentially the same theories of recovery (i.e., breach of contract, fraud, negligent misrepresentation, negligent supervision and training, breach of fiduciary duty, unjust enrichment and violation of state insurance and/or deceptive business practice laws). Plaintiffs in these cases seek primarily equitable relief (e.g., reformation, specific performance, mandatory injunctive relief prohibiting MONY Life and MLOA from canceling policies for failure to make required premium payments, imposition of a constructive trust and creation of a claims resolution facility to adjudicate any individual issues remaining after resolution of all class-wide issues) as opposed to compensatory damages, although they also seek compensatory damages in unspecified amounts. MONY Life and MLOA have answered the complaints in each action (except for one being voluntarily held in abeyance). MONY Life and MLOA have denied any wrongdoing and have asserted numerous affirmative defenses.

On June 7, 1996, the New York State Supreme Court certified one of those cases, Goshen v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America (now known as DeFilippo, et al v. The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America), the first of the class actions filed, as a nationwide class consisting of all persons or entities who have, or at the time of the policy’s termination had, an ownership interest in a whole or universal life insurance policy issued by MONY Life and MLOA and sold on an alleged “vanishing premium” basis during the period January 1, 1982 to December 31, 1995. On March 27, 1997, MONY Life and MLOA filed a motion to dismiss or, alternatively, for summary judgment on all counts of the complaint. All of the other putative class actions have been consolidated and transferred by the Judicial Panel on Multidistrict Litigation to the United States District Court for the District of Massachusetts. While most of the cases before the District Court have been held in abeyance pending the outcome in Goshen, in June 2003, the Court granted plaintiffs in two of the constituent cases (the McLean and Snipes cases) leave to amend their complaints to delete all class action claims and allegations other than (in the case of McLean) those predicated on alleged violations of the Massachusetts and

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

Illinois consumer protection statutes. On November 19, 2003, the Court in McLean entered an order granting defendants dispositive motion seeking dismissal of the individual claims of the proposed class representatives of the putative statewide class comprised of Massachusetts purchasers, but denying that motion as to the individual claims of the proposed class representatives of the putative state-wide class of Illinois purchasers only. The order is now on appeal to the United States Court of Appeals for the First Circuit.

On October 21, 1997, the New York State Supreme Court granted MONY Life’s and MLOA’s motion for summary judgment and dismissed all claims filed in the Goshen case against MONY Life and MLOA. On December 20, 1999, the New York State Court of Appeals affirmed the dismissal of all but one of the claims in the Goshen case (a claim under New York’s General Business Law), which has been remanded back to the New York State Supreme Court for further proceedings consistent with the opinion. The New York State Supreme Court subsequently reaffirmed that, for purposes of the remaining New York General Business Law claim, the class is now limited to New York purchasers only. On July 2, 2002, the New York Court of Appeals affirmed the New York State Supreme Court’s decision limiting the class to New York purchasers. In addition, the New York State Supreme Court has further held that the New York General Business Law claims of all class members whose claims accrued prior to November 29, 1992 are barred by the applicable statute of limitations. On September 25, 2002 in light of the New York Court of Appeals’ decision, MONY Life and MLOA filed a motion to decertify the class with respect to the sole remaining claim in the case. By orders dated April 16, and May 6, 2003, the New York State Supreme Court denied preliminarily the motion for decertification, but held the issue of decertification in obeyance pending appeals by plaintiffs in related cases and a hearing on whether the present class, or a modified class, can satisfy the requirements of the class action statute in New York. MONY Life and MLOA have appealed from the denial of their motion for decertification, which appeal is presently pending in the Appellate Division, First Department. MONY Life and MLOA intend to defend themselves vigorously the sole remaining claim. There can be no assurance, however, that the present litigation relating to sales practices will not have a material adverse effect on them.

(ii) Between September 22 and October 8, 2003, ten substantially similar putative class action lawsuits were filed against MONY Group, its directors, AXA Financial and/or AIMA in the Court of Chancery of the State of Delaware in and for New Castle County, entitled Beakovitz v. AXA Financial, Inc., et al., C.A. No. 20559-NC (Sept. 22, 2003); Belodoff v. The MONY Group Inc., et al., C.A. No. 20558-NC (Sept. 22, 2003); Brian v. The MONY Group Inc., et al., C.A. No. 20567-NC (Sept. 23, 2003); Bricklayers Local 8 and Plasterers Local 233 Pension Fund v. The MONY Group Inc., et al., C.A. No. 20599-NC (Oct. 8, 2003); Cantor v. The MONY Group Inc., et al., C.A. No. 20556-NC (Sept. 22, 2003); E.M. Capital, Inc. v. The MONY Group Inc., et al., C.A. No. 20554-NC (Sept. 22, 2003); Garrett v. The MONY Group Inc., et al., C.A. No. 20577-NC (Sept. 25, 2003); Lebedda v. The MONY Group Inc., et al., C.A. No. 20590-NC (Oct. 3, 2003); Martin v. Roth, et al., C.A. No. 20555-NC (Sept. 22, 2003); and Muskal v. The MONY Group Inc., et al., C.A. No. 20557-NC (Sept. 22, 2003).

By order dated November 4, 2003, Vice Chancellor Stephen P. Lamb, to whom the cases had been assigned, consolidated all ten actions under the caption In re The MONY Group Inc., Shareholders Litigation, Consolidated C.A. No. 20554-NC, and ordered plaintiffs to file a consolidated amended complaint. On or about November 5, 2003, plaintiffs filed a Consolidated Class Action Complaint on behalf of a putative class consisting of all MONY Group stockholders, excluding the defendants and their affiliates. The consolidated complaint alleges that the $31.00 cash price per share to be paid to MONY Group stockholders in connection with the proposed merger is inadequate and that MONY Group’s directors breached their fiduciary duties in negotiating and approving the merger agreement by, among other things, (i) failing to maximize stockholder value, (ii) improperly diverting merger consideration from MONY Group’s stockholders to MONY Group’s management by amending and extending management’s change-in-control agreements, (iii) failing to comply with Delaware law in determining the “fair value” of MONY Group’s stock and (iv) disseminating incomplete

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

and inaccurate information regarding the proposed merger. The consolidated amended complaint alleges that AXA Financial and AIMA aided and abetted the alleged breaches of fiduciary duty by MONY Group and its directors. The complaint seeks various forms of relief, including damages and injunctive relief that would, if granted in its entirety, prevent completion of the merger. Defendants served and filed their answers to the consolidated amended complaints on December 29, 2003.

In addition, MONY Group, its directors and AXA Financial have been named in two putative class action lawsuits filed in New York State Supreme Court in Manhattan, entitled Laufer v. The MONY Group, et al., Civ. No. 602957-2003 (Sept. 19, 2003) and North Border Investments v. Barrett, et al., Civ. No. 602984-2003 (Sept. 22, 2003). The complaints in these actions contain allegations substantially similar to those in the original consolidated complaint in the Delaware cases, and likewise purport to assert claims against MONY Group and its directors for breach of fiduciary duty and against AXA Financial for aiding and abetting a breach of fiduciary duty. The Laufer and North Border complaints also seek various forms of relief, including damages and injunctive relief that would, if granted, prevent the completion of the merger. On December 29 and 30, 2003, respectively, defendants served their answers to the Laufer and North Border complaints. MONY Group has denied the material allegations of the complaints and intends to vigorously defend the actions.

Subsequent Events — —

On January 16, 2004, after the filing and mailing of the definitive proxy statement on January 8, 2004, plaintiffs sought and were granted leave to further amend their complaint to include additional allegations relating to the accuracy and/or completeness of information provided by the MONY Group in such proxy statement. Thereafter, plaintiffs requested a hearing on their motion for a preliminary injunction to enjoin the stockholder vote which had been scheduled to occur at the special meeting on February 24, 2004. A hearing on plaintiffs’ motion for a preliminary injunction was held on February 13, 2004. By order dated March 1, 2004, and an opinion released on February 17, 2004, Vice Chancellor Lamb granted plaintiffs’ motion to the limited extent of enjoining MONY Group from proceeding with the special meeting until MONY Group provides supplemental disclosure to its stockholders relating to the amount of the benefits that the MONY Group executives would receive under the change-in-control agreements relative to the amounts received by executives in the other transactions the independent directors and their advisors had considered at least ten days before the special meeting. Vice Chancellor Lamb otherwise rejected plaintiffs’ arguments in support of an injunction based on the directors’ purported breach of fiduciary duty, the associated aiding and abetting claims and plaintiffs’ other disclosure claims.

On March 9, 2004, plaintiffs filed a second amended complaint which included, among other things, allegations that (i) the MONY Group’s board of directors decision to reschedule the special meeting and set a new record date reflects an attempt by MONY Group to manipulate the vote by disenfranchising its long-term stockholders, (ii) MONY Group selectively communicated its intent to change the record date to certain investors so as to enable them to acquire voting power prior to the public announcement of the new record date, (iii) the press release issued in connection with the board’s decision to reschedule the meeting and record dates was materially false and misleading in that it failed to disclose and/or misrepresented the manipulation of the voting process and the true reason for the changing of such dates and (iv) the rescheduling of the meeting and record dates constitutes a breach of fiduciary duty by the MONY Group’s defendants. The second amended complaint seeks an order directing that MONY Group reinstate the record date of January 2, 2004 or, alternatively, denying voting power with respect to MONY Group shares allegedly purchased with knowledge of the prospect of a new record date.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

(iii) On February 3, 2004, MONY Group commenced an action in the United States District Court for the Southern District of New York, entitled The MONY Group Inc. v. Highfields Capital Management LP, Longleaf Partners Small-Cap Fund and Southeastern Asset Management, No. 04 Civ. 00916. MONY Group’s complaint alleges, among other things, that: (i) the furnishing by defendants, in solicitation materials sent to MONY Group’s stockholders, of a duplicate copy of MONY Group’s proxy voting card, without first filing a proxy statement and making the requisite disclosures in connection therewith, violates the federal proxy rules; (ii) certain of defendants’ solicitation materials contained false and misleading statements; and (iii) the defendants are acting as members of a “group” under Section 13(d) of the Securities Exchange Act and the rules promulgated thereunder in opposing the proposed merger, requiring the defendants to make certain securities filings and disclosures regarding their holdings, plans and intentions before engaging in a solicitation of MONY Group’s stockholders.

Subsequent Events — —

Based on the first of these allegations, on February 3, 2004, Judge Loretta Preska granted MONY Group’s request for a temporary restraining order and prohibited defendants from enclosing any proxy voting card, including a duplicate copy of MONY Group’s proxy voting card, in their solicitation materials, pending a determination on whether a preliminary injunction should be issued. By order dated February 11, 2004, Judge Richard Holwell denied MONY Group’s motion for a preliminary injunction and dissolved the temporary restraining order. Later that day, MONY Group filed a notice of appeal from Judge Holwell’s order and made an emergency application to the United States Court of Appeals for the Second Circuit, seeking an expedited appeal from the denial of the preliminary injunction, as well as a stay of Judge Holwell’s order dissolving the temporary restraining order or a preliminary injunction pending appeal. A single judge of the Second Circuit denied MONY Group’s request for a stay or injunction pending appeal, but the Court granted MONY Group’s motion for an expedited appeal, which is now pending.

On February 20, 2004 defendants Southeastern Asset Management and Longleaf Partners Small-Cap Fund served a joint answer to the complaint. Discovery in the litigation is currently proceeding with respect to MONY Group’s 13(d) and proxy disclosure claims.

(iv) In July 2002, pursuant to a jury verdict, the Company was found liable and ordered to pay a former joint venture partner some of the proceeds distributed to the Company from the disposition of a real estate asset in 1999, which was formerly owned by the joint venture. As a result of the verdict, which the Company appealed, the Company recorded a charge aggregating $0.8 million pre-tax in its results of operations for the quarter ended June 30, 2002. Approximately $0.4 million of this charge was reflected in the income statement caption entitled “Net Realized Losses” because it represented the return of proceeds originally included in the determination of the realized gain recognized by the Company in 1999 upon receipt of the aforementioned distribution. The balance of the charge, which was reflected in the income statement caption entitled “Other Operating Costs and Expenses” represented management’s best estimate of the interest that the court would have required the Company to pay its former joint venture partner, as well as legal costs. In the first quarter of 2003, the Company settled the litigation for approximately $0.3 million less than the provision previously recorded. Accordingly, during the first quarter of 2003, the Company reversed such over-accrual to income, approximately $0.2 million of which was recorded as realized gains and $0.1 million as a reduction to other expenses. The Company’s appeal was subsequently withdrawn.

(v) Recently, there has been a significant increase in federal and state regulatory activity in the financial services industry relating to numerous issues, including market timing and late trading of mutual fund and

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

variable insurance products. The Company, like many others in the financial services industry, has received requests for information from the SEC seeking documentation and other information relating to these issues. In addition, the SEC recently advised the Company of its plan to conduct an on-site examination of the Company’s variable annuities separate account. The Company has been responding to these requests and continues to cooperate fully with the regulators.

(vi) It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of the settlement, or re-evaluation of, the matters discussed above. Management believes, however, that the ultimate payments in connection with such matters should not have a material adverse effect on the Company’s financial statements. In addition to the matters discussed above, the Company is involved in various other legal actions and proceedings (some of which involve demands for unspecified damages) in connection with its business. In the opinion of management of the Company, resolution of contingent liabilities, income taxes and other matters will not have a material adverse effect on the Company’s financial position or results of operations.

(vii) At December, 2003, the Company had the following commitments outstanding: (i) $2.5 million for fixed rate agricultural loans with periodic interest rate reset dates with an initial interest rate of 5.25%, and (ii) commercial mortgage commitments of $38.4 million with interest rates ranging from 3.77% to 7.75%. The Company had no commitments outstanding for private fixed maturity securities.

15. Statutory Financial Information and Regulatory Risk-Based Capital:

The statutory net loss reported by the Company for the years ended December 31, 2003, 2002 and 2001 was $79.6 million, $91.9 million and $64.9 million, respectively. The statutory surplus of the Company as of December 31, 2003 and 2002 was $268.1 million and $246.1 million, respectively.

16. Reorganization and Other Charges:

During 2003, the Company was allocated charges aggregating $1.1 million in connection with MONY Life’s continuing initiative to enhance operating efficiency and effectively allocate resources. See Note 4 for a description of the service agreement between MONY Life and MLOA. These charges consisted of: (ii) losses from the abandonment of leased offices of $0.4 million; (iii) losses from the abandonment of leased space in MONY Life’s home office of $0.4 million; (iv) write-offs of unused furniture and equipment in certain abandoned agency offices of $0.2 million; and (iv) moving and alteration costs incurred in connection with the consolidation of leased space in the Company’s home office of $0.1 million The reserves established for the abandonment of leased agency offices and leased space in MONY Life’s home office are expected to run-off through 2008 and 2016, respectively. All of the charges recorded in 2003 represent “costs associated with exit or disposal activities” as described in SFAS 146, Accounting for Costs Associated with Exit or Disposal Activities (“SFAS 146”).

During the fourth quarter of 2002 and 2001, the Company was allocated reorganization and other charges aggregating approximately $1.6 million and $20.7 million, respectively, in connection with MONY Life’s initiative to enhance operating efficiency and more efficiently allocate resources and capital. Of these charges, $1.6 million and $6.8 million, respectively, met the definition of “restructuring charges” as defined by Emerging Issues Task Force Consensus 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring)” (“EITF 94-3”). The 2002 reorganization charge consisted of severance and related benefits resulting from headcount reductions in MONY Life’s home office and career agency system, as well as losses from abandonment of certain leased offices and equipment. The 2001 reorganization charge consisted of severance and related benefits of $7.4 million resulting

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

from headcount reductions in MONY Life’s home office and career agency system, and $7.4 million of other miscellaneous items. The remaining restructuring reserves primarily relate to lease abandonment costs and are expected to run-off through 2007. The balance of the charge in 2001, $5.9 million, was unrelated to the reorganization activities and consisted of: (i) impairments of certain invested assets and valuation related write-downs of private equity securities held in the Company’s equity method venture capital portfolio, (ii) write-downs of certain information technology assets, and (iii) other miscellaneous items.

The following tables summarize the components of the aforementioned charges allocated during 2003, 2002 and 2001, respectively:

2003	Operating	Net Realized Losses	Total
	($ in millions)
Reorganization Charges (1):
Severance benefits	$—	$—	$—
Leased offices	0.6	—	0.6
Lease abandonment and other	0.5	—	0.5

Total — Reorganization Charges	$1.1	$—	$1.1

(1)	All of the reorganization charges allocated in 2003 are “costs associated with exit or disposal activities” as described in SFAS 146, Accounting for Costs Associated with Exit or Disposal Activities.

2002	Operating	Net Realized Losses	Total
	($ in millions)
Reorganization Charges (1):
Severance benefits	$1.3	$—	$1.3
Leased offices	0.3	—	0.3

Total — Reorganization Charges	$1.6	$—	$1.6

(1)	All of the reorganization charges allocated in 2002 meet the definition of “restructuring charges” as defined by EITF 94-3.

2001	Operating	Net Realized Losses	Total
	($ in millions)
Reorganization Charges:
Severance benefits and incentive compensation (1)	$7.4	$—	$7.4
Leased offices (1)	1.4	—	1.4
Deferred policy acquisition costs	3.5	—	3.5
Other	2.5	—	2.5

Subtotal — Reorganization Charges	14.8	—	14.8
Other Charges:
Asset Impairments and Valuation Related Write-downs	—	2.5	2.5
Benefits to policyholders	2.1	—	2.1
Information technology assets	1.0	—	1.0
Other	0.3	—	0.3

Subtotal — Other Charges	3.4	2.5	5.9

Total — Reorganization and Other Charges	$18.2	$2.5	$20.7

(1)	Severance benefits aggregating $5.4 million and lease abandonment charges aggregating $1.4 million meet the definition of “restructuring charges” as defined by EITF 94-3.

MONY LIFE INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS — (Continued)

All charges referred to as Reorganization Charges included in the table above, except $3.5 million related to deferred policy acquisition costs in 2001, are included in “Other Operating Costs and Expenses” in the Company’s income statement for the year ended December 31, 2001.

Set forth below is certain information regarding the liability recorded in connection with the restructuring actions during 2003 and 2002, as well as the changes therein. Such liability is reflected in Accounts Payable and Other Liabilities on the Company’s statements of financial position.

	As of December 31, 2002	Charges	Cash Payments (1)	Change in Reserve Estimates	As of December 31, 2003
	($ in millions)
Restructuring Charges Liability:
Severance benefits	$1.2	$—	$(1.2)	$—	$—
Other restructuring charges	1.3	1.1	(1.4)	—	1.0

Total Restructuring Charges Liability	$2.5	$1.1	$(2.6)	$—	$1.0

(1)	Cash payments include in 2003 the non-cash write-off of $0.4 million in unused equipment in certain abandoned leased offices.

PART C

OTHER INFORMATION

Item 27.    Exhibits

1.	Board of Directors Resolutions.

a)	Resolution of the Board of Directors of MONY Life Insurance Company of America authorizing establishment of MONY America Variable Account L (1)

2.	Custodian Agreements. Not applicable.

3.	Underwriting Contracts.

a)	Underwriting Agreement among MONY Life Insurance Company of America, MONY Series Fund, Inc. and MONY Securities Corp. (2)

b)	Proposed specimen agreement between MONY Securities Corp. and registered representatives (2)

c)	Specimen commission schedule (Career Contract Schedule) (3)

4.	Contracts.

a)	Specimen form of policy (7)

b)	Form of Term Life Term Rider (4)

c)	Form of Additional Term Life Insurance Rider (4)

d)	Form of Enhanced Maturity Extension Rider (4)

e)	Form of Maturity Extension Rider (4)

f)	Form of Spouse’s Yearly Renewable Term Rider (4)

g)	Form of Accidental Death and Dismemberment Rider (4)

h)	Form of Purchase Option Rider (4)

i)	Form of Waiver of Monthly Deduction Rider (4)

j)	Form of Waiver of Specified Premiums Rider (4)

k)	Form of Accelerated Death Benefit Rider (4)

l)	Form of Children’s Term Life Insurance Rider (4)

m)	Form of Guaranteed Death Benefit to Age 100 Rider (4)

5.	Applications. ( )

6.	Depositor’s Certificate of Incorporation and By-Laws.

a)	Articles of Incorporation and By-Laws of MONY Life Insurance Company of America (2)

7.	Reinsurance Contracts.

a)	Automatic Bulk YRT Non-Refund Agreement among MONY Life Insurance Company, MONY Life Insurance Company of America and Allianz Life Insurance Company of North America (7)

8.	Participation Agreements.

a)	Participation Agreement among The Alger American Fund, MONY Life Insurance Company of America and Fred Alger & Company, Incorporated (6)

(1)	Form of Amendment dated May 1, 2003. (9)

b)	Participation Agreement among Enterprise Accumulation Trust, MONY Life Insurance Company of America and MONY Life Insurance Company (5)

c)	Participation Agreement between Janus Aspen Series Fund, Inc. and MONY Life Insurance Company of America (6)

(1)	Form of Amendment dated September 1, 2003. (9)

d)	Participation Agreement among Lord Abbett Series Fund, Inc., Lord Abbett Distributor LLC and MONY Life Insurance Company of America (6)

e)	Participation Agreement among MFS Variable Insurance Trust, MONY Life Insurance Company of America and Massachusetts Financial Services Co. (6)

(1)	Form of Amendment dated September 1, 2003. (9)

f)	Participation Agreement between PBHG Insurance Series Fund and MONY Life Insurance Company of America (7)

(1)	Form of Amendment dated November 1, 2003. (9)

g)	Participation Agreement among PIMCO Variable Insurance Trust, MONY Life Insurance Company of America and PIMCO Funds Distributors LLC (6)

h)	Participation Agreement among Morgan Stanley Dean Witter Universal Funds, Inc., Morgan Stanley Dean Witter Investment Management, Inc., Miller Anderson & Sherrerd LLP and MONY Life Insurance Company of America (6)

(1)	Form of Amendment dated September 1, 2003. (9)

i)	Participation Agreement among AIM Variable Insurance Funds, AIM Distributors, Inc., MONY Life Insurance Company of America and MONY Securities Corporation (8)

(1)	Form of Amendment dated April 30, 2003. (9)

9.	Administrative Contracts.

a)	Services Agreement between The Mutual Life Insurance Company of New York and MONY Life Insurance Company of America (2)

10.	Other Material Contracts. Not applicable.

11.	Legal Opinion.

a)	Opinion and consent of Arthur D. Woods, Esq. (10)

b)	Opinion and consent of Robert Levy, Esq. (10)

12.	Actuarial Opinion.

a)	Opinion and consent of Pamela Duffy (8)

13.	Calculations. (8)

14.	Other Opinions.

a)	Consent of PricewaterhouseCoopers LLP (10)

15.	Omitted Financial Statements. No financial statements are omitted from Item 24.

16.	Initial Capital Agreements. Not applicable.

17.	Redeemability Exemption. (7)

18.	Powers of Attorney.

a)	Power of Attorney of Michael I. Roth, Director, Chairman of the Board and Chief Executive Officer (1)

b)	Power of Attorney of Samuel J. Foti, Director, President and Chief Operating Officer (1)

c)	Power of Attorney of Kenneth M. Levine, Director and Executive Vice President (1)

d)	Power of Attorney of Richard Daddario, Director, Vice President and Controller (1)

e)	Power of Attorney of Michael Slipowitz, Director, Vice President and Actuary (1)

f)	Power of Attorney of Richard E. Connors, Director and Vice President (4)

g)	Power of Attorney of Margaret G. Gale, Director and Vice President (1)

h)	Power of Attorney of Steve G. Orluck, Director and Vice President (1)

i)	Power of Attorney of Evelyn L. Peos, Director and Vice President (1)

j)	Power of Attorney of Larry Cohen, Vice President, Controller and Chief Accounting Officer (9)

k)	Power of Attorney of Sam Chiodo, Director and Vice President – Corporate & Strategic Marketing (9)

(1)	Incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-102233) filed on December 27, 2002.

(2)	Incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

(3)	Incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 333-72596) filed on December 7, 2001.

(4)	Incorporated herein by reference to post-effective amendment no. 3 to the registration statement on Form N-6 (File No. 333-72596) filed on March 3, 2003.

(5)	Incorporated herein by reference to post-effective amendment no. 7 to the registration statement on Form N-4 (File No. 333-72259) filed on April 18, 2001.

(6)	Incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

(7)	Incorporated herein by reference to post-effective amendment no. 4 to registration statement on Form N-6 (File No. 333-72596) filed on April 30, 2003.

(8)	Incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form N-6 (File No. 333-104156) filed on May 28, 2003.

(9)	Incorporated herein by reference to post-effective amendment no. 6 to the registration statement on Form N-4 (File No. 333-72632) filed on May 3, 2004.

(10)	Filed herewith.

Item 28.    Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor

Michael I. Roth	Director, Chairman of the Board and Chief Executive Officer

Samuel J. Foti	Director, President and Chief Operating Officer

Kenneth M. Levine	Director and Executive Vice President

Richard Daddario	Director, Vice President and Controller

Michael Slipowitz	Director, Vice President and Actuary

Jay M. Cohen	Vice President—Chief Compliance Officer

Richard E. Connors	Director and Vice President

Margaret G. Gale	Director and Vice President

Steven G. Orluck	Director and Vice President

Evelyn L. Peos	Director and Vice President

Larry Cohen	Vice President, Controller and Chief Accounting Officer

Sam Chiodo	Director and Vice President—Corporate & Strategic Marketing

William D. Goodwin	Vice President

David S. Waldman	Secretary

David V. Weigel	Treasurer

*	Principal business address is c/o MONY Life Insurance Company of America, 1740 Broadway, New York, New York, 10019.

Item 29.    Persons Controlled by or Under Common Control With the Depositor or Registrant

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of MONY Life Insurance Company of America, a wholly-owned subsidiary of MONY Life Insurance Company (“MONY”).

The following is a table showing all corporations directly or indirectly controlled by or under common control with MONY Life Insurance Company of America, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction	Percent Of Voting Securities Owned	Principal Business

The MONY Group Inc.	Delaware		Insurance Holding Company

MONY Holdings, LLC	Delaware	100% owned by The MONY Group Inc.	Insurance Holding Company

MONY Life Insurance Company	New York	100% owned by The MONY Group Inc.	Insurance

The Advest Group, Inc.	Delaware	100% owned by The MONY Group Inc.	Financial Services Holding Company

Lebenthal & Co., Inc. Municipal Securities	New York	100% owned by the MONY Group Inc.	Securities

MONY Life Insurance Company of America	Arizona	100% indirectly owned by The MONY Group Inc.	Life Insurance

Name	Jurisdiction	Percent Of Voting Securities Owned	Principal Business

Sagamore Financial Corporation	Ohio	100% indirectly owned by The MONY Group Inc.	Insurance Holding Company

Matrix Capital Markets Group, Inc.	Virginia	100% owned by The MONY Group Inc.	Investment Banking Advice

PCP Benefit Plans, Ltd.	New York	100% owned by The MONY Group Inc.	Benefit Plan Administration

MONY Series Fund, Inc.	Maryland	Jointly owned by MONY Life Insurance Company and MONY Life Insurance Company of America	Mutual Funds

Enterprise Accumulation Trust	Massachusetts	Jointly owned by MONY Life Insurance Company and MONY Life Insurance Company of America	Mutual Funds

U.S. Financial Life Insurance Company	Ohio	100% indirectly owned by The MONY Group Inc.	Insurance

Financial Marketing Agency, Inc.	Ohio	99% indirectly owned by The MONY Group Inc.	Insurance Brokerage

Matrix Private Equities, Inc.	Virginia	100% owned by The MONY Group Inc.	Banking Advice

MONY International Holdings, Inc.	Delaware	100% indirectly owned by The MONY Group Inc.	Holding Company

MONY Asset Management, Inc.	Delaware	100% indirectly owned by The MONY Group Inc.	Investment Advisory

MONY Capital Management, Inc.	Delaware	100% indirectly owned by The MONY Group Inc.	Investment Advisory

MONY Agricultural Investment Advisers, Inc.	Delaware	100% indirectly owned by The MONY Group Inc.	Investment Advisory

MONY Realty Capital, Inc.	Delaware	100% indirectly owned by The MONY Group Inc.	Investment Advisory

MONY Life Insurance Company of the Americas, Ltd.	Cayman Islands	100% indirectly owned by The MONY Group Inc.	Life Insurance

MONY Bank & Trust Company of the Americas, Ltd.	Cayman Islands	100% indirectly owned by The MONY Group Inc.	Banking

MONY Consultoria e Corretagem de Seguros Ltda.	Brazil	100% indirectly owned by The MONY Group Inc.	Investment Management

MONY International Life Insurance Co. Seguros de Vida S.A.	Argentina	100% indirectly owned by The MONY Group Inc.	Insurance

MONY Financial Resources of the Americas Limited	Jamaica	21% indirectly owned by The MONY Group Inc.	Financial Planning Services

MONY Securities Corporation	New York	100% indirectly owned by The MONY Group Inc.	Broker-Dealer

1740 Advisers, Inc.	New York	100% indirectly owned by The MONY Group Inc.	Investments

Name	Jurisdiction	Percent Of Voting Securities Owned	Principal Business

MONY Assets Corp.	New York	100% indirectly owned by The MONY Group Inc.	Investment Holding Company

Enterprise Capital Management, Inc.	Georgia	100% indirectly owned by The MONY Group Inc.	Investment Advisory

MONY Realty Partners, Inc.	Delaware	100% indirectly owned by The MONY Group Inc.	Real Estate Management

1740 Ventures, Inc.	New York	100% indirectly owned by The MONY Group Inc.	Investment Advisory

MONY Brokerage, Inc.	Delaware	100% indirectly owned by The MONY Group Inc.	Insurance Brokerage

Trusted Investment Advisors Corp.	Minnesota	100% indirectly owned by The MONY Group Inc.	Investment Advisory

Trusted Insurance Advisors General Agency Corp.	Minnesota	100% indirectly owned by The MONY Group Inc.	Insurance Broker

MONY Benefits Management Corp.	Delaware	100% indirectly owned by The MONY Group Inc.	Benefits Management

Enterprise Fund Distributors, Inc.	Delaware	100% indirectly owned by The MONY Group Inc.	Broker/Dealer

Trusted Advisors Insurance Agency, Inc.	Massachusetts	100% indirectly owned by The MONY Group Inc.	Insurance

MONY Benefits Service Corp.	Delaware	100% indirectly owned by The MONY Group Inc.	Benefit Plan Administration

MBI Insurance Agency of Alabama, Inc.	Alabama	100% indirectly owned by The MONY Group Inc.	Insurance Brokerage

MBI Insurance Agency of Ohio, Inc.	Ohio	100% indirectly owned by The MONY Group Inc.	Insurance Brokerage

MBI Insurance Agency of Massachusetts, Inc.	Massachusetts	100% indirectly owned by The MONY Group Inc.	Insurance Brokerage

MBI Insurance Agency of Texas, Inc.	Texas	100% indirectly owned by The MONY Group Inc.	Insurance Brokerage

MBI Insurance Agency of New Mexico, Inc.	New Mexico	100% indirectly owned by The MONY Group Inc.	Insurance Brokerage

MBI Insurance Agency of Washington, Inc.	Washington	100% indirectly owned by The MONY Group Inc.	Insurance Brokerage

Item 30.    Indemnification

Article VI of MONY Life Insurance Company of America’s By-Laws provides, in part:

SECTION 1.  The Corporation shall indemnify any existing or former director, officer, employee or agent of the Corporation against all expenses incurred by them and each of them which may arise or be incurred, rendered or levied in any legal action brought or threatened against any of them for or on account of any action or omission alleged to have been committed while acting within the scope of employment as director, officer, employee or agent of the Corporation, whether or not any action is or has been filed against them and whether or not any settlement or compromise is approved by a court, all subject and pursuant to the provisions of the Articles of Incorporation of this Corporation.

SECTION 2.  The indemnification provided in this By-Law shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.    Principal Underwriter

(a) Other Activity.  MONY Securities Corporation (“MSC”) is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended. MSC also acts as principal underwriter for MONY America Variable Account A, L, and S of MONY Life Insurance Company of America and for MONY Variable Account A, L, and S of MONY Life Insurance Company.

(b) Management.  The following information is furnished with respect to the officers and directors of MSC:

Name and Principal Business Address*	Positions and Offices with MSC	Positions and Offices with Depositor

Steven G. Orluck	Director and Chairman of the Board	Vice President

Phillip P. D’Ambrisi	Director, President and Chief Executive Officer	n/a

Charles P. Leone	Director, Senior Vice President and Chief Compliance Officer	n/a

John M. Purcell	Senior Vice President – Marketing	n/a

Tara Eirich	Senior Vice President – Operations	n/a

John C. Norton	Senior Vice President – Compliance	n/a

Timothy Looney	Senior Vice President – Financial Principal	n/a

Chris Adirente	Vice President – Marketing	n/a

Maria Dunn	Vice President – Operations	n/a

James Gould	Vice President	n/a

Jeff Harrison	Vice President – Financial Planning	n/a

Robert L. Sansone	Vice President	n/a

Steve Saperstein	Vice President – Marketing	n/a

Tamara L. Bronson	Treasurer	Assistant Vice President

Arthur D. Woods	Secretary	n/a

*	Principal business address is c/o MONY Life Insurance Company of America, 1740 Broadway, New York, New York 10019.

(c) Compensation From the Registrant.  The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

(1)	(2)	(3)	(4)	(5)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Compensation

MSC	$16,246,718	0	N/A	N/A

Item 32.    Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by MONY Life Insurance Company of America, 1740 Broadway, New York, New York 10019 or at its Operations Center at 1 MONY Plaza, Syracuse, New York 13221.

Item 33.    Management Services

All management contracts are discussed in Part A or Part B.

Item 34.    Fee Representation

MONY Life Insurance Company of America hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MONY Life Insurance Company of America.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, MONY America Variable Account L and MONY Life Insurance Company of America certify that they meet the requirements of the Securities Act for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act of 1933 and have duly caused Post-Effective Amendment No. 5 to this Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, in the City of New York and the State of New York, on this 14th day of May, 2004.

MONY AMERICA VARIABLE ACCOUNT L

(Registrant)

*

By:

Michael I. Roth, Director, Chairman of the Board, and Chief Executive Officer of MONY Life Insurance Company of America

MONY LIFE INSURANCE COMPANY OF AMERICA

(Depositor)

*

By:

Michael I. Roth, Director, Chairman of the Board, and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, Post-Effective Amendment No. 5 to this Registration Statement has been signed below by the following persons in the capacities indicated on May 14, 2004

Signature	Title

* Michael I. Roth	Director, Chairman of the Board and Chief Executive Officer

* Samuel J. Foti	Director, President, and Chief Operating Officer

* Kenneth M. Levine	Director, Executive Vice President and Chief Investment Officer

* Richard Daddario	Director, Executive Vice President and Chief Financial Officer

* Larry Cohen	Vice President, Controller and Chief Accounting Officer

* Sam Chiodo	Director and Vice President-Corporate & Strategic Marketing

* Michael Slipowitz	Director, Vice President and Actuary

* Richard E. Connors	Director and Vice President

* Margaret G. Gale	Director and Vice President

* Steven G. Orluck	Director and Vice President

* Evelyn L. Peos	Director and Vice President

/s/ DAVID S. WALDMAN *By: David S. Waldman, Attorney-in-Fact Pursuant to Power of Attorney

EXHIBIT INDEX

Exhibits

11.a)	Opinion and consent of Arthur D. Woods, Esq.

11.b)	Opinion and consent of Robert Levy, Esq.

14.a)	Consent of PricewaterhouseCoopers LLP